Exhibit 10.3

AMENDED AND RESTATED

AIRLINE OPERATING AGREEMENT AND TERMINAL BUILDING LEASE

MINNEAPOLIS-ST. PAUL INTERNATIONAL AIRPORT

BETWEEN

METROPOLITAN AIRPORTS COMMISSION

AND

MN AIRLINES, LLC d/b/a SUN COUNTRY AIRLINES

EFFECTIVE JANUARY 1, 2019

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	I.	NON-WAIVER	47

	J.	NON-SIGNATORY LANDING FEES	48

	K.	AFFILIATED AIRLINES	48

	L.	ALLIANCE PARTNERS	48

VI.	CALCULATION OF RENTS, FEES, AND CHARGES		48

	A.	GENERAL	48

	B.	CALCULATION/COORDINATION PROCEDURES	49

	C.	LANDING FEES	50

	D.	TERMINAL APRON FEES	51

	E.	TERMINAL 1 BUILDING RENTS	51

	F.	CARROUSEL AND CONVEYOR CHARGE	53

	G.	IAF USE FEES	53

	H.	YEAR-END ADJUSTMENTS OF RENTS, FEES, AND CHARGES	54

	I.	REVENUE SHARING	55

	J.	REVERSION TO ALTERNATE RATE STRUCTURE	56

	K.	AIRLINE SERVICES PROVIDED BY MAC IN TERMINAL 1	56

	L.	TERMINAL 1 COMMON USE SPACE CHARGE	58

	M.	MAC-OWNED SYSTEMS AND EQUIPMENT AND UTILITIES INSURANCE COST	58

VII.	CAPITAL EXPENDITURES		59

	A.	GENERAL	59

	B.	CAPITAL PROJECTS SUBJECT TO MII REVIEW	60

	C.	CAPITAL PROJECTS NOT SUBJECT TO MII REVIEW	60

	D.	MAJORITY-IN-INTEREST WAIVER	61

	E.	TERMINAL 1 OPERATIONAL IMPROVEMENTS PROGRAM	61

	F.	CONCOURSE G PROJECT	61

VIII.	INSTALLATION, MAINTENANCE AND UTILITIES		62

	A.	OBLIGATIONS OF MAC	62

	B.	OBLIGATIONS OF AIRLINE	65

	C.	OPERATION AND MAINTENANCE OF OUTBOUND BHS	66

	D.	OPERATION AND MAINTENANCE OF INBOUND BHS	69

	E.	PASSENGER BOARDING BRIDGES (PBBs)	73

IX.	DAMAGE OR DESTRUCTION OF PREMISES		75

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	A.	DAMAGE OR DESTRUCTION	75

	B.	FORCE MAJEURE	76

X.	INDEMNITY AND LIABILITY INSURANCE		76

	A.	INDEMNIFICATION	76

	B.	LIABILITY INSURANCE	77

	C.	OTHER INSURANCE	80

	D.	ENVIRONMENTAL LIABILITY	80

XI.	ASSIGNMENT, SUBLETTING, AND GROUND HANDLING		84

	A.	ADVANCE APPROVAL	84

	B.	ASSIGNMENT	85

	C.	SUBLEASE AGREEMENT	86

	D.	GROUND HANDLING AGREEMENT	87

	E.	BANKRUPTCY	87

XII.	DISPUTE RESOLUTION		88

XIII.	[INTENTIONALLY OMITTED]		88

XIV.	EVENTS OF DEFAULT; REMEDIES		88

	A.	EVENTS OF DEFAULT	88

	B.	REMEDIES	90

XV.	TERMINATION		91

	A.	TERMINATION BY MAC	91

	B.	TERMINATION BY AIRLINE	91

	C.	TERMINATION BY GOVERNMENT TAKING	92

XVI.	GENERAL PROVISIONS		92

	A.	INTERPRETATION	92

	B.	COMPLIANCE WITH LAW	93

	C.	ADDITIONAL FEDERAL REQUIREMENTS	94

	D.	ECONOMIC NONDISCRIMINATION	99

	E.	GRANTING OF MORE FAVORABLE TERMS	99

	F.	CONSENTS, APPROVALS, AND NOTICES	99

	G.	WAIVER	100

	H.	APPLICABLE LAW AND FORUM SELECTION	100

	I.	SUCCESSORS	101

	J.	INSPECTION	101

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K.	QUIET ENJOYMENT	101

L.	NON-LIABILITY OF AGENTS AND EMPLOYEES	101

M.	NO PARTNERSHIP OR AGENCY	102

N.	SECURITY	102

O.	SUBORDINATION TO AGREEMENTS WITH THE U.S. GOVERNMENT	104

P.	PFC ACT AND ASSURANCES	104

Q.	NO EXCLUSIVE RIGHT	105

R.	CONCERNING DEPRECIATION AND INVESTMENT CREDIT	105

S.	ATTORNEY’S FEES	105

T.	SAVINGS	105

U.	MASTER TRUST INDENTURES	105

V.	AIRLINE SPECIFIC PROVISIONS	106

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EXHIBITS

A	-	Airport Layout Plan

B	-	Airfield

C	-	Terminal 1

D	-	Terminal Apron/Terminal Ramp

E	-	Terminal 2

F	-	Landside Area

G	-	Other Areas

H.		[Intentionally Omitted]

I	-	BHS Exhibits

J	-	Premises

I	-	[Intentionally Omitted]

H	-	[Intentionally Omitted]

M	-	Indirect Cost Center Allocations

N	-	Illustration of Calculation of Rents, Fees, and Charges

O	-	Initial Rentable Square Footage

P	-	Maintenance Responsibility Matrix

Q	-	[Intentionally Omitted]

R	-	[Intentionally Omitted]

S	-	[Intentionally Omitted]

T	-	Month to Month Premises

U	-	[Intentionally Omitted]

V	-	Short Term Gates

W	-	Ground Handling Memorandum of Understanding

X	-	[Intentionally Omitted]

Y	-	Pre-Existing Rate Structure

Z	-	AIRLINE Only Provisions

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AMENDED AND RESTATED AIRLINE OPERATING AGREEMENT AND TERMINAL BUILDING LEASE

MINNEAPOLIS-ST. PAUL INTERNATIONAL AIRPORT

THIS AMENDED AND RESTATED AIRLINE OPERATING AGREEMENT AND TERMINAL BUILDING LEASE, effective as of January 1, 2019, by and between the Metropolitan Airports Commission, a public corporation under the laws of the State of Minnesota (hereinafter referred to as “MAC” or “Commission”), and MN Airlines, LLC d/b/a Sun Country Airlines a corporation organized and existing under the laws of the State of Minnesota and authorized to do business in the State of Minnesota (hereinafter referred to as “AIRLINE”).

WHEREAS, MAC owns and operates the Airport (as hereinafter defined) and has the power to grant rights and privileges thereto; and

WHEREAS, AIRLINE operates an Air Transportation Business (as hereinafter defined) and desires to use or lease from MAC certain premises and facilities and to acquire from MAC certain rights and privileges in connection with its use of the Airport; and

WHEREAS, AIRLINE and MAC entered into that certain Airline Operating Agreement and Terminal Building Lease, dated as of January 1, 1999 (the “Original Agreement”);

WHEREAS, AIRLINE and MAC have entered into amendments to the Original Agreement (collectively, the “Amendments”; the Original Agreement as so amended by the Amendments, the “Existing Agreement”);

WHEREAS, AIRLINE and MAC wish to make further amendments and modifications to the Existing Agreement; and

WHEREAS, AIRLINE and MAC have agreed to amend and restate the Existing Agreement to take into account the new amendments and modifications;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, MAC and AIRLINE agree as follows:

I.	DEFINITIONS

A.	DEFINITIONS

1.

“Agreement” or “Lease,” or “Airline Operating Agreement and Terminal Building Lease” means this Amended and Restated Airline Operating Agreement and Terminal Building Lease, which amends and restates the Existing Agreement from and after the date hereof.

2.

“Affiliated Airline” or “Affiliate” means an Airline other than AIRLINE that (a) operates aircraft of 76 passenger seats or fewer at the Airport, (b) has signed an Airline Operating Agreement and Terminal Building Lease similar to the form of this Agreement or an operating permit or such other agreement to operate at the Airport as reasonably required by MAC, (c) (i) is a subsidiary, parent company, or sister company of AIRLINE, or, (ii) if such airline is not a subsidiary, parent

1

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I. Definitions

company, or sister company of AIRLINE, is party to an Airline Services Agreement with AIRLINE, (d) has been designated in writing by AIRLINE as an “affiliate” of AIRLINE, and (e) is ground handled exclusively by AIRLINE or AIRLINE’s subcontractor for all flights flown on behalf of AIRLINE at the Airport.

3.

“Air Operations Area” and “AOA” shall be interchangeable terms and both terms shall mean any area of the Airport used or intended to be used for landing, taking off, or surface maneuvering of aircraft, including the tug drive and all other such areas shown on Exhibit A or as amended by the Executive Director in accordance with the terms hereof, within that portion of the Airport which is enclosed by fencing, walls, or other barriers and to which access is controlled through designated entry points, but excluding all exclusive leasehold areas.

4.

“Air Transportation Business” means the carriage by aircraft of persons or property as a common carrier for compensation or hire, or the carriage of mail by aircraft in commerce, and activities directly related thereto, including, but not limited to AIRLINE’S frequent flier program.

5.	“Airfield Cost” is calculated as set forth in Section VI.C.1.

6.	“AIRLINE” means the entity that has executed this Agreement.

7.	“Airline” means an entity (including AIRLINE) that operates an Air Transportation Business at the Airport.

8.

“Airline Club” means an area or areas leased by the Commission to an Airline that is made available primarily for the use and enjoyment of a select group of such Airline’s, its Alliance Partners’ and its Affiliates’ passengers, including members and their guests, as well as passengers, including members (and their guests), of other Airlines under reciprocal agreements with such other Airlines.

9.	“Airline Rented Space” means the aggregate of that portion of Rentable Space under lease to all Signatory Airlines.

10.

“Airline Services Agreement” means any agreement between AIRLINE and any air carrier pursuant to which such air carrier provides certain air transportation services for AIRLINE under AIRLINE’s designator code.

11.	“Airport” means the Minneapolis-St. Paul International Airport. The layout of the Airport is depicted in Exhibit A.

12.

“Airport Bonds and Other Forms of Indebtedness” means general airport revenue bonds, general obligation bonds, commercial paper, refunding obligations, and other forms of indebtedness incurred or assumed by the Commission in connection with the ownership or operation of the Airport System and payable from MAC revenues.

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I. Definitions

13.

“Airport Cost Centers” means certain areas of the Airport and the Airport System, which are also used in accounting for airport revenues and expenses and for calculating and adjusting certain rents, fees, and charges described herein, and as such areas now exist or may hereafter be modified or extended in accordance with the terms hereof, and as more particularly described below. The Airfield, Terminal 1, Terminal Apron, Terminal 2, Landside Area, IAF, and Other Areas are shown in Exhibits B, C, D, E, F, and G, which shall be updated periodically by MAC to reflect changes to Airport Cost Centers in accordance with the terms hereto.

a.

“Airfield” means the runways, taxiways, approach and clear zones, safety areas, infield areas, landing and navigational aids, and other facilities and land areas which are not leased to any entity and are required by or related to aircraft operations (landings, takeoffs, and taxiing) at the Airport and other facilities as generally shown on Exhibit B including, but not limited to, the control tower, roads, tunnels, and collection and processing facilities for deicing agents and shall include on-Airport noise abatement costs and Off-Airport Aircraft Noise Costs, but excluding any areas leased separately at any time.

b.

“Terminal 1” means the passenger terminal buildings known as Terminal 1-Lindbergh, including Concourses A,B,C,D,E,F, and G, as shown on Exhibit C, including but not limited to, underground parking beneath Terminal 1-Lindbergh, a portion of the auto rental/parking/terminal people mover, the Ground Transportation Center (the “GTC”), skyways, the IAF (provided that, for the purpose of calculating rates and charges, IAF is a separate Airport Cost Center), the Energy Management Center, and the Airline Clubs located therein, together with additions and/or changes thereto.

c.

“Terminal Apron” and “Terminal Ramp” shall be interchangeable terms and both terms shall mean the airport parking apron as shown on Exhibit D to the Lease, together with any additions and/or changes thereto.

d.	“Terminal 2” means the Terminal 2-Humphrey building located on 34th Avenue South at the Airport or any replacement facility as shown on Exhibit E.

e.

“International Arrivals Facility” or “IAF” shall be interchangeable terms and both terms shall mean the space in Terminal 1 utilized for the arrival and departure of international flights, all as more specifically depicted on Exhibit C.

f.

“Reliever Airports” means the general aviation airports owned and operated by Commission, including but not limited to St. Paul Downtown Airport, Flying Cloud Airport, Crystal Airport, Anoka County-Blaine Airport, Lake Elmo Airport, and Airlake Airport.

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I. Definitions

g.

“Landside Area” means the upper and lower level terminal roadways, the inbound and outbound terminal roads, the commercial lane, rental car service and storage areas, a portion of the auto rental/parking/terminal people mover, rental car ready/return areas, skyways, and the automobile parking areas (except the underground parking beneath Terminal 1) at the Airport as shown on Exhibit F.

h.

“Equipment Buildings” means the building and ground areas at the Airport provided for the storage of equipment owned and/or rented/leased by MAC including, but not limited to, shops, storage facilities, and vehicle parking areas.

i.	“ARFF” means the building and ground areas at the Airport provided for aircraft rescue and firefighting functions.

j.	“Police” means the building and ground areas at the Airport provided for police functions.

k.

“Administration” means the building and ground areas at the Airport provided for MAC administration activities including, but not limited to, the general office building and the MAC offices and administrative facilities located in Terminal 1 and Terminal 2.

l.

“Other Areas” means all other direct cost building and ground areas at the Airport provided for general aviation, cargo, aircraft maintenance, and other aviation- and nonaviation-related activities as shown on Exhibit G.

14.

“Airport Grants” means those moneys contributed to the Commission by the United States or any agency thereof, or by the State of Minnesota, or any political subdivision or agency thereof, to pay for all or a portion of the cost of a Capital Project.

15.

“Airport Security Coordinator” means the employee of the MAC charged with the authority and responsibility to implement and enforce the Airport’s Security Program or such employee’s designated representative.

16.	“Airport System” means the Airport and the Reliever Airports.

17.

“Alliance Partner” means a foreign air carrier that operates under a code-sharing arrangement with a Signatory Airline. Alliance Partners must (a) lease no Exclusive Use Space or Preferential Use Space from MAC (any space needs to be provided by the applicable Signatory Airline on a sublease or license basis or pursuant to the code-sharing arrangement), (b) receive all gate and ticket counter accommodation by the applicable Signatory Airline, (c) be ground handled exclusively by or on behalf of the applicable Signatory Airline or its subcontractor, and (d) operate no more than 600 annual departures from the Airport.

MSP Airline Agreement 1-1-19

I. Definitions

18.	“Alternate Rate Structure” means the rate structure and methodology prescribed on Exhibit Y to be used in lieu of Section V.B. and Article VI as further specified in Section VI.J.

19.	“Amendments” is defined in the Recitals.

20.

“Annual Gross Revenue” means rent, concessions fees or similar charges actually received during any Fiscal Year by MAC from Selected Concessions. Annual Gross Revenue shall not include “pass-through” charges such as sales taxes, utility charges, consortium fees, key money, liquidated damages, or customer facilities charges. Annual Gross Revenue shall be reduced by any amount paid to the Airport Foundation MSP by MAC for services provided at the Airport, subject to a cap of $743,000 per year in 2019, escalating at 2% per year thereafter, which cap may be reasonably increased by the MAC unless such increase is disapproved by a Majority-In-Interest of the Signatory Airlines in accordance with the terms hereof.

21.

“Auto Rental Concessions” means all auto rental companies or other business organizations operating at either Terminal 1 or Terminal 2 that lease space for rental vehicles in the parking ramps adjacent to Terminal 1 or Terminal 2 pursuant to concessions agreements with MAC.

22.	“Average Daily Utilization” is defined in Section IV.H.5.

23.

“Capital Cost” (or a phrase of similar import) means the sum of (a) project costs, which includes any expenditures to acquire, construct, or equip a Capital Project, together with related costs such as planning fees, architectural and engineering fees, program management fees, construction management fees, fees for environmental studies, testing fees, inspection fees, impact fees, other direct and allocable fees, and interest during construction, and (b) financing costs, if any, such as capitalized interest, costs of issuance, and funding of mandatory reserves with bond proceeds. In the case of estimates, Capital Costs also include an allowance for contingencies.

24.	“Capital Outlay” means any improvement that fails to meet the cost threshold and useful life criterion necessary to qualify as a Capital Project.

25.

“Capital Project” means (a) the acquisition of land or easements; (b) the purchase of machinery, equipment, or rolling stock; (c) the planning, engineering, design, and construction of new facilities; (d) the remediation of environmental contamination, including noise mitigation, or expenditures to prevent or protect against such contamination; or (e) the performance of any extraordinary, non- recurring major maintenance of existing facilities; provided, however, that any single item of the foregoing has a Capital Cost of $100,000 or more and a useful life in excess of three years.

26.

“Commission” and “MAC” shall be interchangeable terms and both terms shall mean the Metropolitan Airports Commission, a public corporation organized and operating pursuant to Chapter 500, Laws of Minnesota 1943 and amendments thereto.

MSP Airline Agreement 1-1-19

I. Definitions

27.	“Concessionaires” means Food and Beverage Concessions or Merchandise Concessions.

28.	“Concourse G Project” is defined in Section VII.F.

29.	“Contingency Projects” is defined in Section VII.D.

30.	“Contract Security” is defined Section V.D.1.

31.	“Coverage Account” means the Coverage Account established and maintained pursuant to the terms of the Senior Trust Indenture.

32.

“Date of Beneficial Occupancy” or “DBO” means the earlier of (a) the date on which the Commission certifies that a portion of the Premises or a Capital Project, as applicable, are available for beneficial use or (b) the date on which beneficial use is first made of such portion of the Premises or such Capital Project, as applicable; provided, however, that with respect to land and other non-depreciable assets, the date on which beneficial occupancy occurs is the date of the closing.

33.

“Debt Service” means the aggregate amount of principal and interest payments made by MAC that are due and payable during the Fiscal Year on Airport Bonds and Other Forms of Indebtedness. In addition, Debt Service shall also include:

1)	amounts paid as prepayment of obligations, if such prepayment is deemed approved by a Majority-In-Interest of Signatory Airlines pursuant to the provisions of Section VII.B hereof,

or

2)

principal and interest in accordance with its original scheduled amortization for any prepayment made by MAC which is not deemed approved by the Majority-In-Interest of Signatory Airlines in accordance with (1) above, until such time as the original principal amount of such prepaid obligation has been recovered by MAC.

34.	“Deferred Revenue Sharing Amount” shall have the meaning given to the term in Section VI.I.3.

35.	“Delta” or “DELTA” means Delta Air Lines, Inc.

36.	“Deplaned Passenger” means all terminating passengers and online or interline transfer passengers deplaned at the Airport, but excluding Through Passengers and Non-Revenue Passengers.

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I. Definitions

37.	“Employee Screening” is defined in Section VI.K.4.

38.	“Enplaned Passenger Growth Percentage” means the percentage change of Enplaned Passengers comparing the current Fiscal Year to the previous Fiscal Year, rounded to the nearest hundredth of a percent.

39.

“Enplaned Passengers” means all Originating Passengers and connecting passengers boarded at the Airport, including passengers traveling on frequent flyer coupons or miles, but excluding Through Passengers and Non-Revenue Passengers.

40.	“Environmental Claims” is defined in Section X.D.1.

41.	“Environmental Indemnitees” is defined in Section X.D.1.

42.

“Environmental Law (or Laws)” means any applicable case law, statute, rule, regulation, law, ordinance or code, whether local, state or federal, that regulates, creates standards for or imposes liability or standards of conduct concerning any element, compound, pollutant, contaminant, or toxic or Hazardous Substance, material or waste, or any mixture thereof, including but not limited to products that might otherwise be considered of commercial value, such as asbestos, polychlorinated biphenyls and petroleum products and byproducts. Such laws shall include, but not be limited to, the National Environmental Policy Act (“NEPA”) 42 U.S.C. Section 4321 et seq., the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. Section 6901 et seq., the Federal Water Pollution Control Act (“FWPCA”), 33 U.S.C. Section 1251 et seq. the Federal Clean Air Act (“FCAA”), 42 U.S.C. Section 7401 et seq., the Toxic Substances Control Act (“TSCA”), 15 U.S.C. Section 2601 et seq., the Federal Insecticide, Fungicide and Rodenticide Act (“FIFRA”), 7 U.S.C. Section 136 et seq., and any amendments thereto, as are now or at any time hereafter may be in effect, as well as their state and local counterparts, including but not limited to the Minnesota Environmental Response and Liability Act (“MERLA”), Minn. Stat. Section 115B, the Minnesota Petroleum Tank Release Clean Up Act (“MPTRCA”), Minn. Stat. Section 115C, and the Minnesota Environmental Rights Act (“MERA”), Minn. Stat. Section 116B.

43.

“Environmentally Regulated Substances” means any elements, compounds, pollutants, contaminants, or toxic or Hazardous Substances, material or wastes, or any mixture thereof, regulated pursuant to any Environmental Law, including but not limited to products that might otherwise be considered of commercial value, such as asbestos, polychlorinated biphenyls, petroleum products and byproducts, ethylene glycol and other regulated materials used in de-icing operations.

44.

“Essential Air Service Airline” or “EAS Airline” means a Signatory Airline that serves only essential air service destinations as such term is defined in 49 U.S.C. 41731, et. seq., as may be amended from time to time, from the Airport.

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I. Definitions

45.

“Executive Director” means Commission’s Executive Director/CEO or such other person designated by the Executive Director to exercise functions with respect to the rights and obligations of Commission under this Agreement.

46.	“Existing Agreement” is defined in the Recitals.

47.	“FAA” means the Federal Aviation Administration of the U.S. Government or any federal agencies succeeding to its jurisdiction.

48.

“Facilities Construction Credit” and “Facilities Construction Credits” shall mean the amounts resulting from an arrangement embodied in a written agreement of the MAC and an Airline pursuant to which the MAC permits such Airline to make a payment or payments to the MAC which is reduced by the amount owed by the MAC to such Airline as a result of such Airline fronting and paying for the cost of construction of MAC-owned improvements under such agreement, resulting in a net payment to the MAC by such Airline. The “Facilities Construction Credit” shall be deemed to be the amount owed by the MAC under such agreement which is “netted” against the payment of rentals by such Airline to the MAC.

49.	“Fiscal Year” refers to Commission’s fiscal year and means the twelve-month period commencing on each January 1 and ending December 31.

50.	“Flight” or “Flights” means any and all scheduled flights regardless of aircraft type.

51.

“Food and Beverage Concessions” means companies or other business organizations that principally sell consumable food or beverages items, excluding vending-machine operations, to the traveling public at Terminal 1 or Terminal 2, pursuant to concessions agreements with MAC.

52.

“Ground Handling” means providing airside services to an aircraft, including, but not limited to, wing walkers, marshalling, lavatory services, aircraft cleaning and maintenance, passenger ticketing, luggage transfer and providing catering supplies, but not including (a) fueling, or (b) any services provided directly to passengers (e.g. wheelchair/electric cart services) in Terminal 1 or Terminal 2, other than baggage handling and ticketing.

53.

“Hazardous Substances” shall be interpreted in the broadest sense to include any and all substances, materials, wastes, pollutants, oils or governmental regulated substances or contaminants as defined or designated as hazardous, toxic, radioactive, dangerous, or any other similar term in or under any of the Environmental Laws, including but not limited to asbestos and asbestos containing materials, petroleum products including crude oil or any fraction thereof, gasoline, aviation fuel, jet fuel, diesel fuel, lubricating oils and solvents, urea formaldehyde, flammable explosives, PCBs, radioactive materials or waste, or any other substance that, because of its quantity, concentration, physical, chemical, or infectious characteristics may cause or threaten a present or potential hazard to human health or the environment when improperly generated, used, stored, handled, treated, discharged, distributed, disposed, or released. Hazardous Substances shall also mean any hazardous materials, hazardous wastes, toxic substances, or regulated substances under any Environmental Laws.

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I. Definitions

54.	“Inbound BHS” means the inbound baggage handling system and carrousels in Terminal 1, as depicted on Exhibit I attached hereto.

55.	“Inbound BHS Actual Cost” is defined in Section VIII.D.2.e.

56.	“Inbound BHS Budgeted Cost” is defined in Section VIII.D.2.a.

57.	“Indemnitees” is defined in Section X.A.1.

58.

“International Regularly Scheduled Airline Service” means regularly scheduled air service to an international destination with at least one arrival and one departure per week on a continuous or seasonal basis.

59.	“Irregular Need” is defined in Section IV.E.2.d.

60.	“Irregular Need Airline” is defined in Section IV.E.2.d

61.

“Janitorial Operation and Maintenance Expenses” means costs incurred by MAC, to provide for janitorial services and window cleaning, which may include contract services, rubbish disposal, cleaning supplies, bathroom supplies, equipment, and allocated administrative expenses.

62.

“Joint Use Formula” means a formula that prorates the cost of a service or space, among the Airlines actually using such service or space as follows: (a) 20 percent of the cost equally among each such Airline, and (b) 80 percent of the cost on the basis of that proportion which the number of each such Airline’s Enplaned Passengers at the Airport bears to the total number of Enplaned Passengers of all such Airlines at the Airport, subject to the provisions in Section V.J and K for Affiliated Airlines and Alliance Partners. Essential Air Service Airlines and their activity will be excluded from the Joint Use Formula.

63.

“Landing Fee Repair and Replacement Amount” shall be equal to 65.6 percent (65.6%) of the Repair and Replacement Amount. This allocation may be reasonably adjusted on January 1, 2020 or anytime thereafter based on increases/decreases to the Airfield cost center’s book value.

64.

“MAC Design and Construction Standards” mean the design and construction standards for work done in structures or on land owned or controlled by the Commission, developed by MAC under the authority of the Executive Director/CEO, pursuant to Section 5 of Ordinance 94 (or as that ordinance may be revised or amended), a copy of which is available upon request.

MSP Airline Agreement 1-1-19

I. Definitions

65.

“MAC-Owned Systems and Equipment” means, collectively, those certain fixtures, equipment, systems and improvements owned by MAC and located throughout the Airport in furtherance and support of the Air Transportation Business and related operations of Airlines at the Airport, including AIRLINE, including without limitation flight information displays, baggage handling systems including automated bag drop devices, weather information displays, gate information displays, ramp information displays, baggage information displays, common use systems, resource management systems, digital content management systems, Preferential Use Space or Common Use Space kiosks, automated passport control kiosks, IP telephone systems, CCTV systems, passenger flow monitoring systems, Wi-Fi, secure access control systems, digital information displays, digital signage systems, and public address systems.

66.

“MAC Policies” means statements or directives approved by the MAC Board of Commissioners and/or statements or directives approved by MAC staff upon appropriate delegation from the MAC Board of Commissioners (provided that where such statements or directives promulgated by the MAC staff are discretionary under Minnesota law, they shall not materially increase AIRLINE’s obligations, or decrease AIRLINE’s rights, hereunder); provided, however, that such MAC Policies shall be reasonable, lawful, and enforced in a non-discriminatory manner.

67.

“Majority-In-Interest” (“MII”) means the Signatory Airlines who (a) represent no less than 50 percent in number of the Signatory Airlines operating at the time of the voting action and (b) paid no less than 40 percent of landing fees incurred by Signatory Airlines during the preceding Fiscal Year. No Airline shall be deemed a Signatory Airline for the purpose of determining a Majority-In-Interest if the Commission has given written notice of an event of default to such Airline that is continuing at the time of the voting action.

68.

“Maximum Certificated Gross Landing Weight” means the maximum gross landing weight in thousand-pound units based on the current FAA Type Certificate Data Sheet applicable to the particular type, design, and model of aircraft.

69.

“Merchandise Concessions” means companies or other business organizations that principally sell retail or news products, excluding automated vending items, to the traveling public at Terminal 1 or Terminal 2, pursuant to concessions agreements with MAC.

70.	“Net Airfield Cost” is calculated as set forth in Section VI.C.2.

71.	“Net Revenues” has the meaning provided for in the Senior Trust Indenture.

72.

“Non-Revenue Passengers” means passengers from whom an Airline receives no remuneration or only token remuneration, including employees of an Airline and others, but excluding passengers traveling on frequent flyer coupons or miles.

73.

“Off-Airport Aircraft Noise Costs” means the capital and operating costs (including legal and administrative costs), net of any amounts for off-airport aircraft noise costs received from nonsignatory Airlines and/or federal and state grants, connected to the acquiring of land or interests in land within the 2005

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I. Definitions

DNL 60 contours of the Airport, soundproofing of existing public and private schools and day care facilities, public hospitals, nursing homes, private single-and multi-family residences, and other categories of land use, and implementing other programs to prevent, reduce or mitigate non-compatible land uses within the 2005 DNL 60 contours of the Airport resulting from aircraft noise emissions from turbojet aircraft. Such costs shall also include but not be limited to liabilities or responsibilities imposed upon MAC for noise in connection with the operation or use of the Airport, or from flights to or from the Airport, or from aircraft thereon, or from takings or any other causes of action related to aircraft noise or for settlement of claims based on such causes of action.

74.

“OI Program” means the multi-year construction program designed to provide significant enhancements to the Terminal 1 arrivals and departures levels, affecting many areas and functions, as approved by the MAC Board of Commissioners and described further in the annual Board-adopted Capital Improvement Program (CIP); a copy of the most recent CIP is available on the MAC website.

75.

“Operation and Maintenance Expenses” (or a phrase of similar import) means, for any Fiscal Year, the costs incurred by the Commission to operate, maintain, and administer the Airport System, including but not limited to items (a) through (j) listed below, but excluding operation and maintenance reserves and amounts funding the Coverage Account.

a.

Personnel costs, including salaries and wages of Commission employees and temporary workers (including overtime pay), together with payments or costs incurred for associated payroll expenses such as life, health, accident, and unemployment insurance premiums; contributions to pension funds, retirement funds, union funds, and unemployment compensation funds; vacation and holiday pay; post-retirement benefits; and other fringe benefits;

b.

Costs of materials, supplies, machinery and equipment, and other similar expenses, which are not capitalized under generally accepted accounting principles as evidenced by a written opinion of MAC’s independent auditors;

c.

Costs of maintenance, landscaping, decorating, repairs, renewals, and alterations, which are not reimbursed by insurance and which are not capitalized under generally accepted accounting principles as evidenced by a written opinion of MAC’s independent auditors;

d.

Costs of water, electricity, natural gas, fuel oil, telephone service, and all other utilities and services whether furnished by the Commission or furnished by independent contractors and purchased by the Commission;

e.	Cost of operating services, including services for stormwater, airport shuttle bus, service agreements, and other cost of operating services;

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I. Definitions

f.	Costs of premiums for insurance covering the Airport System and its operations maintained by MAC pursuant to this Agreement;

g.	Costs incurred in collecting and attempting to collect any sums for the Commission in connection with the operation of the Airport System and the write-off of bad debts;

h.

Except to the extent capitalized, the compensation paid or credited to persons or firms engaged by the Commission to render advice and perform architectural, engineering, program management, construction management, financial, legal, accounting, testing, or other professional services in connection with the operation of the Airport System;

i.

Except to the extent capitalized, the fees of trustees and paying agents, and all other fees and expenses incurred in order to comply with the provisions of a master or supplemental trust indentures; and

j.

All other expenses, which arise out of the operation of the Airport System and which are properly regarded as operating expenses under generally accepted accounting principles; provided, however, that Operation and Maintenance Expenses shall not include any allowance for depreciation, payments in lieu of taxes, the costs of improvements, extensions, enlargements or betterments, or any charges for the accumulation of reserves for capital replacements.

76.	“Original Agreement” is defined in the Recitals.

77.	“Originating Passengers” means Airline passengers for whom the Airport is the point of origin in their air travel itinerary.

78.

“Outbound BHS” means the outbound baggage handling system in Terminal 1, as depicted on Exhibit I attached hereto, the checked baggage inspection system (“CBIS”), and the Joint Use Space outbound baggage handling system.

79.	“Outbound BHS Actual Cost” is defined in Section VIII.C.2.e.

80.	“Outbound BHS Budgeted Cost” is defined in Section VIII.C.2.a.

81.

“Passenger Facility Charges” or “PFCs” means charges authorized by 49 U.S.C. §40117, or any successor program authorized by federal law, and the rules and regulations promulgated thereunder (14 C.F.R. Part 158, hereafter the “PFC Regulations”), as they may be amended from time to time.

82.

“Planned Future Use” means the planned future use contemplated for an affected portion of the Airport in the MAC Capital Improvement Program (CIP) or Long- Term Comprehensive Plan, including such bona fide plans in effect or under development at the time of a Release.

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I. Definitions

83.	“Premises” means the areas at the Airport leased by AIRLINE pursuant to this Agreement, as set forth in Exhibit J and Exhibit D.

84.

“Rate Differential” means the difference between the rates and charges calculated under the Alternate Rate Structure and the rates and charges calculated in accordance with the applicable terms and conditions of Articles V and VI (other than Section VI.J.).

85.

“Rentable Space” means the space in Terminal 1 available for lease to Airlines, concessionaires, and other rent-paying tenants and for public automobile parking. Rentable Space for Airline-use is separated into the following categories:

a.

“Exclusive Use Space”, “Exclusive Premises” or “Exclusive Use Premises” means office space, storage areas, Airline Clubs, employee break rooms, baggage service office or other areas in Terminal 1 that may be leased by an Airline for its exclusive use and occupancy.

b.	“Preferential Use Space” means space leased by an Airline on a preferential basis.

c.	“Joint Use Space” means the areas designated in Section IV.A to be leased jointly by two or more Airlines.

d.

“Common Use Space” means those holdrooms, ramps and ticket counter areas within the exclusive control and management of MAC that are made available by MAC to Airlines on a common use basis in accordance with Section III.D.

86.

“Repair and Replacement Amount” means a $22,848,274 deposit for Fiscal Year 2019, and increased by three percent (3%) per annum for each Fiscal Year thereafter compounded annually, to be made into the Repair and Replacement subaccount within the construction fund to be expended for major maintenance and minor (less than $5 million) Capital Projects; provided, however, it shall not be used for automobile parking facilities and roadways.

87.	“Requesting Airline” is defined in Section IV.E.2.c.

88.	“Revenue Sharing” is defined in Section VI.I.1.

89.

“Rules and Regulations and Ordinances” or “Ordinances” or “MAC Ordinances” means (a) rules, regulations, and ordinances adopted by the Commission pursuant to Minn. Stat. 473.608 et seq., and (b) rules and regulations promulgated by the MAC staff (provided that where such rules and regulations promulgated by the MAC staff are discretionary under Minnesota Law they shall not materially increase AIRLINE’s obligations, or decrease AIRLINE’s rights, hereunder); provided, however, that such Rules and Regulations and Ordinances shall be reasonable, lawful, and enforced in a non-discriminatory manner.

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I. Definitions

90.

“Security Area” means the Security Identification Display Area, the Air Operations Area, and any other area defined by the FAA or MAC as an area of restricted access requiring display of appropriate MAC-issued or MAC-approved security identification for unescorted access rights.

91.

“Security Identification Display Area” or “SIDA” (or a phrase of similar import) means that area defined as such in the Master Security Program adopted by MAC, approved by the FAA, and amended from time to time.

92.

“Senior Trust Indenture” means the Master Trust Indenture dated as of June 1, 1998, as amended, between the Commission and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, N.A.), as Trustee.

93.	“Selected Concessions” means Food and Beverage Concessions, Merchandise Concessions, and Auto Rental Concessions.

94.	“Short Term Gate” is defined in Section IV.H.

95.	“Signatory Airlines” means Airlines that have executed agreements with the Commission substantially the same as this Agreement.

96.

“Subordinate Trust Indenture” means the Master Subordinate Trust Indenture, dated as of October 1, 2000, as amended, between the Commission and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as Trustee.

97.	“Term” is defined in Article II.

98.

“Terminal 1 Repair and Replacement Surcharge” shall be equal to 21.9 percent (21.9%) of the Repair and Replacement Amount divided by Airline Rented Space. This allocation may be reasonably adjusted on January 1, 2020 or anytime thereafter based on increases/decreases to the Terminal 1 cost center’s book value.

99.

“Terminal 2 Repair and Replacement Surcharge” shall be equal to 8.7 percent (8.7%) of the Repair and Replacement Amount. This allocation may be reasonably adjusted on January 1, 2020 or anytime thereafter based on increases/decreases to the Terminal 2 cost center’s book value.

100.

“Terminal Apron Repair and Replacement Amount” shall be equal to 3.9 percent (3.9%) of the Repair and Replacement Amount. This allocation may be reasonably adjusted on January 1, 2020 or anytime thereafter based on increases/decreases to the Terminal Apron cost center’s book value.

101.	“Terminal Apron Cost” is calculated as set forth in Section VI.D.1.

102.	“Terminal Building Cost” is calculated as set forth in Section VI.E.1.a.

MSP Airline Agreement 1-1-19 II. Term III. Use of the Airport

103.

“Through Passengers” means Airline passengers for whom the Airport is an intermediate stop in their itinerary between their point of origin and their point of destination, when such intermediate stop does not involve a change of aircraft and Airline is not obligated to remit a PFC to MAC for such passenger.

104.

“Total Landed Weight” means the sum of the Maximum Certificated Gross Landing Weight for all aircraft arrivals over a stated period of time. Said sum shall be rounded to the nearest thousand pounds for all landing fees.

105.	“Trust Indentures” means, collectively, the Senior Trust Indenture and the Subordinate Trust Indenture.

106.	“Turn” means the arrival and departure of an aircraft from a gate.

B.	HEADINGS AND CROSS REFERENCES

References in the text of this Agreement to articles, sections, or exhibits of this Agreement, unless otherwise specified, are for convenience in reference and are not intended to define or limit the scope of any provisions of this Agreement.

II.	TERM

The term of this Agreement (the “Term”) shall begin on January 1, 1999 and end December 31, 2023.

Notwithstanding the foregoing, in the event that MAC, in its sole discretion, determines that (1) due to actual gate expansion at Terminal 2 or proposed gate expansion at Terminal 2, as set forth in the MAC’s Commission-approved Capital Improvement Plan for the Airport, the rates and charges at Terminal 1 have become, or are projected to be, inequitable in relation to those at Terminal 2, or vice versa, or (2) loss of concessions revenue (which, for these purposes, shall include in-terminal concessions, parking, and ground transportation revenues) causes rates and charges at the Airport to be unsustainable (provided that the foregoing shall not apply to temporary decreases or losses in concession revenue due to Terminal 1 or Terminal 2 renovations), then AIRLINE agrees to negotiate with MAC in good faith regarding the adjustment of rates and charges at the Airport, consistent with all applicable federal grant assurances; provided, however, that such adjusted rates and charges at the Airport shall not be effective prior to January 1, 2028. This provision is not intended to limit MAC’s or AIRLINE’s rights under this Agreement or any applicable law or regulation whatsoever.

III.	USE OF THE AIRPORT

A.	AIRLINE RIGHTS

AIRLINE shall have the following rights to use the Airfield, the Premises, and other areas of the Airport (to the extent necessary for any such permitted use) for the conduct of AIRLINE’s Air Transportation Business at the Airport. These rights are subject to the terms of this Agreement and to MAC Rules and Regulations and Ordinances. These rights are as follows:

1.	To land upon, takeoff from, and fly over the Airport using aircraft operated by AIRLINE in areas designated for such purposes by MAC.

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III. Use of the Airport

2.

To taxi, tow, and park aircraft operated by AIRLINE in areas designated for such purposes by MAC. Subject to reasonable Rules and Regulations and Ordinances, AIRLINE may operate regional jets on the Terminal Apron.

3.

To provide (or have provided on its behalf) the following services for itself and any of its Affiliated Airlines or Alliance Partners and, either directly or through an Airline consortium or an approved handling agreement, for other Airlines, either by itself or in conjunction with other Signatory Airlines:

a.

Passenger handling services, including enplaning and deplaning passengers, handling reservations, ticketing, billing, manifesting, baggage check-in, interline and lost baggage services, and other services necessary to process passengers and baggage for air travel.

b.	Ground Handling.

c.	Aircraft and equipment services, including services to repair, maintain, test, park, and store aircraft and ground support equipment.

d.	Operational services, including de-icing aircraft and ramp services, dispatching and communication services, and meteorological and navigational services.

e.	Porter services.

f.	Security screening services; provided that the level and quality of such services shall meet or exceed the level and quality of such services at comparable airports.

g.	Mail, freight, and express package services.

4.

To train personnel in the employ, or working under the direction, of AIRLINE or of any other Airline, but only to the extent that such training is incidental to the conduct of AIRLINE’s Air Transportation Business at the Airport.

5.

To sell, lease, transfer, dispose, or exchange AIRLINE’s aircraft, aircraft engines, aircraft accessories, other equipment, and supplies to any other party, but only to the extent that such activities are incidental to the conduct of AIRLINE’s Air Transportation Business at the Airport.

6.

To acquire by purchase or otherwise any goods or services required by AIRLINE in the conduct of its Air Transportation Business at the Airport from any supplier, contractor, or Signatory Airline subject to the conditions of this Agreement.

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III. Use of the Airport

7.

To install and maintain in AIRLINE’s Exclusive Use Space and Preferential Use Space, at AIRLINE’s sole cost and expense, signs, posters, displays, banners, pamphlets, and other materials that identify and promote the Air Transportation Business and frequent flier programs of AIRLINE or its Affiliated Airlines or Alliance Partners or luxury retailers or program partners (but, with respect to luxury retailers and program partners, only in AIRLINE’s Airline Club areas, subject to the applicable terms and conditions of Section III.A.15). Such signs shall be constructed, installed and maintained consistent with professional, first class standards. AIRLINE shall not place such signs, posters, displays, banners, pamphlets and other materials outside of AIRLINE’s Exclusive Use Space and Preferential Use Space without MAC’s prior written consent. Any signs in violation of this Section may be removed by MAC.

8.

To install, maintain and operate at no cost to MAC, alone or in conjunction with any other Signatory Airline, radio communication, computer, meteorological and aerial navigation equipment and facilities on AIRLINE’s Premises; provided, however, that any such future installations shall be subject to the prior written approval of MAC (not to be unreasonably withheld).

9.

To maintain and operate directly or through a subcontractor a kitchen or other plant without cost to MAC within areas leased to it at the Airport outside of Terminal 1 or Terminal 2 for the purpose of preparing and dispensing in-flight food and beverages (for consumption by passengers and crews on board aircraft of AIRLINE or any Affiliated Airline or Alliance Partner), including alcoholic beverages subject to procuring licenses and insurance therefor.

10.

To install, maintain, and operate, as required by AIRLINE, customer relations, security and holdroom facilities and equipment, administrative offices, crew facilities, ready rooms, operations offices, training facilities, and related facilities, and to install personal property, including furniture, furnishings, supplies, machinery and equipment, in AIRLINE’s Exclusive Use Space.

11.

To have ingress to and egress from the Airport and AIRLINE’s Premises for AIRLINE’s and its Affiliated Airlines’ and Alliance Partners’ officers, employees, agents, contractors, passengers, and invitees, including furnishers of goods and services.

12.

To use, for the benefit of AIRLINE’s employees who perform substantially all of their work at or from the Airport, vehicular parking areas not leased by AIRLINE designated by MAC, subject to current MAC Policies and fees.

13.	To obtain valet parking privileges subject to current MAC Policies and fees.

14.

To install soft drink vending machines and snack vending machines in that section of AIRLINE’s Exclusive Use Space which are not intended to be open to the general public and are for the sole use of AIRLINE’s and its contractors’ and subcontractors’ officers, employees and agents. Vending machines shall not be within the view of the general public and locations of all vending machines installed after the date of this Agreement are subject to the prior written approval of MAC, acting reasonably.

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III. Use of the Airport

15.

To operate Airline Clubs in areas authorized by this Agreement subject to the following conditions: (a) AIRLINE may provide food, beverage, newspapers and magazines to Airline Club users provided that it is without charge, except that alcoholic beverages may be sold if AIRLINE pays to MAC a concessions fee in an amount equal to twelve percent (12%) of gross sales of alcoholic beverages; (b) AIRLINE may provide Airline Club users access to telephones, facsimile machines, copy machines, computers and the internet (via data ports or Wi-Fi); (c) AIRLINE may rent to Airline Club users only conference rooms that are no larger than 300 square feet each and limited to an aggregate of 1,000 square feet per Airline Club; and (d) AIRLINE must pay the portion of costs associated with the operation of MAC’s consolidated loading dock for the Airline Club(s), which shall be calculated based on volume of deliveries to the Airline Club(s). AIRLINE may not install cash machines or vending machines, sell merchandise or conduct any other retail business within an Airline Club, provided, however, that the foregoing exclusion shall not apply to (w) marketing or promotion of its frequent flier program, (x) ticket sales, upgrades, or other standard ticketing services, (y) sales of memberships in a TSA approved third party registered traveler program or similar service, or (z) marketing or promotion of luxury retailers and program partners (but only at no charge to such luxury retailer or program partner) provided that such marketing or promotion of luxury retailers and program partners do not conflict with or devalue MAC’s advertising concession or sponsorships as determined by MAC in its reasonable discretion. AIRLINE shall endeavor to provide MAC with notice of any such luxury retailer or program partner marketing or promotion prior to installing the same. If MAC determines, in its reasonable discretion that such luxury retailer or program partner marketing or promotion conflicts with or devalues MAC’s advertising concession or sponsorship, AIRLINE shall either not install, or promptly remove, any such marketing or promotion. No other services may be provided unless prior written approval is obtained from the Executive Director. AIRLINE may charge a daily or annual membership fee paid by the users in an amount consistent with AIRLINE’s practices in the United States of America or provide complimentary or reduced fee access to select customers and guests based on AIRLINE established criteria that are consistent with AIRLINE’s practices in the United States of America.

16.	To install telephones, facsimile machines, and other telecommunications and internet devices and conduit in AIRLINE’s Premises that are not accessible to the public, subject to Section IV.L.

17.	To install ramp information display systems (“RIDS”) in the Premises and other areas approved by the Executive Director at no cost to MAC.

18.

To install self-service ticketing devices (“SSDs”), self-service baggage drop devices, and other self-service devices, each as reasonably approved by the MAC in areas approved by the Executive Director and added to the Premises.

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III. Use of the Airport

19.

To maintain and operate without cost to MAC a reasonable amount of air conditioning equipment, including without limiting the generality thereof the operation of air conditioning truck equipment for the air conditioning of aircraft, either alone or in conjunction with other Signatory Airlines.

20.	To maintain combination lunch and locker rooms in AIRLINE’s Exclusive Use Space for use by AIRLINE’s employees.

21.	To provide, during irregular operations, its, its Affiliated Airlines’ and its Alliance Partners’ passengers with food and beverages at no charge.

B.	EXCLUSIONS, RESERVATIONS, AND CONDITIONS

Except as authorized by this Agreement, AIRLINE may conduct no business on the Airport without the prior written consent of MAC.

1.

Wherever under this Article III, AIRLINE or AIRLINE in conjunction with other Airlines carries on permitted operations through the agency of third persons or corporations not employees or subsidiaries of AIRLINE or of such other Airlines such third persons or corporations shall first be approved by the Executive Director in writing, which approval will not be unreasonably withheld, conditioned, or delayed.

2.

MAC reserves the right to contract for the sale to the public of food, beverages (including alcoholic beverages), tobacco, merchandise, personal services, and business services within Terminal 1 and Terminal 2, and to charge for the privilege so to do. Subject to the conditions set forth below, AIRLINE hereby consents to allow any Concessionaires within the Airport, if so authorized by MAC, to deliver goods (food and alcohol included) to any customer located within AIRLINE’s holdroom areas. This consent includes allowing the Concessionaires or MAC-approved contractors or subcontractors providing delivery services on behalf of the Concessionaires to enter the AIRLINE’s holdroom area for the purpose of delivering goods to the customer and securing payment. AIRLINE also consents to allow vendors, deliveries, and the general public to have reasonable access, through its holdrooms, to any concessions space which requires such access. The foregoing consent is given subject to the following conditions:

a.

MAC shall not allow any use of AIRLINE’s holdroom areas by any Concessionaire or MAC-approved contractors or subcontractors providing delivery services on behalf of the Concessionaires in any way that could, as reasonably determined by AIRLINE, adversely impact AIRLINE’s conduct of its airline operations from such holdrooms. At AIRLINE’s request, MAC shall limit or modify Concessionaire’s or MAC-approved contractors’ or subcontractors’ providing delivery services on behalf of the Concessionaires activities in AIRLINE’s holdroom areas if necessary to prevent interference with AIRLINE’s operations in or from such areas.

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III. Use of the Airport

b.

Prior to allowing any Concessionaires or MAC-approved contractors or subcontractors providing delivery services on behalf of the Concessionaires to AIRLINE’s holdroom areas for the purposes described in this Section III.B.2, MAC shall require such Concessionaires and MAC-approved contractors or subcontractors providing delivery services on behalf of the Concessionaires to indemnify AIRLINE to the same extent such Concessionaires indemnify MAC with respect to claims and damages that arise out of Concessionaires’ and MAC-approved contractors or subcontractors providing delivery services on behalf of the Concessionaires operations in AIRLINE’s holdroom areas and to add AIRLINE as an additional insured to Concessionaires’ and the MAC-approved contractors’ or subcontractors’ providing delivery services on behalf of the Concessionaires liability insurance policies required under MAC’s agreement with such parties.

c.

AIRLINE shall not be obligated to indemnify, defend, or hold harmless the Indemnitees from or against the actions, negligence, or willful misconduct of any Concessionaire or MAC-approved contractors or subcontractors providing delivery services on behalf of the Concessionaires.

MAC shall not authorize any other activity by any Concessionaire or MAC-approved contractor or subcontractor providing delivery services on behalf of the Concessionaires within AIRLINE’s holdroom area without first consulting with AIRLINE in good faith and giving AIRLINE a reasonable opportunity to voice any objections it may have to such activity. However, if such activity involves the construction of improvements or placement of property in the AIRLINE’S holdroom area, consent by AIRLINE will be required and may be granted or withheld in AIRLINE’S sole and absolute discretion.

3.	MAC reserves the right to assess the following fees and charges to suppliers of goods and services:

a.

MAC may charge suppliers, including Airlines, of in-flight food and beverages and vending unless the supplier is an Airline that is supplying itself or its Affiliated Airline or Alliance Partner, provided that such charge shall not exceed 5% of gross receipts and a reasonable annual administrative fee, for their right to provide such products and services to AIRLINE or Airlines.

b.

MAC shall have the right to charge suppliers to AIRLINE of goods and services, fees and rentals for exclusive use of MAC property or improvements thereon leased or licensed by such entity from the MAC or, as to suppliers not under contract with AIRLINE, when their use is such as to constitute the performance of a commercial business at the Airport.

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III. Use of the Airport

c.

MAC shall have the right to charge ground transportation companies, including AIRLINE, or ground transportation companies under agreement with AIRLINE, if regularly engaged in ground transportation business, for ground transportation of passengers or others to or from the Airport.

4.

AIRLINE shall take all reasonable steps within its control so as not to unreasonably interfere with the effectiveness or accessibility of the drainage and sewage system, electrical system, air conditioning system, fire protection system, sprinkler system, alarm system, fire hydrants and hoses, if any, installed or located on or within the Premises or the Airport.

5.

AIRLINE shall not do or authorize to be done any act upon the Airport that will invalidate or conflict with any fire or other casualty insurance policies of MAC covering the Airport or any part thereof.

6.

AIRLINE shall not dispose of or authorize any other person to dispose of any waste material taken from or products used (whether liquid or solid) with respect to its aircraft into the sanitary or storm sewers at the Airport unless such waste material or products are disposed of pursuant to Environmental Law. All such disposal shall comply with the applicable regulations of the United States Department of Agriculture and shall be in compliance with this Agreement.

7.

AIRLINE shall not keep or store, during any 24-hour period, flammable liquids within the enclosed portion of the Premises in excess of AIRLINE’s working requirements during said 24-hour period, except in storage facilities and containers especially constructed for such purposes in accordance with standards established by the National Board of Fire Underwriters and approved by a governmental agency with authority to inspect such facilities for safety compliance. Any such liquids having a flash point of less than 100ºF shall be kept and stored in safety containers of a type approved by the Underwriters Laboratories.

8.

AIRLINE shall promptly remove and dispose of any of AIRLINE’S disabled aircraft that obstruct any part of the Airport, including any parts thereof, subject, however, to any requirements or direction by the National Transportation Safety Board, the FAA, or the Executive Director that such removal or disposal be delayed pending an investigation of an accident. AIRLINE consents: that, if AIRLINE has not removed or disposed of any of AIRLINE’S disabled aircraft as set forth above, the Executive Director may take any and all necessary actions to effect the prompt removal or disposal of any of AIRLINE’S disabled aircraft that obstructs any part of the Airport; and that any costs incurred by or on behalf of MAC for any such removal or disposal of any of AIRLINE’S aircraft shall be paid by AIRLINE to MAC; that any claim for compensation against MAC, and any of its officers, agents, or employees, for any and all loss or damage sustained to any such disabled aircraft, or any part thereof, by reason of any such removal or disposal is waived; and that AIRLINE shall indemnify, hold harmless, and defend MAC, and all of its officers, agents, and employees against any and all liability for injury to or the death of any person, or for any injury to any property arising out of such removal or disposal of said aircraft.

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III. Use of the Airport

9.

Unless otherwise authorized by this Agreement, AIRLINE shall not maintain or operate on the Airport a cafeteria, restaurant, bar, or cocktail lounge, stand, or any other facility for the purpose of providing (and AIRLINE shall not otherwise provide) food, beverages, tobacco, or merchandise for sale to the public. Notwithstanding the foregoing, during irregular operations, AIRLINE may provide its passengers with food and beverages at no charge.

10.

MAC has provided for underground aircraft fueling facilities under agreements with Airlines and other users which agreements control as to installation, maintenance, and operation of the fueling facilities on the Terminal Apron and the Airport.

11.

MAC may prohibit the use of the Airfield or Terminal Apron by any aircraft operated or controlled by AIRLINE which exceeds the design strength of the paving of the Airfield or Terminal Apron facilities, so long as such prohibition also extends to similar aircraft operated by other Airlines.

12.

Except as otherwise authorized by this Agreement, AIRLINE shall not install, maintain or operate in Terminal 1 or Terminal 2, or authorize the installation, maintenance, or operation in Terminal 1 or Terminal 2, of any vending machine or device designed to dispense or sell food, beverages, tobacco, or merchandise of any kind.

13.

Access to or egress from the Airport and the AIRLINE’s Premises shall not be used, enjoyed, or extended to any person engaging in any activity or performing any act or furnishing any service for or on behalf of AIRLINE that is not authorized under the provisions of this Agreement unless expressly authorized by MAC.

14.

Subject to AIRLINE’s consent and AIRLINE’s rights and obligations hereunder, MAC retains the right to install all public telephones, facsimile machines, and other telecommunications devices and conduit in the Premises leased to AIRLINE, and to collect the proceeds therefrom.

15.	MAC may designate points at which all-cargo flights may load and unload.

16.

Except as otherwise authorized by this Agreement, AIRLINE shall not sell, take orders for, or deliver duty free merchandise and international travel merchandise on any outbound flight from the Airport under a program in which AIRLINE solicits or accepts order for purchase by passengers of duty free merchandise at any time prior to the departure of AIRLINE’s aircraft on the outbound flight from the Airport.

17.

AIRLINE shall not contract to provide Ground Handling services and shall not permit the use of its Premises through a Ground Handling agreement except in accordance with the terms and conditions of this Agreement.

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III. Use of the Airport

18.

Except as otherwise provided in this Agreement, MAC reserves the right to place advertising or sponsorship displays in all areas of the Airport, except within AIRLINE’s Exclusive Use Space or on any equipment owned by Airline; provided, however, that (a) any MAC advertising display shall not unreasonably interfere with the use of AIRLINE’s Premises by AIRLINE, or its Affiliates or Alliance Partners, and (b) AIRLINE shall have the right to disapprove of any and all advertising proposed in its Preferential Use Space in AIRLINE’s sole and absolute discretion, subject to the procedure herein. With respect to proposed advertisements in AIRLINE’s Preferential Use Space, MAC shall provide AIRLINE with the location of the proposed advertising, drawings and specifications for the proposed advertising, and such other information as reasonably requested by AIRLINE to review such proposed advertising. Within 30 days’ after AIRLINE’s receipt of the foregoing information for such proposed advertising, AIRLINE shall respond whether it approves or disapproves, in its sole and absolute discretion, such advertising. AIRLINE’s failure to respond shall be subject to notice and cure as and to the extent provided hereunder, but, in no event, shall AIRLINE be deemed to have approved any such advertising due to its failure to respond within the required time period. If AIRLINE does not expressly approve such proposed advertising, such proposed advertising shall not be installed in AIRLINE’s Preferential Use Space. AIRLINE shall not sell any advertising space anywhere within the Airport, including but not limited to within its Leased Premises or on any information display equipment that AIRLINE may own, whether such equipment is located within AIRLINE’s Leased Premises or not, unless otherwise agreed by MAC in its sole and absolute discretion.

C.	USE OF THE INTERNATIONAL ARRIVALS FACILITY

MAC will control prioritization and utilization of the IAF and associated gates for international arrivals by Airlines and may develop prioritization procedures not inconsistent with the terms of this Agreement.

1.

In order to use the International Arrivals Facility, AIRLINE must obtain and maintain all necessary government approvals to operate such international Flights. AIRLINE shall provide MAC all reasonably necessary information and copies of government approvals including scheduling, inter-line, code-share or other information, upon request. MAC retains the right to verify the status of AIRLINE to determine whether AIRLINE qualifies to use the IAF. Other than DELTA international Flights which shall be accommodated at Terminal 1 unless otherwise agreed to by DELTA, MAC will determine to which terminal to assign an international Flight. In making such determination, MAC will consider reasonable factors, including but not limited to:

a.	If such Airline is a Signatory Airline;

b.	If such Airline leases Exclusive Use Space or Preferential Use Space at Terminal 1;

c.	If such Airline has an inter-line or code-share agreement with a Signatory Airline operating at Terminal 1 on a Preferential Use gate;

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III. Use of the Airport

d.	If such Airline is providing International Regularly Scheduled Airline Service;

e.	If such international Flight is seasonal or year-round;

f.	Input from US Customs and Border Control; and

g.	Gate, ramp, and ticket counter availability.

2.

Gates G1 through G10 and associated passenger loading bridges, ramp access and lobby and baggage facilities on Concourse G currently leased by DELTA are available for access to the International Arrivals Facility based on the following priority of use:

a.	International Regularly Scheduled Airline Service.

b.	DELTA or a DELTA Affiliated Airline domestic arrivals and departures.

c.

Non-scheduled irregular or delayed international charter arrivals when the expected delay for the flight to use the Terminal 2 facility will exceed 90 minutes and the use of an IAF gate will not interfere with the scheduled use of that gate. Such interference shall be defined as the overlap of the non-scheduled use with the scheduled use such that the scheduled flight will have to be relocated to another concourse for its operation or will have to wait for a gate due to the unavailability of any gate. DELTA has committed to MAC to designate an individual on site to give necessary approvals.

3.

So long as DELTA leases gates G1-G10 or any supplemental or replacement gates and unless otherwise agreed by MAC and DELTA, DELTA has committed to MAC that it shall provide all Ground Handling at the IAF gates subject to either (i) air carrier self-handling rights contained in AIP grant assurances, at rates that do not exceed those specified in the applicable IATA ground handling agreement, or (ii) the authorized use of a third party ground handling company to provide Ground Handling at the IAF gates upon a requesting airline executing the memorandum of understanding included as Exhibit W. Further, so long as DELTA leases gates G1-G10 or any supplemental or replacement gates and unless otherwise agreed by MAC and DELTA, DELTA has committed to MAC to provide Airlines with reasonable access to DELTA data and communications systems at gates G1-G10; provided, however, that Airlines shall not have a right to utilize DELTA’s computer equipment, make alterations to the gate holdroom or millwork, or use any system or equipment that DELTA reasonably determines may jeopardize or interfere with DELTA’s operations.

4.

So long as DELTA leases gates G1-G10, no Airline aircraft, other than a DELTA aircraft, will remain on gates G1-G10 over two hours if a narrow-body or three hours if a wide-body. So long as DELTA leases gates G1-G10 or any supplemental or replacement gates and unless otherwise agreed by MAC and DELTA, DELTA has committed to MAC that it will coordinate any moving of aircraft with MAC’s operations department, FAA and appropriate federal inspections agencies.

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III. Use of the Airport

5.

AIRLINE, if it self-handles, or DELTA, if it provides Ground Handling to AIRLINE, on gates G1-G10, shall handle and dispose of all international waste on AIRLINE’s aircraft in accordance with the requirements of the United States Department of Agriculture.

So long as DELTA leases gates G1-G10 or any supplemental or replacement gates and unless otherwise agreed by MAC and DELTA, DELTA has committed to MAC that it will perform all maintenance, repair, and operation of MAC jet bridges provided by MAC as part of the IAF as and to the extent set forth in Section VIII.E. So long as DELTA leases gates G1-G10 or any supplemental or replacement gates and unless otherwise agreed by MAC and DELTA, DELTA has committed to MAC to make the MAC jet bridges available for use by all users of the IAF without charges in addition to those required to be paid hereunder.

6.

The use by an Airline, including AIRLINE, if applicable, under this Section III. C. of a gate leased by DELTA shall be subject to the following conditions as well as applicable charges set forth herein:

a.

Any such Airline shall be responsible for the payment of all applicable fees and charges for its use of DELTA’s premises pursuant to this Section III.C., including but not limited to appropriate IAF charges and overtime fees, and DELTA shall be released from any liability therefor.

b.

Except for Airlines landing under an emergency or other irregular operation, such Airline shall have an Airline Operating Agreement and Terminal Building Lease or other agreement with MAC. Such agreement shall include a provision that provides, in connection with such Airline’s use of the premises of DELTA under this Section III.C.: (i) Airline shall indemnify, defend, release, and save harmless DELTA to the same extent that Airline indemnifies, defends, releases, and saves harmless MAC through its agreement for the period of use; (ii) the insurance and indemnification obligations therein shall inure to the benefit of the DELTA for the period of use; and (iii) Airline shall (A) ensure that its agents, employees, and contractors are properly qualified prior to operating any and all equipment, (B) secure jetway doors upon completion of use, and (C) be responsible for any cost DELTA or MAC incurs due to damage caused to DELTA’s or MAC’s premises or equipment (e.g. passenger boarding bridge) by Airline. DELTA shall be an intended third party beneficiary of such provision. If AIRLINE uses DELTA’s premises under this Section III.C., AIRLINE hereby agrees, (i) it shall indemnify, defend, release, and save harmless DELTA to the same extent that AIRLINE indemnifies, defends, releases, and saves harmless MAC through this Agreement for the period of use, (ii) its insurance and indemnification obligations herein shall inure to the benefit of DELTA for the period of the use, and (iii) AIRLINE shall (A)

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IV. Premises Leased and Equipment Licensed Hereunder

c.

ensure that its agents, employees, and contractors are properly qualified prior to operating any and all equipment, (B) secure jetway doors upon completion of use, and (C) be responsible for any cost DELTA or MAC incurs due to damage caused to DELTA’s or MAC’s premises or equipment (e.g. passenger boarding bridge) by AIRLINE. DELTA is an intended third-party beneficiary of the foregoing sentence.

d.

DELTA shall not be required to indemnify, defend, release, or save harmless MAC, its employees or agents with regard to any claim for damages or personal injury arising out of any other Airline’s use of DELTA’s premises under this Section III.C., except to the extent caused by the negligence or willful misconduct of DELTA.

e.

DELTA shall not be liable to any Airline or any of its agents, employees, servants or invitees, for any damage to persons or property due to the condition or design or any defect in DELTA’s premises used by any Airline under this Section III.C. which may exist or subsequently occur, and any such Airline, with respect to it and its agents, employees, servants and invitees shall be deemed to have expressly assumed all risk and damage to persons and property, either proximate or remote, by reason of the present or future condition or use of DELTA’s premises under this Section III.C.

7.

MAC shall ensure that any such Airline using DELTA’s premises under this Section III.C. has in full force and effect MAC’s required insurance coverages, except Airlines without a written agreement with the MAC.

D.	USE OF COMMON USE SPACE AND PUBLIC AREAS

MAC shall have exclusive control and management of Common Use Space in accordance with this Agreement and MAC’s Rules and Regulations and Ordinances. AIRLINE’s, its Affiliates’ and its Alliance Partners’ passengers, employees, officers, invitees, contractors, subcontractors, agents, and representatives shall have the right to use the space, facilities and conveniences of the Airport provided by MAC for use by aircraft passengers and other persons, including, without limitation, the circulation space, restrooms, lobbies, concession space, and other like facilities; provided, however, that such use (1) shall be in common with others authorized to so use such facilities, space, and conveniences, (2) shall be only at the times, to the extent and in the manner for which they are made available for use, and (3) shall be subject to applicable security directives and requirements and MAC’s Rules and Regulations and Ordinances.

IV.	PREMISES LEASED AND EQUIPMENT LICENSED HEREUNDER

A.	LEASED PREMISES

1.

For the Term of this Agreement, MAC, in consideration of the compensation, covenants, and agreements set forth herein to be kept and performed by AIRLINE, hereby leases to AIRLINE, upon the conditions set forth in this Agreement, the Premises in Terminal 1 as described and identified in Exhibit J and the initial assignment of aircraft parking positions as described and identified in Exhibit D. AIRLINE shall lease these Premises on an Exclusive Use Space, Preferential Use Space, Joint Use Space, or Common Use Space basis as follows:

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Ground Transportation Center Offices	Exclusive Use Space
Office	Exclusive Use Space
Baggage make-up area and claim office	Exclusive Use Space
Airline Clubs	Exclusive Use Space
Operations areas	Exclusive Use Space
Enclosed storage areas	Exclusive Use Space
Ticket counter (including kiosk space)	Preferential Use Space
Holdroom	Preferential Use Space
Aircraft parking positions on Terminal Apron	Preferential Use Space
Outbound baggage area (DELTA)	Preferential Use Space
Outbound baggage belt area (other airlines)	Joint Use Space
Tug drive	Joint Use Space
Inbound baggage area	Joint Use Space
Baggage claim area	Joint Use Space
IAF sterile circulation corridor	Joint Use Space
IAF Inspections Area	Joint Use Space
IAF baggage claim	Joint Use Space
IAF ticketing and baggage recheck	Joint Use Space
Common Use Ticket Counter	Common Use Space
Common Use Holdroom	Common Use Space
Common Use Ramp	Common Use Space

MAC and AIRLINE may, from time to time, add, subject to availability, additional space to the various Premises of AIRLINE by jointly executing revised Exhibits J or D as appropriate. Space added to AIRLINE’s Premises shall be subject to all of the terms, conditions, requirements, and limitations of this Agreement and AIRLINE shall pay to MAC all rents, fees, and charges applicable to such additional space in accordance with the provisions of this Agreement.

2.

MAC shall provide, repair, and maintain the following fixtures, equipment and services within Common Use Space: computer equipment, holdroom podium and seating, utilities, ticket counters, aircraft parking areas, non-proprietary signage, snow removal, and cleaning of the holdroom and ticketing area. MAC may, but is not required to, provide ticketing kiosks and automated bag drop devices for the Common Use Space.

3.

MAC-Owned Systems and Equipment. MAC hereby grants to AIRLINE a limited non-exclusive license to use, subject to MAC’s control and maintenance, all current and future MAC-Owned Systems and Equipment at the Airport in the ordinary course of its business at the Airport and otherwise in accordance with this Agreement. Subject to MAC’s obligations herein, AIRLINE agrees to accept and use the MAC-Owned Systems and Equipment in “as is” condition, without any representations or warranties of any kind whatsoever, except to the extent

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expressly set forth herein, from MAC as to any matters concerning the MAC-Owned Systems and Equipment, and further agrees to assume all risk of loss, damage and injury arising out of, or alleged to have arisen out of, AIRLINE’s use of the MAC-Owned Systems and Equipment except to the extent arising from the negligence or willful misconduct of MAC or any of its contractors, or subcontractors or any of their respective employees, agents, or representatives; provided, however, that if (a) AIRLINE suffers damages due to the negligence or willful misconduct of MAC or its employees in connection with the MAC-Owned Systems and Equipment, and (b) a Majority-In-Interest of Signatory Airlines disapprove the purchase of a policy under Section VI.M that would have provided insurance coverage for such damages and as a result such damages are not covered by insurance, AIRLINE hereby waives any claim it may have against MAC or its employees for such damages to the extent they would have been covered by the aforementioned insurance. AIRLINE hereby waives all claims to special, indirect, and consequential damages, which shall include but not be limited to, losses of use, income, profit, financing, business and reputation, that might be asserted by AIRLINE against MAC or its commissioners, officers, employees, or directors, in connection with MAC’s providing or maintaining the MAC-Owned Systems and Equipment, except (a) to the extent such damages arise from the gross negligence or willful misconduct of MAC or its commissioners, officers, directors, or employees, in which case AIRLINE may recover from parties and in amounts in accordance with common law unaltered by this Agreement, or (b) damages recoverable under insurance policies described herein, or would have been so recoverable if insurance had been properly maintained in accordance with this Agreement. The foregoing shall not waive any rights or obligations under Minnesota Statutes Section 466.01 et seq. or limit any other form of immunity available to MAC or its commissioners, officers, employees, or directors under law or at equity. All content and data feeds on MAC-Owned Systems and Equipment shall be subject to MAC control and written approval, not to be unreasonably withheld, conditioned, or delayed; provided however, that the foregoing shall not be deemed to grant MAC any license or right to use AIRLINE’s intellectual property without AIRLINE’s authorization. MAC during the Term of this Agreement shall, in accordance with applicable statutes or regulations, operate, maintain, and keep in good repair the MAC-Owned Systems and Equipment and essential instruments thereof (other than (w) Preferential Use Space kiosks which shall be maintained and operated by the applicable Airline, (x) any proprietary systems owned by an Airline, (y) the Inbound BHS and the Outbound BHS so long as they are being maintained by DELTA, and (z) PBBs which shall be maintained and operated as described further herein). MAC shall make repairs thereto, though caused by negligence of AIRLINE or its employees, agents, or invitees, and MAC may recover from AIRLINE such portion of the cost of such repairs caused by negligence of AIRLINE or its employees, agents, or invitees as is not recoverable through MAC’s insurance on such damaged or destroyed structures or facilities.

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B.	EXCLUSIVE/PREFERENTIAL USE AREAS IN TERMINAL 1

1.

Subject to the terms and conditions hereof and MAC’s obligations and express representations and warranties, if any, herein, MAC will provide existing space to AIRLINE in “as is” condition. MAC will provide the following for any newly constructed space and for space that is significantly remodeled by MAC (whether paid for by MAC or AIRLINE), in accordance with MAC Design and Construction Standards and applicable codes:

a.	Terminal Building - Main Floor (ticketing area).

1)

Finished flooring, finished ceiling, entrance doors and walls enclosing gross rental area. The floor immediately behind ticket counter shall be surfaced with terrazzo flooring or an equivalent alternative upon which AIRLINE may install resilient matting.

2)	Conditioned air.

3)	Standard lighting fixtures installed and maintenance thereof exclusive of relamping and/or relocation.

4)	Finished accessible ticket counter shell or sectional unit (front, top, ends and turrets; AIRLINE to provide inserts.

5)

Uniform lighting fixture and airline identification signage suspended over ticket counter; content to be supplied by AIRLINE and subject to MAC’s reasonable approval; maintenance of fixtures including re-lamping.

6)	Digital displays on wall directly behind the ticket counter AIRLINE to provide content. Material displayed shall be subject to the approval of MAC.

7)	Electrical service (120V – 208 AC, 3 phase, 4 wire) to panel within leased space, data conduit and wiring. All other wiring, conduits, ducts and outlets in this space to be installed by AIRLINE.

b.	Terminal Building - Offices.

1)	Finished flooring, finished ceilings, entrance doors and walls enclosing gross rental area.

2)	Conditioned air.

3)	Standard lighting fixtures installed and maintenance thereof exclusive of relamping and/or relocation.

4)	Electrical service (120V-AC) through duplex receptacles about ten feet apart along walls enclosing gross rental area. All other wiring, conduits and fittings to be installed by AIRLINE.

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IV. Premises Leased and Equipment Licensed Hereunder

c.	Terminal Building - Operations and baggage make-up areas.

1)	Finished concrete floors, exposed concrete structure above, standard pedestrian and manual overhead doors in unpainted concrete block walls enclosing gross rental area.

2)	Standard lighting fixtures installed and maintenance thereof exclusive of relamping and/or relocation.

3)

Electrical service (120V - 208 AC, 3 phase, 4 wire) to panel within or adjoining leased space; 120V electrical service through duplex receptacles about 15 feet apart (48 inches above floor) along walls enclosing gross rental area. All other wiring, conduits and fittings to be installed by AIRLINE.

4)	Heating and ventilation.

d.	Concourses - Operations Areas.

1)	Finished concrete floors, exposed structure above, exterior walls, standard pedestrian and manual overhead doors, and unpainted concrete block enclosing leased area.

2)	Standard lighting fixtures installed and maintenance thereof exclusive of relamping and/or relocation.

3)	Electrical service (120V – 208 AC, 3 phase, 4 wire) to panel within or adjoining enclosed leased space. All other wiring, conduit, duct, fittings and outlets in this space to be installed by AIRLINE.

4)	Cold and hot water and sanitary sewer service to designated point within gross rental area, to which AIRLINE may connect and install fixtures at AIRLINE’s expense.

5)

Standard fin-tube radiation, unit heaters, VAV boxes and steam and/or hot water for heating gross rental area. Packaged air conditioning units and distribution duct work for previously designated areas.

e.	Concourses - Gate Lobbies.

1)	Finished carpeted floor, finished ceilings, and painted block walls enclosing lobby.

2)	Conditioned air.

3)	Standard lighting fixtures installed and maintenance thereof including relamping.

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IV. Premises Leased and Equipment Licensed Hereunder

4)	Electrical service (120V-AC) through duplex receptacles about 10 feet apart along walls enclosing gross rental area. All other wiring, conduit and fittings to be installed by AIRLINE.

2.

AIRLINE will provide the following for its Exclusive Use Space and Preferential Use Space in both the main terminal building and the concourses, in addition to installation and maintenance required of the AIRLINE under Subparagraph 1 above, in accordance with MAC Design and Construction Standards and applicable codes, for newly constructed space and for any space that is significantly remodeled:

a.	All partitions subject to MAC approval as to materials, methods of attachment and workmanship.

b.

All utilities, including cost of all roughing-in, and all electrical, mechanical and plumbing fixtures for exclusive use of AIRLINE, except as provided above (other than for the outbound baggage area (DELTA), which will be provided by the MAC).

c.

All furniture, equipment and fixtures necessary for the conduct of AIRLINE’s business, including gate lobby seating, ticket counter inserts, AIRLINE owned jet bridges, scales and baggage handling equipment (other than for the outbound baggage area (DELTA), which will be provided by the MAC), including housings and doors as required, signs and flight schedules, which shall all be subject to approval of MAC, acting reasonably.

d.

All electrical energy consumed by AIRLINE, excluding lighting in baggage make-up area, gate lobbies, the outbound baggage area (DELTA) and mezzanine, to be metered separately and paid for by AIRLINE to the utilities company or MAC at rates not exceeding those published for equivalent power consumption at this location.

e.	Electricity for lighting in outbound baggage area (DELTA), baggage make-up area, gate lobbies, and mezzanine will be provided by MAC.

f.

All other services and supplies not provided in Paragraph 1 of this Section IV.B. All installations by AIRLINE shall conform with the requirements of applicable local, state and federal building standards, submitted for MAC approval prior to construction, and shall be performed by competent contractors acceptable to MAC, acting reasonably.

C.	JOINT USE SPACE - BAG CLAIM AREAS

1.	MAC will provide in the Joint Use Space - bag claim area, all on the ground floor, the following:

a.	Finished floors and ceiling, finished walls, for all space excepting porter’s toilet.

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IV. Premises Leased and Equipment Licensed Hereunder

b.	Standard lighting and maintenance thereof including re-lamping.

c.	Heating and mechanical ventilation of space.

d.	Baggage claim carousels.

2.	Airlines using the Joint Use Space - bag claim area will provide the following in the Joint Use Space—bag claim area, and shall pay the pro rata share of the cost thereof:

a.	All furniture, equipment (other than baggage handling equipment) and fixtures necessary from time to time.

b.	All other services and supplies not provided by MAC under Paragraph 1 above.

D.	MEASUREMENT OF SPACE

In calculating the area of space to be added to or deleted from this Agreement, all measurements to determine the area of space leased or used in Terminal 1 shall be made from the primary interior surface of the exterior walls and from the centerline to centerline of each interior wall, or, in the absence of such interior wall, the point where such said centerline would be located if such interior wall existed.

E.	ACCOMMODATION OF OTHER AIRLINES

1.

Promptly upon request from MAC, AIRLINE shall provide MAC with a copy of its public schedule on file with the FAA and a gate plot showing all times when its aircraft are scheduled to be utilizing each gate within AIRLINE’s Preferential Use Space (“Preferential Use Gates”) or Common Use Space (“Common Use Gates”) including aircraft type, projected arrival and departure times, and point of origin or destination, including activities by subtenants or airlines being accommodated.

2.

In furtherance of the public interest of having the Airport’s capacity fully and more effectively utilized, it is recognized by AIRLINE and MAC that from time to time during the Term of this Agreement it may become necessary for the AIRLINE to accommodate another Airline within its Premises or for MAC, acting reasonably and in accordance with the terms and conditions hereof, unilaterally to require AIRLINE to accommodate another Airline(s) within AIRLINE’s Premises as required for the following:

a.	To comply with any applicable rule, regulation, order or statute of any governmental entity that has jurisdiction over MAC, and to comply with federal grant assurances applicable to MAC.

b.	To implement a Capital Project at the Airport.

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IV. Premises Leased and Equipment Licensed Hereunder

c.

To facilitate the providing of air services at the Airport by an Airline (“Requesting Airline”) when (i) MAC does not have sufficient space available to accommodate the Requesting Airline at existing Common Use Gates or on unassigned gates, (ii) no other Airline serving the Airport is willing to accommodate the Requesting Airline’s operational needs or requirements for facilities at reasonable costs or on other reasonable terms, and (iii) MAC has determined, in accordance with the terms of Section 4 below, that AIRLINE is underutilizing its facilities or has capacity available.

d.

To accommodate, on a short-term basis, the irregular activity (“Irregular Need”) of another Airline (an “Irregular Need Airline”) when no other Airline serving the Airport is willing to accommodate the Irregular Need of Airline. Notwithstanding the foregoing, to the extent possible, AIRLINE shall accommodate its own Irregular Need on its Preferential Use Gate(s). When such activity may not be accommodated on AIRLINE’S Preferential Use Gate(s), AIRLINE shall seek accommodation from other Airlines on its own through coordination among such Airlines’ supervisors and managers. In the event accommodation cannot be found on another Airline’s premises, AIRLINE may seek assistance from MAC. MAC’s options shall include assigning use of non-leased gate premises, assigning a remote parking location, or requiring accommodation for an Irregular Need Airline on another Airline’s Preferential Use Gate or Common Use Gate.

e.	To accommodate a flight that has declared an emergency and such flight shall have priority over all other flight scheduling.

3.

In responding to a request for facilities from a Requesting Airline or an Irregular Need Airline, MAC shall first work with the Requesting Airline or Irregular Need Airline to use existing Common Use Space or unassigned space in the same terminal as Requesting Airline operates (if applicable), if any is available.

4.

When necessary because MAC is not able to accommodate a Requesting Airline and no Airline serving the Airport is willing to accommodate the Requesting Airline’s operational needs or requirements for facilities at reasonable costs or on other reasonable terms, MAC shall make a determination as to whether any Airline has underutilized facilities or capacity available. In making such determination MAC shall act reasonably. Such determinations by MAC shall take into consideration the following:

a.

The then existing utilization of AIRLINE’s Premises (including any requirements for spare gates and accommodation of AIRLINE’s Affiliates), the existing utilization of other Airlines of their premises, and any bona fide plan of AIRLINE or any other Airline for the increased utilization of the AIRLINE’s Premises or such Airline’s premises to be implemented within twelve (12) months thereafter (any non-public information provided by AIRLINE regarding planned or proposed routes, schedules or operations shall be treated as confidential by MAC to the maximum extent permitted by law).

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b.

The need for compatibility among the current schedules and any bona fide plan of AIRLINE or another Airline to modify its schedule, including RON requirements, flight times, operations, operating procedures and equipment of AIRLINE (and its Affiliate(s)) or any other Airline and those of the Requesting Airline as well as the need for labor harmony, facilities, resources, and other relevant factors.

c.	The following turn times and gate occupancy:

The Requesting Airline must vacate the Preferential Use Gate(s) at least 45 minutes before the Accommodating Airline needs to commence using the Preferential Use Gate for enplaning passengers. The maximum gate occupancy by domestic narrow body aircraft for a Requesting Airline or an Irregular Need Airline shall be 45 minutes for an arrival, 45 minutes for a departure, or 1 hour and 30 minutes for a combined turn. The maximum scheduled gate occupancy by domestic wide body aircraft for a Requesting Airline or an Irregular Need Airline shall be 1 hour for an arrival, 1 hour for a departure, or 2 hours for a combined turn. The maximum gate occupancy by international narrow body aircraft for a Requesting Airline or an Irregular Need Airline shall be 1 hour for an arrival, 1 hour for a departure, or 2 hours for a combined turn. The maximum scheduled gate occupancy by international wide body aircraft for a Requesting Airline or an Irregular Need Airline shall be 1 hour and 15 minutes for an arrival, 1 hour and 15 minutes for a departure, or 2 hours and 30 minutes for a combined turn.

5.	If MAC determines, using the factors above, that AIRLINE should accommodate a Requesting Airline, the following procedures shall apply:

a.

Before MAC accommodates a Requesting Airline within AIRLINE’s Premises, MAC must give AIRLINE ten (10) business days prior written notice of its intent, describing the Requesting Airline’s request and MAC’s efforts to accommodate it. AIRLINE must accept accommodation or notify MAC within ten (10) business days after AIRLINE’s receipt of such notice that it wishes to meet with MAC to show cause why the accommodation should not be made.

b.

If, after providing notification and, if requested, meeting with AIRLINE, MAC, acting reasonably, requires AIRLINE to accommodate the Requesting Airline, AIRLINE shall determine which of AIRLINE’s Preferential Use Gates and ticket counters (if needed) will be used for the accommodation and the accommodation shall continue until the earliest of the date: (i) the Requesting Airline discontinues the flight or no longer requires accommodation; (ii) a Common Use Gate or unassigned space becomes available during a time that will accommodate the Requesting Airline’s requested aircraft and schedule; or (iii) another Airline is willing to accommodate the Requesting Airline.

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IV. Premises Leased and Equipment Licensed Hereunder

c.

Either the Requesting Airline or AIRLINE may, six months after an accommodation commences, and no more often than once every six months thereafter, request that MAC review whether a Common Use Gate, unassigned space, or another Airline’s Preferential Use Gate is available during a time that will accommodate the Requesting Airline’s requested aircraft and schedule. MAC will reconsider all the factors in Section 4 in reviewing this request to relocate the Requesting Airline’s operation.

d.

During an Irregular Need, AIRLINE’S scheduled operations will have priority over any Accommodated Airline on its Premises. Notwithstanding the foregoing, in the event an Irregular Need of AIRLINE prevents its accommodation of a Requesting Airline, AIRLINE shall accommodate the Requesting Airline on another Preferential Use Gate assigned to AIRLINE when one becomes available, provided, however that AIRLINE agrees to use reasonable efforts to select a gate in close proximity to the gate originally designated by AIRLINE for the accommodation.

6.

In the event that any portion of AIRLINE’s Premises are used to accommodate a Requesting Airline or an Irregular Need Airline (in each such case, an “Accommodated Airline”), the following provisions shall apply:

a.	AIRLINE shall not be required to change its current or future flight schedule as published on the day MAC receives the request from the Accommodated Airline.

b.

Any aircraft occupying a gate longer than the timeframes set forth in Section IV.E.4.c. above may be required by AIRLINE to vacate the gate to accommodate other operations. Should this occur, upon AIRLINE’s request MAC will notify the Accommodated Airline as soon as MAC becomes aware of the requirement, but in any event no later than 15 minutes before the time that actual vacating is required. Failure to vacate shall result in the imposition of reasonable overtime fees by AIRLINE to the Accommodated Airline. If an Accommodated Airline does not vacate a gate as required, and AIRLINE requires the use of such gate, upon AIRLINE’s request MAC shall instruct the Accommodated Airline to remove its aircraft to another location leased by the Accommodated Airline or to a remote location as designated by MAC’s agent. If failure of the Accommodated Airline to remove its aircraft results in AIRLINE requiring remote parking from MAC, MAC shall invoice the Accommodated Airline for any remote parking fees that would be charged to AIRLINE, and AIRLINE shall have no liability therefor.

c.

The Accommodated Airline shall be responsible for the payment of all applicable fees and charges for its use of AIRLINE’s premises, including but not limited to appropriate FIS charges and overtime fees, and AIRLINE shall be released from any liability therefor.

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d.

For the use of a Preferential Use Gate, AIRLINE shall be authorized to charge the Accommodated Airline no more than the sum of: (a) the Terminal 1 Common Use Gate Fee, and (b) a reasonable administrative fee, not to exceed fifteen percent (15%) of (a). For space other than gates, AIRLINE shall be authorized to charge the Accommodated Airline the sum of (x) the Accommodated Airline’s pro-rata share of the rent and fees paid by AIRLINE for the space, and (y) a reasonable administrative fee, not to exceed fifteen percent (15%) of (x).

e.

Except for Irregular Need Airlines who are not Signatory Airlines or airlines landing under an emergency, MAC shall require the Accommodated Airline to execute an Airline Operating Agreement and Terminal Building Lease or other agreement with MAC. Such agreement shall include a provision that provides, in connection with Accommodated Airline’s use of the premises of the Airline providing accommodations (the “Accommodating Airline”): (i) Accommodated Airline shall indemnify, defend, release, and save harmless the Accommodating Airline to the same extent that the Accommodating Airline indemnifies, defends, releases, and saves harmless MAC through its agreement for the period of accommodation, (ii) the insurance and indemnification obligations therein shall inure to the benefit of the Accommodating Airline for the period of accommodation, and (iii) Accommodated Airline shall (A) ensure that its agents, employees, and contractors are properly qualified prior to operating any and all equipment, (B) secure jetway doors upon completion of use, and (C) be responsible for any cost Accommodating Airline or MAC incurs due to damage caused to Accommodating Airline’s premises or equipment (e.g. passenger boarding bridge) by the Accommodated Airline. Accommodating Airline shall be an intended third party beneficiary of such provision. If AIRLINE is or becomes an accommodated Requesting Airline or Irregular Need Airline, in connection with its use of the Accommodating Airline’s premises, AIRLINE hereby agrees, (i) it shall indemnify, defend, release, and save harmless the Accommodating Airline to the same extent that AIRLINE indemnifies, defends, releases, and saves harmless MAC through this Agreement for the period of accommodation, (ii) its insurance and indemnification obligations herein shall inure to the benefit of the Accommodating Airline for the period of the accommodation, and (iii) Airline shall (A) ensure that its agents, employees, and contractors are properly qualified prior to operating any and all equipment, (B) secure jetway doors upon completion of use, and (C) be responsible for any cost Accommodating Airline or MAC incurs due to damage caused to Accommodating Airline’s premises or equipment (e.g. passenger boarding bridge) by AIRLINE. Any such Accommodating Airline is an intended third-party beneficiary of the foregoing sentence. An Accommodating Airline shall not be required to accommodate an Airline if such Airline’s insurance and indemnification obligations are not satisfied. This Section shall not apply to Airlines without a written agreement with the MAC including such an Irregular Need Airline that is not a Signatory Airline or does not otherwise have any agreement with MAC or that are landing at the Airport in the event of an emergency.

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f.

AIRLINE shall not be required to indemnify, defend, release, or save harmless MAC, its employees or agents with regard to any claim for damages or personal injury arising out of any Accommodated Airline’s use of AIRLINE’s premises, except to the extent caused by the negligence or willful misconduct of AIRLINE.

g.

AIRLINE shall not be liable to any Accommodated Airline or any of its agents, employees, servants or invitees, for any damage to persons or property due to the condition or design or any defect in the Premises which may exist or subsequently occur, and such Accommodated Airline, with respect to it and its agents, employees, servants and invitees shall be deemed to have expressly assumed all risk and damage to persons and property, either proximate or remote, by reason of the present or future condition or use of AIRLINE’S Premises.

h.

MAC shall be responsible for ensuring that such Accommodated Airline has in full force and effect MAC’s required insurance coverages, except Airlines without a written agreement with the MAC which may include an Irregular Need Airline that is not a Signatory Airline or that are landing at the Airport in the event of an emergency.

i.	No Accommodated Airline shall have the right to use AIRLINE’s computer equipment or make physical alterations to the gate holdroom or millwork.

j.

Without limiting any other provision of this Agreement, AIRLINE’s duty to accommodate another Airline shall be conditioned on and subject to the satisfaction of all requirements of this Section IV.E.6 by the Accommodated Airline.

7.

In the event of a labor stoppage or other event which results in the permanent cessation or substantial reduction in AIRLINE’s flights at the Airport, AIRLINE will immediately take all reasonable efforts, including but not limited to, moving of aircraft or equipment, providing access to AIRLINE’s holdrooms and jet bridges or anything else in AIRLINE’s control, in order to accommodate the operations of other Airlines providing air service to the Airport; provided that: (a) AIRLINE at all times will have access to its Premises and equipment for operational reasons and (b) AIRLINE shall not be required to take any action which would interfere with its ability to re-institute service upon cessation of labor stoppage or other event. Subject to a mutually acceptable agreement between MAC and AIRLINE covering such use, AIRLINE shall have the right to charge the fees set forth in Section IV.E.6.d. above and to require reasonable advance payment for such use of AIRLINE’s gates, holdroom areas, and loading bridges.

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IV. Premises Leased and Equipment Licensed Hereunder

8.

Except as expressly set forth herein, the foregoing shall not be deemed to abrogate, change, or affect any restrictions, limitations or prohibitions on assignment or use of the AIRLINE’s Premises by others under this Agreement and shall not in any manner affect, waive or change any of the provisions thereof.

F.	WIDE BODY AND BOEING 757 ACCESS

Notwithstanding any other provisions in this Agreement, so long as DELTA leases such gates and unless otherwise agreed by MAC and DELTA, DELTA has committed to MAC that it will accommodate the requirements of any Requesting Airline for scheduled wide body or Boeing 757 (or similarly sized aircraft) service at one of its gates within Terminal 1, provided that: (1) Requesting Airline must not be able physically to accommodate such wide body or Boeing 757 (or similarly sized aircraft) service on any of its own leased premises; and (2) MAC will make all reasonable efforts to provide access for any narrow body aircraft operated by DELTA which is displaced. Any such Airline accommodated by Delta shall be deemed an “Accommodated Airline” and shall be subject to the applicable provisions of Section IV.E.6. above.

G.	ACCESS AND RELOCATION

MAC shall have the right at any time or times to (a) close, relocate, reconstruct, change, alter, or modify any means of access to or egress from the Airport or AIRLINE’s Premises, and (b) relocate AIRLINE’s Premises in connection with the OI Program or other MAC Commission-approved Capital Improvement Program, either temporarily or permanently; provided that MAC provides reasonable notice to AIRLINE and that a reasonably convenient and adequate means of access, ingress, and egress or replacement portion of Premises, as applicable, shall exist or be provided in lieu thereof. This right is subject to the following conditions:

1.	There shall not be a net increase in AIRLINE’s Premises without AIRLINE’s consent.

2.	MAC must consult with AIRLINE to take any Premises away from AIRLINE.

3.	Reasonable replacement facility space shall be provided.

4.	Cost of work including Capital Costs associated with reestablishing AIRLINE’s “in-kind” facilities, shall be borne by MAC and allocated to the appropriate cost center.

5.	MAC shall compensate AIRLINE for the unamortized cost of any leasehold improvements to the extent that such improvements cannot be reused by AIRLINE in AIRLINE’s new or existing space at the Airport.

6.

If loss of space is 60 days or less there shall be no rent adjustment. If loss of space is temporary but greater than 60 days, AIRLINE’s rent will be proportionately abated and the amount of the rent abatement shall be allocated to the appropriate cost center. If the loss of space is permanent, the Premises and corresponding rent shall be adjusted by a written lease amendment executed by the parties.

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IV. Premises Leased and Equipment Licensed Hereunder

H.	SHORT TERM GATES

The holdrooms, aircraft parking positions and operations space associated with gates as shown on Exhibit V (hereinafter referred to as “Short Term Gates”) shall be made available to Airlines on the following basis in order to promote Airport access on fair and reasonable terms:

1.	AIRLINE shall lease Short Term Gate space under its control on the same basis as provided in this Agreement, except as provided in this Section.

2.

MAC may, in its discretion, cancel the lease of a Short Term Gate leased by AIRLINE if an Airline is proposing to add additional air service and desires to lease a gate directly from MAC or MAC needs to convert a Short Term Gate to Common Use Space to accommodate such additional air service. The following procedures shall be followed before a Short Term Gate lease may be cancelled:

a.

If an Airline is proposing to add additional air service and desires to lease a gate directly from MAC, MAC may in its discretion issue a notice to AIRLINE cancelling the lease of the applicable Short Term Gate. Such notice may become effective no earlier than ninety (90) days after it is delivered.

b.	In the event of a decision to cancel a Short Term Gate, MAC will work with AIRLINE in good faith to accommodate AIRLINE’s schedule pursuant to the procedures of Section IV.E.

c.	MAC may extend the time periods set forth in this provision for good cause, e.g. the unavailability of replacement jet bridges or other ground equipment.

3.

In the event MAC cancels the lease of a Short Term Gate pursuant to this Section IV.H., it shall compensate AIRLINE for the unamortized cost of improvements made to the leased premises of a Short Term Gate. AIRLINE shall retain and remove AIRLINE property (e.g. jet bridge or other ground equipment, computers, inserts) or may negotiate their sale.

4.

The appearance of a Short Term Gate shall be “generic” i.e. generic carpet, neutral wall finishes and no distinguishing colors on the podium or backwall except as to improvements existing as of the date of this Agreement. AIRLINE may hang corporate banners or posters and name identification signs so long as they can be detached without significantly damaging the premises or AIRLINE commits to restoring the premises without cost to MAC.

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5.

If AIRLINE is leasing only one gate, MAC will not cancel the lease on such gate until all other Short Term Gates (excluding B14, B16, D1, D5) have been reclaimed by MAC provided that AIRLINE has maintained for each of the previous twelve consecutive months, and continues to maintain in its published schedule, an Average Daily Utilization at least equal to three departures on such Short Term Gate and AIRLINE has not been in default on any rental, security deposit, PFC or other payment obligation to MAC under this Agreement during the prior twelve consecutive months. For purposes of this provision “Average Daily Utilization” shall mean the number of AIRLINE’s and any Affiliated Airline’s scheduled aircraft departures using the gate with aircraft of fifty or more seats in a calendar month, divided by the number of days in that calendar month; provided, however, that if AIRLINE’s or the Affiliated Airline’s actual flight activity differs by more than five percent (5%) from its published schedule in any calendar month, MAC shall use AIRLINE’s or the Affiliated Airline’s actual total departures for purpose of calculating Average Daily Utilization.

6.

If AIRLINE is leasing three (3) or fewer holdrooms from MAC, MAC agrees to not cancel the lease of more than one Short Term Gate AIRLINE may be leasing in accordance with the procedures identified in Section IV.H.2. as long as AIRLINE has adhered to the payment and utilization requirements identified within Section IV.H.5. for all leased gates for the previous twelve (12) consecutive months.

7.

With respect to DELTA’s Short Term Gates, MAC shall have the right to designate (a) Gate B14 as a Short Term Gate in which case Gate D5 shall no longer be designated a Short Term Gate and the terms and conditions of this Section IV.H. shall no longer apply to Gate D5 and/or (b) Gate B16 as a Short Term Gate, in which case Gates D1 shall no longer be designated a Short Term Gate and the terms and conditions of this Section IV.H. shall no longer apply to Gate D1.

I.	RELINQUISHMENT OF PREMISES

1.	Notice of Intent to Relinquish Premises

If AIRLINE desires to relinquish any of its Premises, AIRLINE shall provide written notice to MAC thirty (30) days in advance of such relinquishment and shall identify in such notice all areas it wishes to relinquish. MAC shall make its best efforts to lease such areas to another Airline, to the extent the proposed relinquished Premises is suitable for another Airline.

2.	Non-Waiver of Responsibility

AIRLINE shall continue to be solely responsible pursuant to this Agreement for the payment of all rents, charges and fees related to the Premises until another Airline commences payment for said Premises as provided below.

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IV. Premises Leased and Equipment Licensed Hereunder

3.	Reduction of Rents, Fees, and Charges

AIRLINE’s rents, fees and charges related to that portion of the Premises taken by another Airline, pursuant to such Airline’s agreement with MAC, shall be reduced in the amount of the rent, fees and charges paid by such other Airline. This reduction shall begin only when the Airline that contracted with MAC for its use of the Premises begins payment for the Premises and shall end if such Airline becomes delinquent in payment for the Premises.

J.	OUTBOUND BAGGAGE AREAS

MAC will provide an outbound baggage area that will include a Joint Use Space outbound baggage area for shared Airline use and a Preferential Use Space outbound baggage area for Airline use that is not shared.

K.	SURRENDER OF PREMISES

1.

Upon termination of this Agreement in its entirety, whether by its terms or by earlier cancellation, AIRLINE’s rights to use the Premises, facilities, rights, licenses, services and privileges hereby given shall cease, and AIRLINE shall forthwith surrender possession to MAC.

2.

All structures, fixtures, improvements, equipment and other property bought, installed, erected or placed by AIRLINE on the Premises or elsewhere on the Airport, including without limiting the generality thereof storage tanks, pipes, pumps, wires, poles, machinery and air conditioning equipment, shall be deemed to be personal property and remain the property of the AIRLINE, and AIRLINE shall have the right to remove the same if AIRLINE is not then in default; provided that, if AIRLINE elects to remove such property, AIRLINE shall remove its property within a period of ninety (90) days after termination, and shall restore the Premises to substantially the same condition as its condition as of the commencement of the Term hereof, ordinary wear and tear or damage by the elements, fire, explosion and other casualty excepted, but including any environmental restoration required of AIRLINE hereunder.

3.

If AIRLINE’s property is not so removed and the Premises restored prior to the expiration of the aforesaid period of ninety (90) days MAC shall thereafter have the right, by giving AIRLINE written notice thereof, to remove and store such property at AIRLINE’S cost, provided that MAC may immediately remove any property that is materially interfering with Airport operations after giving AIRLINE a reasonable opportunity to remove such property. If AIRLINE does not reimburse MAC for the costs of such removal and storage within an additional ninety (90) days thereafter, MAC may take title to such property and (a) take possession of such property, or (b) alternatively, cause such property to be sold or otherwise disposed of as MAC may elect, and AIRLINE hereby constitutes MAC its agent for the purpose of such removal and sale, and authorizes MAC in its sole discretion to determine the method of disposition. AIRLINE shall be responsible for any and all reasonable costs incurred by MAC in the removal of AIRLINE’s property from the Premises and the disposition

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V. Rent, Fees, and Charges

4.

thereof and for restoration of the Premises to substantially the same condition as existed prior to such removal, reasonable wear and tear and damage by casualty excepted. MAC shall pay over to AIRLINE any amount received from disposition of AIRLINE’s property in excess of the cost of removal, disposition, and restoration. Notwithstanding the foregoing, for any of AIRLINE’S aircraft, aircraft engines, and aircraft parts not so removed from the Premises within the aforesaid ninety (90) day period, MAC shall thereafter have the right, by giving AIRLINE prior written notice thereof, to cause such property to be removed and stored at AIRLINE’S cost and expense but MAC may not sell or take ownership of such property.

5.

MAC reserves the right to make a reasonable rental charge covering the period following termination of the Agreement to the date of removal of AIRLINE’s property or until MAC gives AIRLINE notice of taking title thereto, or removal thereof, as set out above, provided that no charge shall be made for the first thirty (30) days following termination of the Agreement.

L.	TELECOMMUNICATIONS ROOMS AND FIBER/CABLING

MAC may provide AIRLINE access to MAC telecommunication rooms, fiber-optic cable and associated infrastructure, depending on availability, pursuant to a separate license agreement. To the extent AIRLINE uses MAC telecommunication rooms, fiber-optic cable and associated infrastructure, AIRLINE agrees to do so according to the terms and conditions set forth in a MAC provided license agreement that is reasonably acceptable to AIRLINE, which shall be executed by MAC and AIRLINE. To the extent AIRLINE installs fiber/cabling within the Airport, AIRLINE agrees to follow MAC’s Design and Construction Standards for such installation.

M.	MONTH TO MONTH PREMISES

AIRLINE and MAC agree that the month-to-month premises shown on Exhibit T attached hereto are leased to AIRLINE on a month-to-month term; and that all of the terms and conditions of this Agreement, other than Article II, shall apply to such month-to-month premises.

V.	RENTS, FEES, AND CHARGES

A.	GENERAL

For use of the Premises, facilities, rights, licenses, services and privileges granted hereunder, AIRLINE agrees to pay MAC during the Term of this Agreement the rents, fees and charges as hereinafter described. Other than landing fees and the charges specified under Section V.B.8.a through h., all rents, fees and charges under Articles V and VI of this Agreement shall apply only to AIRLINE’s use of Terminal 1. AIRLINE’s use of Terminal 2 shall be governed by Ordinance 115, as the same has been or may be amended, or any other applicable ordinance.

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V. Rent, Fees, and Charges

B.	RENTS, FEES, AND CHARGES

1.	Landing Fees

AIRLINE shall pay to MAC monthly landing fees to be determined by multiplying the number of 1,000-pound units of AIRLINE’s Total Landed Weight during the month by the then-current landing fee rate. The landing fee rate shall be calculated according to procedures set forth in Article VI.

2.	Common Use Space Charges.

AIRLINE shall pay for its use of the Common Use Space, calculated according to procedures set forth in Article VI.

3.	Terminal Apron Fees

AIRLINE shall pay to MAC monthly Terminal Apron fees to be determined by multiplying the number of lineal feet of Terminal Apron Preferential Use Space that is leased to AIRLINE (excluding Concourses A and B) during the month by the then-current Terminal Apron rate. AIRLINE shall pay to MAC monthly Terminal Apron fees associated with the Terminal Apron Preferential Use Space that is leased to AIRLINE for Concourses A and B to be determined by multiplying the number of lineal feet at the rate of fifty percent (50%) of the lineal feet associated with the Terminal Apron of Concourses A and B during the month by the then-current Terminal Apron rate. The Terminal Apron rate shall be calculated according to the procedures set forth in Article VI hereof.

4.	Terminal 1 Building Rents and Surcharge

AIRLINE shall pay to MAC monthly Terminal 1 rentals and the Terminal 1 Repair and Replacement Surcharge for its Exclusive Use Space (janitored and unjanitored), Preferential Use Space and Joint Use Space in Terminal 1. The Terminal 1 rental rates shall be calculated according to the procedures set forth in Article VI.

Terminal 1 rentals and Terminal 1 Repair and Replacement Surcharge for Joint Use Space (except the IAF) shall be prorated among Signatory Airlines using the Joint Use Formula.

Terminal 1 rentals for Preferential Use Space and Exclusive Use Space shall be determined by multiplying the square feet of the applicable space times the then current Terminal 1 rental rate according to the procedures set forth in Article VI.

The Terminal 1 Repair and Replacement Surcharge for Preferential Use Space and Exclusive Use Space shall be shall be determined by multiplying the applicable square feet of the space times the then current Terminal 1 Repair and Replacement Surcharge rate.

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V. Rent, Fees, and Charges

5.	Carrousel and Conveyor Charges

AIRLINE shall pay to MAC monthly carrousel and conveyor charges based upon Operation and Maintenance Expenses and Debt Service. The carrousel and conveyor charges shall be calculated according to the procedures set forth in Article VI and shall be prorated among Signatory Airlines using the Joint Use Formula, provided however, that as long as DELTA operates and maintains the Inbound BHS and Outbound BHS, such costs incurred by DELTA will be charged to AIRLINE as specified in Sections VIII.C and VIII.D.

6.	IAF Gate Fees

If AIRLINE does not lease the applicable IAF gate as Preferential Use Space, AIRLINE shall pay to MAC monthly IAF gate fees determined by multiplying the number of arrivals at the IAF by AIRLINE’s propeller aircraft, narrow-body jet aircraft, and wide-body jet aircraft by $400, $800, and $1,200, respectively. MAC may reasonably increase these rates at any time with 60 days’ advance written notice to AIRLINE.

7.	IAF Use Fees

AIRLINE shall pay to MAC monthly IAF use fees determined by multiplying the number of AIRLINE’s international passengers arriving at the IAF during the month by the IAF use fee rate. The IAF use fee rate shall be calculated according to procedures set forth in Article VI.

8.	Other Fees and Charges

AIRLINE shall pay to MAC reasonable fees for the various other services provided by MAC to AIRLINE. These services include, but may not be limited to, the following:

a.	Use of Terminal 2 and the Terminal 2 ramp at rates established from time to time by MAC.

b.	Use of valet parking for AIRLINE’s employees at rates set forth in MAC Policies.

c.	Use of designated employee parking facilities by AIRLINE’s employees at rates established from time to time by MAC.

d.	Non-routine Terminal Apron cleaning and other special services requested by AIRLINE at rates that reflect the costs incurred by MAC.

e.	Security and personnel identification badges for AIRLINE’s personnel at rates established from time to time by MAC.

f.	Charges for the cost of separately metered water and sewer and other such utilities not otherwise included in the calculation of rents, fees, and charges.

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V. Rent, Fees, and Charges

g.	Other charges as described in Section VI.M.

h.	Other charges as described in SectionVI.K.

C.	MONTHLY ACTIVITY REPORT

1.	Contents and Due Date

Without any demand therefor AIRLINE shall furnish MAC on or before the 10th day of each and every month, the IAF reports and an accurate written report of AIRLINE’s operations during the preceding month, setting forth all data necessary to calculate the AIRLINE’s fees and charges due under this Agreement. Said report shall be in a format prescribed by MAC and shall include the following: (a) AIRLINE’s actual aircraft revenue flight arrivals at the Airport by type of aircraft, Maximum Certificated Gross Landing Weight of each type of aircraft, and Total Landed Weight; (b) the total number of Enplaned Passengers, Deplaned Passengers, and Non-Revenue Passengers and Through Passengers of AIRLINE at the Airport, breaking Enplaned Passengers into originating and connecting passengers; (c) the amount of domestic and international cargo, mail, and express packages (in pounds) enplaned and deplaned by AIRLINE at the Airport; (d) the total number of scheduled and nonscheduled aircraft operations at the Airport; and (e) a summary reflecting all of AIRLINE’s actual flight activity by aircraft type for gates, and the IAF. MAC may require AIRLINE to submit such reports through a portal or other database prescribed by MAC.

AIRLINE shall also provide to MAC a separate report for each Affiliated Airline. AIRLINE shall provide to MAC additional reports MAC may reasonably request.

2.	Failure to Report

If AIRLINE fails to furnish MAC with the monthly activity report by the due date, AIRLINE’s landing fees, IAF gate fees, and IAF use fees, as provided for hereinafter, shall be determined by assuming that AIRLINE’s activity factor, as appropriate for each fee, for such month was one hundred percent (100 percent) of its activity factor, as appropriate for each fee, during the most recent month for which such data are available for AIRLINE. Any necessary adjustment in such fees shall be calculated after an accurate report is delivered to MAC by AIRLINE for the month in question. Resulting surpluses or deficits shall be applied as credits or charges to the appropriate invoices in the next succeeding month.

3.	Inspection and Maintenance of Records

AIRLINE shall maintain records, accounts, books and data with respect to its operations at the Airport sufficient to permit MAC to calculate and verify the rents, fees and charges due under this Agreement, which shall cover a period of not less than three (3) years beyond the end of AIRLINE’s fiscal year in which such record was created. Such records shall be subject to inspection and audit by MAC at all reasonable times.

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V. Rent, Fees, and Charges

D.	SECURITY DEPOSITS

1.

Unless AIRLINE has provided regularly scheduled passenger, all cargo or combination flights to and from the Airport for the twelve (12) months immediately prior to AIRLINE’s execution of this Agreement (or immediately prior to the assignment of this Agreement to AIRLINE) without an act or omission having occurred that would have been an event of default under Article XIV of this Agreement if this Agreement had been in effect during this period, AIRLINE shall provide MAC upon the execution of this Agreement (or upon the assignment of this Agreement to AIRLINE) with a contract bond, irrevocable letter of credit or other security acceptable to MAC (“Contract Security”) in an amount equal to the total of three (3) months’ estimated rents, fees and charges payable by AIRLINE under Article V of this Agreement plus three (3) months’ estimated PFC collections under this Article V, to guarantee the faithful performance by AIRLINE of all of its obligations under this Agreement and the payment of all rents, fees, and charges due hereunder and of all PFCs due to MAC. Such Contract Security shall be in such form and with such company licensed to do business in the State of Minnesota as shall be acceptable to MAC within its reasonable discretion.

2.

AIRLINE shall be obligated to maintain Contract Security in an amount equal to MAC’s estimate of three months’ rents, fees, and charges plus three (3) months’ estimated PFC collections payable hereunder and to maintain this Contract Security in effect until the expiration of twelve (12) consecutive months (including any period prior to AIRLINE’s execution of this Agreement during which AIRLINE provided regularly scheduled flights to and from the Airport) during which no event of default under Article XIV of this Agreement (and for any such prior period, no act or omission that would have been such an event of default hereunder) has occurred. If such Contract Security should be canceled, AIRLINE shall provide a renewal or replacement Contract Security for the period required pursuant to this Section. AIRLINE shall provide at least sixty (60) days prior written notice of the date on which any Contract Security expires or is subject to cancellation.

3.

If an event of default, beyond any applicable notice and cure period, under Section XIV. A. 1, 2, or 5 of this Agreement shall occur, MAC shall have the right, by written notice to AIRLINE given at any time within ninety (90) days of such event of default, to impose or reimpose the requirements of this Section on AIRLINE. In such event, AIRLINE shall within ten (10) days from its receipt of such written notice provide MAC with the required Contract Security and shall thereafter maintain such Contract Security in effect until the expiration of the required period during which no event of default under Article XIV of this Agreement occurs. MAC shall have the right to reimpose the requirements of this Section on AIRLINE each time an event of default occurs during the Term of this Agreement. MAC’s rights under this Section shall be in addition to all other rights and remedies provided it under this Agreement.

4.

To the extent that AIRLINE holds any property interest in PFC funds collected for the benefit of MAC, AIRLINE hereby pledges to MAC and grants MAC a first priority security interest in such funds, and in any and all accounts into which such funds are deposited.

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V. Rent, Fees, and Charges

5.	Affiliated Airlines are excluded from the Contract Security requirement in this Section V.D.

E.	PAYMENT PROVISIONS

1.

Terminal rentals for Exclusive Use Space and Preferential Use Space, fees per the Joint Use Formula, and Terminal Apron Fees shall be due and payable the first day of each month in advance without invoice from MAC.

2.

Within ten (10) days following the last day of each month, AIRLINE shall transmit to MAC payment for the amount of landing fees, IAF gate fees, and IAF use fees incurred by AIRLINE during said month, as computed by AIRLINE without invoice from MAC.

3.	For Common Use Space charges, AIRLINE shall transmit to MAC payment within ten (10) days following receipt of an invoice from MAC, for the charges incurred by AIRLINE during the previous month.

4.	All other rents, fees, or charges set forth herein, including supplemental billings for year-end adjustments, if any, shall be due within thirty (30) days of the date of the invoice therefor.

5.

The acceptance by MAC of any payment made by AIRLINE shall not preclude MAC from verifying the accuracy of AIRLINE’s report and computations or from recovering any additional payment actually due from AIRLINE.

6.	Any payment not received within thirty (30) days of the due date shall accrue interest at the rate of 1.5 percent per month measured from the due date until paid in full.

7.	Payments shall be made to the order of the “Metropolitan Airports Commission.” AIRLINE agrees to use electronic transfer of funds as the method of payment.

8.	Any non-electronic payments shall be sent to the following address or such other place as may be designated by MAC from time to time:

Metropolitan Airports Commission

NW-9227 PO Box 1450

Minneapolis, MN 55485

F.	NET AGREEMENT

This is a net agreement with reference to rents, fees, and charges paid to MAC. AIRLINE shall pay all taxes, fees, or assessments of whatever character that may be lawfully levied, assessed, or charged by any governmental entity upon the property, real and personal, occupied, used, or owned by AIRLINE, or upon the rights of AIRLINE to

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V. Rent, Fees, and Charges

occupy and use the Premises, or upon AIRLINE’s improvements, fixtures, equipment, or other property thereon, or upon AIRLINE’s rights or operations hereunder. AIRLINE shall have the right at its sole cost and expense to contest the amount or validity of any tax or license as may have been or may be levied, assessed, or charged.

G.	NO OTHER FEES AND CHARGES

Except as expressly provided for this Agreement, no further rents, fees, or similar charges shall be charged against or collected from AIRLINE by MAC for the Premises, facilities, rights and licenses expressly granted to AIRLINE in this Agreement. Further, except as expressly provided for in this Agreement, including but not limited to Section III.B.3., or MAC Rules and Regulations and Ordinances, no further rents, fees, or similar charges shall be charged against or collected from AIRLINE’s shippers, and receivers of freight and express packages and its suppliers of goods and services, by MAC for the Premises, facilities, rights and licenses granted to AIRLINE in this Agreement.

H.	PASSENGER FACILITY CHARGES

MAC expressly reserves the right to assess and collect PFCs in accordance with the PFC Regulations. The following shall apply to the collection of PFCs:

1.

AIRLINE shall hold the net principal amount of all PFCs that are collected by AIRLINE or its agents on behalf of MAC in trust for MAC as and to the extent required by the PFC Regulations. For purposes of this Section, net principal amount shall mean the total principal amount of all PFCs that are collected by AIRLINE or its agents on behalf of MAC, reduced by all amounts that AIRLINE is permitted to retain pursuant to the PFC Regulations.

2.

In the absence of additional regulations governing the treatment of refunds, any refunds of PFCs due to passengers as a result of changes of itinerary shall be paid proportionately out of the net principal amount attributable to such PFCs and the amount that AIRLINE was permitted to retain under the PFC Regulations attributable to such PFCs. AIRLINE hereby acknowledges that the net principal amount of all PFCs collected on behalf of MAC shall remain at all times the property of MAC, except to the extent of amounts refunded to passengers pursuant to the preceding sentence (which shall remain the property of MAC until refunded and become the property of the passenger upon and after refund) or are otherwise not considered property of the airport operator under the PFC Regulations. Other than the amounts that AIRLINE is entitled to retain pursuant to the PFC Regulations, AIRLINE shall be entitled to no compensation.

3.	In the event AIRLINE fails to remit PFC revenues to MAC within the time limits required by the PFC Regulations, such event shall be an event of default subject to Article XIV of this Agreement.

I.	NON-WAIVER

The acceptance of fees by MAC for any period or periods after a default of any of the terms, covenants and conditions herein contained to be performed, kept and observed by AIRLINE, shall not be deemed a waiver of any right on the part of MAC to terminate this MSP Airline Agreement 1-1-19 VI. Calculations of Rents, Fees, and Charges Agreement for failure by AIRLINE to perform, keep or observe any of the terms, covenants or conditions of this Agreement.

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J.	NON-SIGNATORY LANDING FEES

The landing fee rate charged to any Airline that is not a Signatory Airline shall be in accordance with the rates established by ordinance from time to time by MAC.

K.	AFFILIATED AIRLINES

Affiliated Airlines (including AIRLINE if it is an Affiliated Airline) shall not count for the purpose of apportioning the fixed (i.e. 20%) portion of the Joint Use Formula, but their Enplaned Passengers shall be included in assessing and apportioning the variable (i.e. 80%) portion of the Joint Use Formula to the Airline for which they are an Affiliate while flying as an Affiliate of such Airline at the Airport. If AIRLINE has designated an Airline as an Affiliated Airline, AIRLINE hereby unconditionally guarantees all rents, fees and charges including passenger facility charges of any Affiliated Airline so designated by AIRLINE while it is flying on behalf of AIRLINE at the Airport, and upon receipt of notice of payment default by such Affiliated Airline (with a copy to AIRLINE), AIRLINE will pay such amounts to MAC on demand pursuant to the payment provisions of this Agreement. AIRLINE must give MAC thirty (30) days advance written notice in order to designate an Airline as an Affiliated Airline or to revoke such status.

L.	ALLIANCE PARTNERS

Alliance Partners shall not count for the purpose of apportioning the fixed (i.e. 20%) portion of the Joint Use Formula, but their Enplaned Passengers shall be included in assessing and apportioning their share of the variable (i.e. 80%) portion.

VI.	CALCULATION OF RENTS, FEES, AND CHARGES

A.	GENERAL

Each Fiscal Year, rents, fees, and charges will be reviewed and recalculated based on the principles and procedures set forth in this Article VI. The annual costs associated with each of the indirect cost centers shall be allocated to each of the applicable Airport Cost Centers based on the allocations as set forth in Exhibit M, Indirect Cost Center Allocation, which allocations may be reasonably adjusted from time to time by MAC and approved by a Majority-In-Interest of Signatory Airlines. Such approval may not be unreasonably withheld. Such allocation adjustment shall be deemed approved by a Majority-In-Interest of Signatory Airlines unless MAC receives, within forty-five (45) days after emailing or mailing such allocation adjustment: (a) written responses from a Majority-In-Interest of Signatory Airlines and such responses signify that a Majority-In-Interest of Signatory Airlines disapprove of such allocation adjustment or (b) a certificate from the chair of the MSP Airport Affairs Committee stating such disapproval, with supporting documentation establishing that a Majority-In-Interest of Signatory Airlines disapprove of such allocation adjustment.

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VI. Calculations of Rents, Fees, and Charges

B.	CALCULATION/COORDINATION PROCEDURES

1.

AIRLINE shall provide to MAC: (a) on or before August 1 of each year a preliminary estimate of Total Landed Weight and Enplaned Passengers for the succeeding calendar year of AIRLINE and each Affiliated Airline, unless separately reported to MAC by such Affiliated Airline; and (b) on or before October 1 of each year a final estimate of such weight. If the final estimate is not so received, MAC may continue to rely on the preliminary estimate for the MAC budgeting process. MAC will utilize the forecast in developing its preliminary calculation of Total Landed Weight and Enplaned Passengers for use in the calculation of rents, fees, and charges for the ensuing Fiscal Year.

2.

On or before October 15 of each Fiscal Year, MAC shall submit to AIRLINE a preliminary calculation of rents, fees, and charges for the ensuing Fiscal Year. The preliminary calculation of rents, fees, and charges will include, among others, MAC’s estimate of all revenue items, Operation and Maintenance Expenses, Debt Service, Capital Outlays, required deposits, including amounts necessary to be deposited in the Coverage Account in order to meet MAC’s rate covenant under the Trust Indenture, and Rentable Space.

3.

Within fifteen (15) days after receipt of the preliminary calculation of rents, fees, and charges, if requested by the Signatory Airlines, MAC shall schedule a meeting between MAC and the Signatory Airlines to review and discuss the proposed rents, fees, and charges.

4.

MAC shall then complete a calculation of rents, fees, and charges at such time as the budget is approved, taking into consideration the comments or suggestions of AIRLINE and the other Signatory Airlines.

5.

If, for any reason, MAC’s annual budget has not been adopted by the first day of any Fiscal Year, the rents, fees, and charges for the Fiscal Year will initially be established based on the preliminary calculation of rents, fees, and charges until such time as the annual budget has been adopted by MAC. At such time as the annual budget has been adopted by MAC, the rents, fees, and charges will be recalculated, if necessary, to reflect the adopted annual budget and made retroactive to the first day of the Fiscal Year and any difference shall be charged, credited, or refunded to AIRLINE and paid or credited by AIRLINE or MAC, as applicable, within thirty (30) days thereafter.

6.

If, during the course of the year, MAC believes significant variances exist in budgeted or estimated amounts that were used to calculate rents, fees, and charges for the then current Fiscal Year, MAC may after notice to Airlines adjust the rents, fees, and charges to reflect current estimated amounts.

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C.	LANDING FEES

MAC shall calculate the landing fee rate in the following manner and as illustrated in Exhibit N.

1.	The total estimated “Airfield Cost” shall be calculated by totaling the following annual amounts:

a.	The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Airfield cost center.

b.	The estimated direct and allocated indirect Debt Service net of amounts paid from PFCs or grants allocable to the Airfield cost center.

c.	The cost of Runway 17/35 deferred and not yet charged will be charged through December 31, 2035 at $79,535.16 annually.

d.	The Landing Fee Repair and Replacement Amount.

e.

The amount of any fine, assessment, judgment, settlement, or extraordinary charge (net of insurance proceeds) paid by MAC in connection with the operations on the Airfield, to the extent not otherwise covered by Article X hereof.

f.

The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indentures, including, but not limited to, its Debt Service reserve funds directly or indirectly allocable to the Airfield cost center. MAC agrees to exclude from the calculation of landing fees the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Senior Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenants under the Trust Indentures.

2.	The total estimated Airfield Cost shall be adjusted by the total estimated annual amounts of the following items to determine the “Net Airfield Cost”:

a.	Service fees received from the military, to the extent such fees relate to the use of the Airfield;

b.	General aviation and non-signatory landing fees;

c.	Debt Service on the Capital Cost, if any, disapproved by a Majority-In-Interest of Signatory Airlines.

3.

The Net Airfield Cost shall then be divided by the estimated Total Landed Weight (expressed in thousands of pounds) of the Signatory Airlines operating at the Airport to determine the landing fee rate per 1,000 pounds of aircraft weight for a given Fiscal Year.

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D.	TERMINAL APRON FEES

MAC shall calculate the Terminal Apron rate in the following manner and as illustrated in Exhibit N.

1.	The total estimated “Terminal Apron Cost” shall be calculated by totaling the following annual amounts:

a.	The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Terminal Apron cost center.

b.	The estimated direct and allocated indirect Debt Service net of amounts paid from PFCs or grants allocable to the Terminal Apron cost center (excluding hydrant fueling repairs and modifications).

c.	The cost of Concourse A and B Apron Area deferred and not yet charged will be charged through December 31, 2035 at $159,950.19 annually.

d.

The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indentures, including, but not limited to, its Debt Service reserve funds directly or indirectly allocable to the Terminal Apron cost center. MAC agrees to exclude from the calculation of Terminal Apron fees the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Senior Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenants under the Trust Indentures.

e.	The Terminal Apron Repair and Replacement Amount.

2.

The Terminal Apron Cost shall then be divided by the total estimated lineal feet of Terminal Apron, to determine the Terminal Apron rate per lineal foot for a given Fiscal Year. For the purposes of this calculation, lineal feet of Terminal Apron shall be computed as the sum of the following:

a.	Lineal feet of the Terminal Apron (excluding the Terminal Apron associated with Concourses A & B); and

b.	Fifty percent (50%) of lineal feet of the Terminal Apron associated with Concourse A & B.

E.	TERMINAL 1 BUILDING RENTS

MAC shall calculate the Terminal 1 building rental rate for unjanitored and janitored space in the Terminal 1 building as set forth in subsections 1 and 2 of this Section VI.E.

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1.	MAC shall calculate the Terminal 1 building rental rate for unjanitored space in the Terminal 1 building in the following manner and as illustrated in Exhibit N.

a.	The total estimated Terminal Building Cost shall be calculated by totaling the following annual amounts:

1)	The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Terminal Building cost center.

2)	The estimated direct and allocated indirect Debt Service net of amounts paid from PFCs or grants allocable to the Terminal Building cost center.

3)	The cost of Concourse A, B, C and D deferred and not yet charged will be charged through December 31, 2035 at $2,910,547.40 annually.

4)

The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indentures, including, but not limited to, its Debt Service reserve funds directly or indirectly allocable to the Terminal 1 cost center. MAC agrees to exclude from the calculation of Terminal Rents the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Senior Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenants under the Trust Indentures.

b.	The total estimated Terminal Building Cost shall be reduced by the total estimated annual amounts of the following items to determine the “Net Terminal Building Cost”:

1)	Reimbursed expense:

a)	IAF Operation and Maintenance Expenses;

b)	Carrousel and conveyor Debt Service and Operation and Maintenance Expense;

c)	Ground power;

d)	Loading dock;

e)	Concession utilities, and

f)	Items described in Section VI.K. and VI.M. to the extent directly reimbursed.

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2)	Janitorial Operation and Maintenance Expenses incurred by MAC.

c.

The Net Terminal Building Cost shall then be divided by the total estimated Rentable Space in the Terminal 1 building to determine the Terminal 1 building rental rate per square foot for unjanitored space for a given Fiscal Year. (See Initial Rentable Square Footage, Exhibit O).

2.	MAC shall calculate the Terminal 1 building rental rate for janitored space by totaling the following rates and as illustrated in Exhibit N:

a.	The Terminal 1 building rental rate per square foot for unjanitored space for a given Fiscal Year, as calculated in this Section; and

b.

An additional rate per square foot, the janitored rate, calculated by dividing the total estimated direct Janitorial Operation and Maintenance Expenses, as determined by MAC, by the total janitored space in the Terminal 1 building (excluding MAC and mechanical space).

F.	CARROUSEL AND CONVEYOR CHARGE

1.

MAC shall calculate the carrousel and conveyor charge by totaling the following annual amounts: equipment charges associated with the carrousel and conveyor (if any), including annual Debt Service; Operation and Maintenance Expense; and service charge (if any).

2.	MAC shall prorate the carrousel and conveyor charge among the Signatory Airlines using the Joint Use Formula.

3.

Notwithstanding anything herein to the contrary, so long as DELTA operates and maintains the Inbound BHS and Outbound BHS, such costs incurred by DELTA will be charged to AIRLINE as specified in Sections VIII.C and VIII.D.

G.	IAF USE FEES

The	IAF use fee for use of the IAF shall be based upon:

1.	The cost of the maintenance and operation of the International Arrivals Facility which may include, but is not limited to:

a.	utilities;

b.	cleaning:

c.	maintenance (including the costs of maintaining the security equipment that existed as of April 1998);

d.	police, fire, and administrative cost allocation;

e.	costs of providing passenger baggage carts, if any;

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f.	costs of providing staff parking for federal inspections agency staff; and

g.	$35,064 per month for recoupment for lost rental area in the G Concourse.

2.

Costs associated with the operation of dual international arrivals facility locations at the Airport, based on the appropriate allocation of costs between the two facilities, not otherwise funded by the federal inspections agencies including, but not limited to additional personnel and equipment used by those agencies; and

3.	Estimated direct and allocated indirect Debt Service, if any.

Each Fiscal Year, the IAF use fee shall be calculated by first summing the budgeted costs for items (1) through (3) above and then dividing by total estimated passengers arriving at the IAF. AIRLINE shall be billed for IAF use fees monthly, and such use fees shall be set annually at an estimated charge through MAC’s budget process and then adjusted at year end for actual costs and actual passengers arriving at the IAF pursuant to certified audit by MAC’s external auditors and such difference shall be charged, refunded, or credited to AIRLINE and paid or credited by AIRLINE or MAC within thirty (30) days thereafter.

On a monthly basis for compensation for use of gates G1-G10 for scheduled international aircraft arrivals, so long as the applicable gates are leased by DELTA, MAC shall pay DELTA, $400, $800 and $1,200, for each arrival by, respectively, propeller aircraft, narrow-body jet aircraft or wide-body aircraft at the IAF. MAC may reasonably increase these rates at any time with 60 day advance written notice to DELTA.

H.	YEAR-END ADJUSTMENTS OF RENTS, FEES, AND CHARGES

1.

As soon as practical following the close of each Fiscal Year, but in no event later than July 1, MAC shall furnish AIRLINE with an accounting of the costs actually incurred and revenues and credits actually realized during such Fiscal Year with respect to each of the components of the calculation of the rents, fees, and charges calculated pursuant to this Article broken down by rate making Airport Cost Center.

2.

In the event AIRLINE’s rents, fees, and charges billed during the Fiscal Year exceed the amount of AIRLINE’s rents, fees, and charges required (as recalculated based on actual costs and revenues), such excess shall be refunded or credited to AIRLINE.

3.

In the event AIRLINE’s rents, fees, and charges billed during the Fiscal Year are less than the amount of AIRLINE’s rents, fees, and charges required (as recalculated based on actual costs and revenues), such deficiency shall be charged to AIRLINE in a supplemental billing.

4.	This section does not apply to Common Use Space charges. This provision shall survive an expiration or termination of this Agreement.

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VI. Calculations of Rents, Fees, and Charges

I.	REVENUE SHARING

1.

Subject to Section VI.J, in conjunction with its year-end adjustments of rents, fees and charges, MAC will rebate to AIRLINE a percentage of the Annual Gross Revenues for Selected Concessions for the most recent Fiscal Year under the following schedule (“Revenue Sharing”).

a.

For Fiscal Years 2019 and 2020, if the Enplaned Passenger Growth Percentage for the most recent Fiscal Year is one percent or less, the Revenue Sharing percentage for that Fiscal Year shall be 31.00%. For Fiscal Years after 2020, if the Enplaned Passenger Growth Percentage for the most recent Fiscal Year is one percent or less, the Revenue Sharing percentage for that Fiscal Year shall be 33.00%.

b.

For Fiscal Years 2019 and 2020, if the Enplaned Passenger Growth Percentage for the most recent Fiscal Year is more than one percent, the Revenue Sharing percentage for that Fiscal Year shall be the sum of (i) 31.00% and (ii) one-half of the Enplaned Passenger Growth Percentage. For Fiscal Years after 2020, if the Enplaned Passenger Growth Percentage for the most recent Fiscal Year is more than one percent, the Revenue Sharing percentage for that Fiscal Year shall be the sum of (i) 33.00% and (ii) one-half of the Enplaned Passenger Growth Percentage.

2.

The total Revenue Sharing rebate shall be allocated among the Signatory Airlines according to their pro rata share of Enplaned Passengers for the most recent Fiscal Year and shall be structured as a post-year-end rebate to AIRLINE issued by MAC no later than 240 days following each Fiscal Year, subject to correction following any applicable audit. If AIRLINE is in default, as specified in Section XIV.A., beyond any applicable notice and cure period, MAC shall have the right, (a) for monetary defaults, to set off against any Revenue Sharing rebate otherwise due AIRLINE under this Section the amounts, if any, then due and owing by AIRLINE to MAC under this Agreement, and (b) for non-monetary defaults for which damages can be reasonably estimated in MAC’s reasonable discretion, to withhold from the Revenue Sharing otherwise due AIRLINE under this Section such amount that is reasonably necessary to cure the default and/or remedy the damage to MAC plus an additional 25 percent (25%) so long as such default remains uncured. Any amounts withheld may be withheld by MAC until the applicable default is cured; at which such time MAC shall rebate any amount withheld to AIRLINE, less any amounts actually incurred by MAC to cure such default and any amounts necessary to remedy financially calculable harm to MAC that actually occurred due to such default. Any offset or reduction in the total rebate payable to any Airline made pursuant to (a) above shall be retained by MAC. Any offset or reduction in the total rebate payable to any Airline made pursuant to (b) above (but not amounts merely withheld) shall be retained by MAC, less any amount rebated to AIRLINE. An Affiliated Airline of AIRLINE shall not be entitled to Revenue Sharing, however its Enplaned Passengers shall be included in the calculation of AIRLINE’s share of Revenue Sharing. An EAS Airline shall not be entitled to Revenue Sharing.

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3.

Notwithstanding the foregoing, MAC shall have the right to reduce the amount of Revenue Sharing with respect to any Fiscal Year to the extent necessary so that the Net Revenues of the MAC taking into account the Revenue Sharing for such Fiscal Year will not be less than 1.25x of the total Debt Service of MAC for such Fiscal Year. In the event that the Revenue Sharing is reduced in any Fiscal Year by any amount (the “Deferred Revenue Sharing Amount”) as a result of the operation of this Article VI, MAC will accrue the Deferred Revenue Sharing Amount and credit such amount to the Signatory Airlines in the subsequent Fiscal Year (or, if such amount may not be credited in accordance with this Article VI in such subsequent Fiscal Year, then such amount will be credited in the next succeeding Fiscal Year in which such credit may be issued in accordance with this Article VI).

J.	REVERSION TO ALTERNATE RATE STRUCTURE

1.

Notwithstanding anything in the Lease or any other agreement between MAC and AIRLINE, in the event AIRLINE is not in compliance with any payment obligation under any agreement with the MAC during the period following any applicable notice and cure period herein or therein and continuing until payment of any such amounts (the “Payment Default Period”), MAC will have the right, upon written notice to AIRLINE (provided that, if AIRLINE is in bankruptcy, no notice shall be required for the effectiveness of MAC’s exercise of such right, in each case so long as AIRLINE is invoiced by MAC for the amounts payable pursuant to the Alternate Rate Structure instead of Section V.B and Article VI and all such invoices reference the additional amounts due as a result of such payment default and set forth the applicable rates that are then in effect as a result of such payment default), to: (i) have AIRLINE’s payment obligations under the Lease during the Payment Default Period be governed by the Alternate Rate Structure instead of the rate structure set forth in Section V.B and Article VI, and (ii) apply the amount of any Rate Differential for AIRLINE during such period and the amount of any accrued and unpaid Revenue Sharing credits (if any) otherwise due to AIRLINE pursuant to Article VI for the Payment Default Period against any amounts owed by AIRLINE to MAC to the extent necessary to cure such payment defaults.

K.	AIRLINE SERVICES PROVIDED BY MAC IN TERMINAL 1

1.	Scope and Costs

In accordance with the terms of this Section VI.K, AIRLINE agrees to reimburse MAC for providing the services described in this Section that generally benefit the Signatory Airlines using Terminal 1 or that primarily benefit AIRLINE. Except as and to the extent set forth in Section VI.K.4. below, MAC is under no obligation to provide any of these airline services. However, if MAC agrees to provide the services it shall charge AIRLINE as specified in this Section VI.K.

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2.	Existing Services

For existing services historically provided by Airlines, the costs of providing such services will be recovered by MAC as follows: (a) if the services generally benefit the Airlines utilizing Terminal 1, the costs will be assessed using the Joint Use Formula; or (b) if the services primarily benefit a limited number of Airlines utilizing Terminal 1, MAC will directly bill those Airlines benefiting from the services their pro rata share based on Enplaned Passengers.

These airline services include but are not limited to porter services, security line management services, and technology related services such as flight information displays, ticket counter back wall monitors, and content management systems (but exclude future services, Employee Screening services, and services addressed elsewhere in this Agreement), the costs of which are not otherwise included in and recovered through the other rents, fees and charges assessed under this Article VI. Additionally, these airline services shall also include security costs for law enforcement officers within the ticketing or baggage claim or concourse areas of Terminal 1 to the extent these law enforcement officers are specifically requested by one or more Signatory Airlines and are in addition to the law enforcement officers MAC typically provides.

3.	Future Services

For future related airline services provided by MAC, AIRLINE shall reimburse MAC for the costs of such services in the manner described in Section VI.K.2, unless such costs are disapproved by a Majority-In-Interest of the Terminal 1 Signatory Airlines in accordance with the procedures in Section VII.B.1. Majority-In-Interest review shall not be required any services that primarily benefit a limited number of Airlines if those Airlines agree to pay for and be directly billed for those services.

4.	Terminal 1 Airline Employee Screening

Effective January 1, 2019, MAC shall begin performing (through a 3rd party contractor) the screening of AIRLINE’s and its contractors’ and subcontractors’ employees who enter secure areas from within Terminal 1 (“Employee Screening.”). This does not include AIRLINE employees entering secure, SIDA, or AOA areas from outside Terminal 1 such as the Airfield gates or other buildings at the Airport. The indemnification obligations of AIRLINE set forth in Section X.A. shall apply to this Section. MAC shall have sole and absolute discretion establishing Employee Screening locations and, subject to fulfilling its obligations in this Section, MAC makes no guarantee that existing AIRLINE or MAC screening locations will continue to be operated or available for screening functions; provided, however, that such locations shall be sufficient to perform the Employee Screening in a timely manner. Should MAC elect not to provide Employee Screening at an existing AIRLINE operated Employee Screening location, AIRLINE may continue to provide Employee Screening for its own

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employees and contractors at its own cost and expense at such location, provided that MAC may require such location to be closed at any time, in MAC’s sole discretion, and AIRLINE may elect to close such location at any time. Employee Screening will be performed at locations that screen employees of other tenants, contractors, and subcontractors at the Airport and/or MAC’s and its contractors’ and subcontractors’ employees. At any time, MAC may elect to transfer responsibility for Employee Screening to the Transportation Security Administration (or successor agency) if and to the extent the Transportation Security Administration (or successor agency) is willing to assume such responsibility, and AIRLINE shall reasonably cooperate with MAC to facilitate such move. Any expense MAC incurs for Employee Screening attributed to Signatory Airlines will be prorated among the Signatory Airlines using the Joint Use Formula and AIRLINE’s proportionate share shall be billed to AIRLINE directly. MAC may, upon 365 days’ advance notice to AIRLINE, stop performing Employee Screening.

L.	TERMINAL 1 COMMON USE SPACE CHARGES

Use of and charges for Common Use Space in Terminal 1 shall be governed under a Memorandum of Understanding between MAC and any Airline that desires to use such Common Use Space at Terminal 1. AIRLINE agrees that such Memorandum of Understanding will be superseded and no longer in effect if a MAC Ordinance and/or Rules or Regulations are adopted that governs use of and charges for Common Use Space at Terminal 1.

M.	MAC-OWNED SYSTEMS AND EQUIPMENT AND UTILITIES INSURANCE COSTS

MAC may seek to procure certain insurance policies, additional coverages and/or additional limits for the benefit of MAC and/or Airlines that insure against losses incurred by MAC and/or Airlines related to the failure or outage of MAC-Owned Systems and Equipment and/or the failure or outage of utilities or services described in Section VIII.A.4 (such as power, water, gas, fiber, HVAC, etc.). In connection with such procurement, upon AIRLINE’s timely request, AIRLINE shall have the opportunity to participate in the procurement and review of any such insurance policies (including the continuation of policies not yet in place as of the effective date of this Agreement if premiums will increase by more than 10%), and MAC shall consider, in good faith, AIRLINE’s comments, position, and concerns regarding such procurement. If any such policies are procured, AIRLINE shall reimburse MAC for premiums and other related costs of such insurance policies in the manner described below, unless such insurance policies are disapproved by a Majority-In-Interest of Signatory Airlines in accordance with the procedures in Section VII.B.1 and as modified below, in which case MAC may still elect to procure such insurance policies, but may not charge such insurance premium costs directly to Airlines, but such insurance premium costs will be reasonably allocated by MAC to all Airport Cost Centers that benefit from such insurance policies. Eighty percent (80%) of the premium costs for such insurance policies that are not disapproved by a Majority-In-Interest of Signatory Airlines (except that, for purposes of disapproval under this section, the MII rules will be altered by replacing references to a majority of all Signatory Airlines with reference to a majority of all Signatory Airlines responding to the notice) shall be allocated on a reasonable basis by MAC to Terminal 1 and Terminal

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2, and twenty percent (20%) of such premium costs shall be reasonably allocated to other Airport Cost Center(s) that benefit from such insurance policies. Such insurance premium costs allocated to Terminal 1 will be charged to Terminal 1 Signatory Airlines using the Joint Use Formula. Such allocated insurance premium costs allocated to Terminal 2 will be included in Terminal 2 rates and charges prescribed by MAC Ordinance. Notwithstanding anything herein to the contrary, any insurance policies procured under this Section VI.M. shall be primary with respect to any damages covered thereby and respond prior to any insurance AIRLINE is required to maintain hereunder, provided that where more than one party is at fault each party’s insurance shall be primary with respect to that party’s portion of the liability.

VII.	CAPITAL EXPENDITURES

A.	GENERAL

1.

Subject to the provisions of Sections B and D of this Article, MAC may incur costs to plan, design, and construct Capital Projects to preserve, protect, enhance, expand, or otherwise improve the Airport System, or parts thereof, at such time or times as it deems appropriate, and may recover through airline rents, fees, and charges the costs of such Capital Projects.

2.	MAC will use its best efforts to obtain and maximize federal and state grants, including MNDOT and AIP grants.

3.

Subject to the provisions of this Article, MAC may pay the Capital Cost associated with any Capital Project using funds lawfully available for such purposes as it deems appropriate, and may issue Airport Bonds and Other Forms of Indebtedness in amounts sufficient to finance any Capital Project.

4.

Nothing in this Agreement, including this Article VII, shall be interpreted: (a) to impair the authority of MAC to (i) impose a Passenger Facility Charge or (ii) use the Passenger Facility Charge revenue as required by the PFC legislation or PFC Regulations; (b) to restrict MAC from financing, developing or assigning new capacity at the Airport with Passenger Facility revenue if and to the extent such restriction would not violate the PFC legislation or PFC Regulations; (c) to preclude MAC from funding, developing, or assigning new capacity at the Airport with PFC revenue in any manner required by the PFC legislation or the PFC Regulations; or (d) to prevent MAC from exercising any other right it is required to retain by the PFC legislation or PFC Regulations if and to the extent it is so required to be retained by the PFC legislation or PFC Regulations.

5.

Annually MAC shall submit to each Signatory Airline a report on the Capital Projects that MAC plans to commence during a Fiscal Year. MAC may from time to time amend or supplement such report for the then-current Fiscal Year by providing supplementary notice to each Signatory Airline. The report (or supplemental report) shall contain the following information:

a.	A description of each Capital Project, together with a statement of the need for and benefits to be derived from each Capital Project.

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b.	A schedule of estimated project costs and proposed funding sources for each Capital Project.

c.	A notice requesting MII approval of the Capital Projects, if any, that are subject to MII review.

6.

If MAC determines that it is in the Airport’s interest to purchase improvements, equipment or to make other capital expenditures which are outside the scope of this Agreement but which may benefit an Airline, MAC may enter into a supplemental agreement with the affected Airline to provide for the payment of the costs of such purchase.

B.	CAPITAL PROJECTS SUBJECT TO MII REVIEW

MAC may not recover through airline rents, fees, or charges the Capital Costs, including the Off-Airport Aircraft Noise Costs, of any Capital Project in the Airfield Cost Center whose gross project costs exceed five million dollars ($5,000,000) without being approved by a Majority-in-Interest of Signatory Airlines.

1.

Each Capital Project, which is subject to this Section B, shall be deemed to be “Approved by a Majority-In-Interest of Signatory Airlines” unless MAC receives, within forty-five (45) days after emailing or mailing the report specified in Section A of this Article, either: (a) written responses from a Majority-In-Interest of Signatory Airlines and such responses signify that a Majority-In-Interest of Signatory Airlines disapprove such Capital Project or (b) a certificate from the chair of the MSP Airport Affairs Committee, with supporting documentation establishing that a Majority-In-Interest of Signatory Airlines disapprove such Capital Project.

2.

MAC may proceed with any Capital Project that was disapproved by a Majority-In-Interest of Signatory Airlines; provided, however, that MAC may not recover through airline rents, fees, or charges the Capital Costs, including the Off-Airport Aircraft Noise Costs, of any disapproved Capital Project.

C.	CAPITAL PROJECTS NOT SUBJECT TO MII REVIEW

Without the prior approval of a Majority-In-Interest of Signatory Airlines, MAC may incur costs to plan, design, and construct at such time or times as it deems appropriate, and may recover through airline rents, fees, and charges the costs of the following Capital Projects:

1.	Any Capital Project that is not in the Airfield Cost Center.

2.

Any Capital Project in the Airfield Cost Center that is necessary to comply with a rule, regulation, or order of any governmental agency, other than an ordinance of MAC, which has jurisdiction over the operation of the Airport.

3.	Any Capital Project in the Airfield Cost Center that is necessary to satisfy a final judgment against MAC rendered by a court of competent jurisdiction.

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4.

Any Capital Project in the Airfield Cost Center that is necessary to repair casualty damage, the cost of which exceeds the proceeds of applicable insurance; provided that the MAC may recover the Capital Cost of such repair only to the extent that the cost of reconstruction or replacement exceeds the insurance proceeds available for such purposes.

D.	MAJORITY-IN-INTEREST WAIVER

AIRLINE agrees that MAC may include in its capital improvement program up to $72 million per Fiscal Year (in 2018 dollars) for miscellaneous Capital Projects (“Contingency Projects”) as determined by MAC. Notwithstanding any other provision of this Agreement, these Contingency Projects may include at MAC’s discretion projects to be included in the Airfield Cost Center, and this Agreement shall be deemed to be AIRLINE’S approval (if required) of any such Capital Project without any requirement for Majority-In-Interest review.

E.	TERMINAL 1 OPERATIONAL IMPROVEMENTS PROGRAM

MAC is the in the process of planning and implementing the OI Program. The OI Program is a series of projects through 2023 to completely overhaul Terminal 1 arrivals and departures level, for the benefit of passengers and the entire Airport community. AIRLINE acknowledges that elements of the OI Program, including but not limited to the following, will materially impact and change AIRLINE’s operations both during and after the construction of the program:

1.	Remodeling and relocation of airline ticket offices and baggage service offices.

2.	Installation of ticket counter backwall monitors, which will be owned and maintained by MAC. Implementation of content management system to operate ticket counter backwall monitors.

3.	Installation of automated bag drop devices throughout the ticket lobby.

4.	Installation of new inbound baggage system.

AIRLINE agrees to cooperate with MAC in good faith to ensure the efficient and timely completion of the OI Program and acknowledges that such cooperation may require reasonable accommodation of other Airlines within AIRLINE’s Preferential Use Space and Exclusive Use Space in accordance with Section IV.E. The drawings and the estimated timelines associated with the various phases of each project associated with the OI Program are available to AIRLINE upon request of MAC. MAC shall cooperate with AIRLINE and the other Signatory Airlines and shall use commercially reasonable efforts to minimize, to the greatest extent possible, the adverse impact of the OI Program on AIRLINE’s operations.

F.	CONCOURSE G PROJECT

Subject to finalization of plans and financing therefor, MAC intends to improve the customer experience at Concourse G of Terminal 1 by expanding, modernizing, and reallocating square footage in Concourse G intended to improve circulation, holdroom, concession, and Airline Club space to support the current Flight activities and anticipated future Flight activities at Concourse G (collectively, the “Concourse G Project”), and

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AIRLINE acknowledges that MAC intends to undertake the Concourse G Project; provided, however, that AIRLINE’s acknowledgement shall in no way limit MAC’s rights or obligations under the MAC Board of Commissioners-adopted Capital Improvement Program (CIP); a copy of the most recent CIP is available on the MAC website.

VIII.	INSTALLATION, MAINTENANCE, AND UTILITIES

A.	OBLIGATIONS OF MAC

1.

MAC shall maintain and operate the Airport in conformance with all rules and regulations of the FAA and any other governmental agency having jurisdiction thereover, provided that nothing herein contained shall be deemed to require MAC to enlarge the Airport, to make expansions or additions to the landing areas, runways or taxiways, or other appurtenances of the Airport. In limitation of the foregoing, it is expressly agreed that if funds for the provision, maintenance and operation of the control tower, instrument landing system, ground control approach and/or other air navigation aids or other facilities required or permitted by the United States and needed by AIRLINE for AIRLINE’s operation at the Airport, which are now, or may hereafter be furnished by the United States, are discontinued MAC shall not be required to furnish such facilities; provided, however, that if AIRLINE cannot operate from the Airport or its operations are materially impaired due to such services no longer being provided, AIRLINE shall have the right to seek rent abatement from MAC during such period.

2.

Except as otherwise specifically provided herein, MAC during the Term of this Agreement shall, in accordance with acceptable FAA standards, and other applicable statutes or regulations, operate, maintain, and keep in good repair the Airport, including vehicular parking spaces, and all appurtenances, facilities and services therein, including, without limiting the generality hereof, all field lighting and other appurtenances, facilities and services which MAC is to furnish hereunder, Common Use Space, Joint Use Space, and public space. MAC shall make repairs thereto, though caused by negligence of AIRLINE or its employees, agents, or invitees. MAC may recover from AIRLINE such portion of the cost of such repairs caused by negligence of AIRLINE or its employees, agents, or invitees as is not recoverable through MAC’s insurance on such damaged or destroyed structures or facilities.

3.

It is further agreed that nothing in this Agreement shall prevent MAC from making such commitments to the Federal Government or to the State of Minnesota as may be required in order to qualify for the expenditure of Federal or State funds on the Airport. Such commitments shall be without prejudice to AIRLINE’s right to claim damages therefrom. In furtherance of the foregoing, MAC shall:

a.

Keep the Airport reasonably free from obstructions, including the removal and clearing of snow, grass, stone, or other foreign matter as necessary and with reasonable promptness from the runways, taxiways and loading areas, and areas immediately adjacent thereto in order to insure the safe, convenient, and proper use of the Airport by AIRLINE and others.

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b.

Keep public areas of Terminal 1 and Terminal 2 adequately supplied, equipped, furnished and decorated, and operate and maintain a public address system and adequate directional signs in Terminal 1 and Terminal 2 and throughout the Airport, including but not limited to signs indicating the location of public restaurants, restrooms, newsstands, telephones, telegraph, baggage counters, and all other facilities for passenger or public use in Terminal 1 and Terminal 2 or elsewhere on the Airport.

4.	MAC shall:

Provide and supply adequate heat, conditioned air, water and adequate lighting for Terminal 1 and Terminal 2 and loading ramps, and adequate field lighting on or for the Airport (See Section IV.B. for certain obligations), and provide reasonable access to existing sewer, water, heating/cooling, electrical and other available utilities in Terminal 1 and Terminal 2, with cost of connection to be borne by Airlines. MAC shall make diligent and commercially reasonable efforts to supply AIRLINE with these services; provided, however, that if MAC makes such diligent and commercially reasonable efforts, but fails to provide any of said utilities or services, said failure shall not constitute a constructive eviction. Further, MAC shall not be liable to AIRLINE for, and AIRLINE expressly releases and discharges MAC from, any and all claims, demands and causes of action that the AIRLINE may now or hereafter have against MAC, and any reduction in rents, fees and charges, arising or alleged to have arisen out of any interruption of utility services (i) to the extent any utility shall become unavailable from any public utility company, public authority, or any other independent person or entity supplying or distributing such utility except to the extent caused by the negligence or willful misconduct of MAC, its contractor, or subcontractor or any of their respective employees, agents, or representatives, or (ii) for any interruption in any service hereunder (including, without limitation, any heating, ventilation or air-conditioning) caused by the making of any necessary repairs or improvements except to the extent caused by the negligence or willful misconduct of MAC, its contractor, or subcontractor or any of their respective employees, agents, or representatives, or (iii) which results from any cause beyond the MAC’s reasonable control and not caused by the negligence or willful misconduct of MAC, its contractor, or subcontractor or any of their respective employees, agents, or representatives; provided, however, that if (a) AIRLINE suffers damages due to the negligence or willful misconduct of MAC or its employees in connection with utilities, and (b) a Majority-In-Interest of Signatory Airlines disapprove the purchase of a policy under Section VI.M that would have provided insurance coverage for such damages and as a result such damages are not covered by insurance, AIRLINE hereby waives any claim it may have against MAC or its employees for such damages to the extent they would have been covered by the aforementioned insurance.

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AIRLINE hereby waives all claims to special, indirect, and consequential damages, which shall include but not be limited to, losses of use, income, profit, financing, business and reputation, that might be asserted by AIRLINE against MAC or its commissioners, officers, employees, or directors, in connection with MAC’s providing or maintaining utilities, except (a) to the extent such damages arise from the gross negligence or willful misconduct of MAC or its commissioners, officers, directors, or employees, in which case AIRLINE may recover from parties and in amounts in accordance with common law unaltered by this Agreement, or (b) damages recoverable under insurance policies described herein, or would have been so recoverable if insurance had been properly maintained in accordance with this Agreement. The foregoing shall not waive any rights or obligations under Minnesota Statutes Section 466.01 et seq. or limit any other form of immunity available to MAC or its commissioners, officers, employees, or directors under law or at equity. All content and data feeds on utility systems shall be subject to MAC control and written approval, not to be unreasonably withheld, conditioned, or delayed; provided, however, the foregoing shall not be deemed to grant MAC any license or right to use AIRLINE’s intellectual property without AIRLINE’s authorization.

a.

Provide janitors and other cleaners necessary to keep the areas outlined in Exhibit P, the unleased Rentable Space, and the field and runway areas of the Airport at all times safe, clean, neat, orderly, sanitary, and presentable. AIRLINE may provide janitorial services in its Preferential Use holdroom areas if in the judgment of MAC’s Executive Director the level of cleaning meets MAC’s consistently applied standards.

b.	Provide space in Terminal 1 and Terminal 2 and arrange for the professional operation of restaurants for the purpose of selling food, beverages, and merchandise to the public.

5.

MAC shall perform maintenance in Terminal 1, Terminal 2, and surrounding areas in compliance with Exhibit P and as further defined in this Article. Any changes to that responsibility must be incorporated as an amendment to this Agreement.

6.

MAC by its authorized officers, employees, agents, contractors, subcontractors, or other representatives, shall have the right (at such times as may be reasonable under the circumstances and with as little interruption of AIRLINE’s operation as is reasonably practicable) to enter AIRLINE’s Exclusive Use Space, Preferential Use Space, Joint Use Space, or Common Use Space for the following purposes:

a.	To inspect such space to determine whether AIRLINE has complied and is currently in compliance with the terms and conditions of this Agreement.

b.

Upon reasonable notice to perform such maintenance, cleaning, or repair as MAC’s Executive Director deems necessary, if AIRLINE fails to perform its obligations under this Article VIII, and to recover the reasonable cost of such maintenance, cleaning, or repair from AIRLINE.

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7.	With regard to the IAF, MAC shall:

a.	Operate, maintain, and keep the IAF space in good condition and repair and shall keep it adequately supplied, equipped, furnished and decorated, and operate and maintain adequate directional signs.

b.	Provide janitors and other cleaners reasonably necessary to keep the IAF space, including Federal office space, safe, clean, neat, orderly, sanitary, and presentable.

B.	OBLIGATIONS OF AIRLINE

1.

Subject to MAC or its contractor providing janitorial and cleaning services as specified in Section VIII.A.4 and Exhibit P and MAC’s other express obligations herein, AIRLINE shall, in accordance with Exhibit P, attached hereto, be responsible for and shall perform or cause to be performed janitorial, maintenance, and repair of its Preferential Use Space and its Exclusive Use Space such that it is in a neat and orderly condition and shall repair or replace as needed all improvements, installations, fixtures and equipment to be initially installed by it hereunder. Where damage is caused by the negligence or willful misconduct of MAC, its officers, agents, or employees, AIRLINE may recover from MAC the cost of repairs to that extent but, except as set forth in Section VI.M., only to the extent that the cost of such repairs is not recoverable through insurance of AIRLINE on such improvements, installations, fixtures and equipment. AIRLINE shall not commit nor permit any waste of or to the Premises or to apron areas adjacent to AIRLINE’s holdroom. Explicitly in furtherance of the foregoing the AIRLINE shall:

a.

Whether alone or in conjunction with other Airlines at the Airport provide sufficient porter service and common bag claim service in the area designated for the convenience of AIRLINE’s passengers, and

b.

Not permit the accumulation in its Preferential Use Space or Exclusive Use Space or on the apron area adjacent to its holdroom of rubbish, debris, waste material, or anything detrimental to health or unsightly or likely to create a fire hazard, but shall make prompt disposition thereof.

2.

Subject to MAC’s Rules and Regulations and Ordinances and MAC Design and Construction Standards, AIRLINE may, from time to time, install additional facilities and improvements and modify or expand existing facilities or improvements in its Exclusive Use Space and Preferential Use Space, including, without limitation, installing carpet in holdrooms, updating wall finishes, and making other cosmetic changes. Before entering into any contract for such work, or commencing work with its own personnel, AIRLINE shall first submit to MAC for its prior written approval a request (in a form reasonably prescribed by MAC) accompanied by a set of complete construction plans and specifications for the proposed work. The work shall not unreasonably interfere with the operation of the Airport and Flights to and from the same on a 24 hours per day, 7 days per week basis. In completing the work approved the AIRLINE shall:

a.	If requested by MAC (but only to the extent required by law), require the contractor and any subcontractor to furnish a performance bond and payment bond, approved as to form and substance by MAC.

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VIII. Installation, Maintenance, and Utilities

b.

Deliver to MAC “as built” drawings, if applicable, of the work actually performed by it and shall keep such drawings current showing any changes or modification made in or to its Exclusive Use Space and Preferential Use Space.

3.

With regard to the IAF, AIRLINE is responsible for handling and disposing of all international waste on AIRLINE’s aircraft in accordance with the applicable requirements of the United States Department of Agriculture.

C.	OPERATION AND MAINTENANCE OF OUTBOUND BHS

1.

MAC owns the Outbound BHS. As a matter of efficiency, MAC desires DELTA to operate and maintain the Outbound BHS. In consultation with DELTA, MAC will provide the technology infrastructure necessary to host the system, including physical rooms, network and server/storage equipment. Therefore, notwithstanding anything to the contrary contained in this Agreement, but subject to the terms of this Section, DELTA and MAC have agreed that DELTA will, in accordance with acceptable FAA and TSA standards, and other applicable statutes or regulations, operate, maintain and keep in good repair the Outbound BHS. In performing such services:

a.	DELTA and MAC have agreed that DELTA will train its personnel or cause its contractors to train their personnel in proper baggage system maintenance procedures.

b.

DELTA and MAC have agreed that DELTA will operate, maintain and repair (or cause its contractor to operate, maintain and repair) the Outbound BHS according to manufacturer’s specifications, if any, and in accordance with industry practices.

c.

DELTA and MAC have agreed that DELTA records of such training and maintenance will be kept by DELTA and summaries of this information will be made available to MAC as requested. Such maintenance reports will include activities related to predictive (i.e., replacement of wear parts) and preventative (i.e., lubrication, exercise, etc.) maintenance as well as any corrective maintenance.

d.

Except with respect to the Baggage Re-Controls Project being constructed by DELTA on MAC’s behalf, no equipment modifications or additions will be made to the Outbound BHS without MAC’s advance written consent.

e.

DELTA and MAC have agreed that DELTA’s operation and maintenance responsibilities for the Outbound BHS shall include purchase of any necessary maintenance parts and supplies as well as spare part replacement; provided, however, MAC shall make available to DELTA for performance of these services the spare parts from initial construction of the Outbound BHS and shall assist DELTA and its contractor in enforcing warranty claims against the supplier and installation contractor for the Outbound BHS.

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f.

Except with respect to the Baggage Re-Controls Project being constructed by DELTA on MAC’s behalf, DELTA and MAC have agreed that DELTA’s operation and maintenance responsibilities for the Outbound BHS shall not include any obligation to incur Capital Costs or to undertake any Capital Project in connection with the Outbound BHS; provided, however, for purposes of the Outbound BHS, a “Capital Project” shall include without limitation the performance of any extraordinary, non-recurring major maintenance of the Outbound BHS, provided that any single item of the foregoing has a Capital Cost of $30,000 or more and a useful life in excess of three years.

g.	MAC and DELTA have agreed to cooperate on the information technology roles required by each party to accomplish the responsibilities set forth in this Section.

2.	MAC shall reimburse DELTA for its actual costs, without markup, of operating and maintaining the Outbound BHS as follows:

a.

On or about September of each year, DELTA and MAC have agreed that DELTA will submit to MAC for MAC’s approval, which approval shall not be unreasonably withheld, conditioned, or delayed, a maintenance schedule and budget for the Outbound BHS for the upcoming Fiscal Year. The budget will include DELTA’s estimate of amounts to be paid to DELTA’s contractors and employees (at fully-loaded rates) for performing the services. The budget will also include a pass-through of all rental and other charges assessed by MAC to DELTA for storage space that is used exclusively in connection with DELTA’s operation and maintenance services for the Outbound BHS for such Fiscal Year (initially estimated at 3,500 square feet). The budget, as approved by MAC for a Fiscal Year, is referred to herein as the “Outbound BHS Budgeted Cost.”

b.

The Outbound BHS Budgeted Cost for a Fiscal Year shall be prorated between DELTA, on the one hand, and the other Airlines that use the Outbound BHS, on the other hand, on the basis of that proportion which the number of DELTA’s Enplaned Passengers at Terminal 1 (on the one hand) and the other Airlines Enplaned Passengers at Terminal 1 (on the other hand) for such Fiscal Year bears to the total number of Enplaned Passengers of all such Airlines (DELTA and other Airlines) at Terminal 1 for such Fiscal Year.

c.

MAC shall pay DELTA, or credit against DELTA’s rents, fees and charges owed by DELTA to MAC under DELTA’S Lease, on a quarterly basis, the other Airlines’ share (as determined in Section VIII.C.2.b above) of the Outbound BHS Budgeted Cost. MAC shall allocate the other Airlines’ share (as determined in Section VIII.C.2.b above) of the Outbound BHS Budgeted Cost to the other Airlines by using the Joint Use Formula (omitting DELTA and its Enplaned Passengers from the calculation) and collect such amounts directly from the other Airlines.

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d.	If a Signatory Airline fails to pay its share of the Outbound BHS Budgeted Cost in a timely fashion, such costs may be added to an appropriate Airport Cost Center, at MAC’s sole discretion.

e.

DELTA and MAC have agreed that DELTA will report to MAC no later than March 1 of each year DELTA’s actual costs, without markup, of operating and maintaining the Outbound BHS during the previous Fiscal Year (“Outbound BHS Actual Cost”). DELTA and MAC have agreed that such report will be supported by back-up documentation to the reasonable satisfaction of MAC. The Outbound BHS Actual Cost will be reconciled against the Outbound BHS Budgeted Cost for such Fiscal Year and all payments based thereon shall be adjusted according to Section VI.H.

3.

For and in consideration of DELTA’s agreement to provide the operation and maintenance services for the Outbound BHS, AIRLINE hereby waives all claims to special, indirect, and consequential damages that might be asserted by AIRLINE against DELTA, MAC or their respective officers, directors, contractors, employees or agents in connection with the maintenance and operation of the Outbound BHS. AIRLINE agrees that DELTA is an express third party beneficiary of such waiver.

4.

Notwithstanding anything to the contrary contained in this Lease, if an event of default occurs under Section VIII.C of DELTA’s lease due to DELTA’s failure to perform its operation and maintenance obligations with respect to the Outbound BHS, MAC’s sole remedy shall be for actual, direct damages and/or to terminate DELTA’s right and obligation to operate and maintain the Outbound BHS.

5.

Notwithstanding anything to the contrary contained in the Agreement, DELTA may elect at a time upon no less than 180 days’ advance notice to MAC to cease performing operation and maintenance services with respect to the Outbound BHS.

6.

If DELTA ceases to operate and maintain the Outbound BHS pursuant to Section VIII.C.4 or VIII.C.5 above, MAC shall appoint such other contractor or Airline to perform such services as MAC deems appropriate. Thereafter, DELTA’s share (calculated as described in Section VIII.C.2.b) of MAC’s or such third-party provider’s actual costs of operating and maintaining the Outbound BHS shall be included in DELTA’s rents, fees and charges under this Lease and MAC’s payment obligation under Section VIII.C.2.c shall terminate.

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7.	Except as stated in this Section VIII.C, in no event shall MAC have any affirmative duty to operate, maintain, or repair the Outbound BHS, or pay for its operation, maintenance, or repair.

8.

Future upgrades to the Outbound BHS may become necessary over time and MAC and DELTA have agreed to meet and mutually negotiate the scope and funding of those upgrades which will be subject to MAC Board approval.

9.

Notwithstanding DELTA’s or other MAC contractor’s operation and maintenance of the Outbound BHS, if AIRLINE’s operations unreasonably interfere with the operation of the Outbound BHS as determined by MAC in its sole yet reasonable discretion, MAC shall provide a warning to AIRLINE the first time this occurs in a twelve (12) month period. For any subsequent unreasonable interference in a twelve (12) month period, $1,000 shall be assessed to AIRLINE as liquidated damages for each such unreasonable interference. The liquidated damages calculated pursuant to this Section are not intended as a penalty. The liquidated damages above are in addition to any other remedy available to MAC under this Agreement, at law, or in equity. Any liquidated damages collected pursuant to this Section VIII.C.9. shall be applied to reduce the carrousel and conveyor charges or, if DELTA is maintaining the Outbound BHS, shall be provided to DELTA to reduce the overall Outbound BHS cost.

D.	OPERATION AND MAINTENANCE OF INBOUND BHS

1.

MAC owns the Inbound BHS. As a matter of efficiency, MAC desires DELTA to operate and maintain the Inbound BHS. Effective January 1, 2019, or another date mutually agreed to by MAC staff and DELTA, subject to the terms of this Agreement, DELTA and MAC have agreed that DELTA will, in accordance with acceptable FAA and TSA standards, and other applicable statutes or regulations, operate, maintain and keep in good repair the Inbound BHS. In performing such services:

a.	DELTA and MAC have agreed that DELTA will train its personnel or cause its contractors to train their personnel in proper baggage system maintenance procedures.

b.

DELTA and MAC have agreed that DELTA will operate, maintain and repair (or cause its contractor to operate, maintain and repair) the Inbound BHS according to manufacturer’s specifications, if any, and in accordance with industry practices.

c.

DELTA and MAC have agreed that DELTA that computerized records of such training and maintenance will be kept by DELTA and summaries of this information will be made available to MAC as requested. Such maintenance reports will include activities related to predictive (i.e., replacement of wear parts) and preventative (i.e., lubrication, exercise, etc.) maintenance as well as any corrective maintenance.

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d.	Except as expressly set forth herein, no equipment modifications or additions will be made to the Inbound BHS without MAC’s advance written consent.

e.

DELTA and MAC have agreed that DELTA’s operation and maintenance responsibilities for the Inbound BHS will include purchase of any necessary maintenance parts and supplies as well as spare part replacement; provided, however, MAC shall make available to DELTA for performance of these services the spare parts from initial construction of the Inbound BHS and MAC shall assist DELTA and its contractor in enforcing warranty claims against the supplier and installation contractor for the Inbound BHS.

f.

DELTA’s operation and maintenance responsibilities for the Inbound BHS shall not include any obligation to incur Capital Costs or to undertake any Capital Project in connection with the Inbound BHS; provided, however, for purposes of the Inbound BHS, a “Capital Project” shall include without limitation the performance of any extraordinary, non-recurring major maintenance of the Inbound BHS, provided that any single item of the foregoing has a Capital Cost of $30,000 or more and a useful life in excess of three years.

2.	MAC shall reimburse DELTA for its actual costs, without markup, of operating and maintaining the Inbound BHS as follows:

a.

On or about September of each year, DELTA and MAC have agreed that DELTA will submit to MAC for MAC’s approval, which approval shall not be unreasonably withheld, conditioned, or delayed, a maintenance schedule and budget for the Inbound BHS for the upcoming Fiscal Year. The budget will include DELTA’s estimate of amounts to be paid to DELTA’s contractors and employees (at fully-loaded rates) for performing the services. The budget will also include a pass-through of any rental and other charges assessed by MAC to DELTA for storage space that is used exclusively in connection with DELTA’s operation and maintenance services for the Inbound BHS. The budget, as approved by MAC for a Fiscal Year, is referred to herein as the “Inbound BHS Budgeted Cost.”

b.	The Inbound BHS Budgeted Cost for a Fiscal Year shall be allocated among the Airlines at Terminal 1 using the Joint Use Formula for such Fiscal Year.

c.

MAC shall pay DELTA, or credit against DELTA’s rents, fees and charges owed by DELTA to MAC under DELTA’S Lease, on a quarterly basis, the other Airlines’ share (as determined in Section VIII.D.2.b above) of the Inbound BHS Budgeted Cost.

d.	If any Signatory Airline fails to pay its share of the Inbound BHS Budgeted Cost in a timely fashion, such costs may be added to an appropriate Airport Cost Center, at MAC’s sole discretion.

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e.

DELTA and MAC have agreed that DELTA will report to MAC no later than March 1 of each Fiscal Year DELTA’s actual costs, without markup, of operating and maintaining the Inbound BHS during the previous Fiscal Year (“Inbound BHS Actual Cost”). Such report shall be supported by back-up documentation to the reasonable satisfaction of MAC. The Inbound BHS Actual Cost will be reconciled against the Inbound BHS Budgeted Cost for such Fiscal Year and all payments based thereon will be adjusted according to Section VI.H. Any Inbound BHS Actual Costs that are not paid by a Signatory Airline, plus any costs incurred by MAC for the Inbound BHS, may be added to an appropriate cost center, at MAC’s sole discretion.

3.

For and in consideration of DELTA’s agreement to provide the operation and maintenance services for the Inbound BHS, AIRLINE hereby waives all claims to special, indirect, and consequential damages that might be asserted by AIRLINE against DELTA, MAC or their respective officers, directors, contractors, employees or agents in connection with the maintenance and operation of the Inbound BHS. AIRLINE agrees that DELTA is an express third party beneficiary of such waiver.

4.

Notwithstanding anything to the contrary contained in this Agreement, if an event of default occurs under Section VIII.D of DELTA’s lease due to DELTA’s failure to perform its operation and maintenance obligations with respect to the Inbound BHS, MAC’s sole remedy shall be for actual, direct damages and/or to terminate DELTA’s right and obligation to operate and maintain the Inbound BHS.

5.

Notwithstanding anything to the contrary contained in this Agreement, DELTA may elect at any time upon no less than 180 days’ advance notice to MAC to cease performing operation and maintenance services with respect to the Inbound BHS.

6.

As part of DELTA’s operation and maintenance of the Inbound BHS, DELTA has agreed, after consulting with MAC and other Terminal 1 Airlines, to assign and/or allocate the baggage carrousels and other related belts and components in a reasonable and nondiscriminatory manner so that the Inbound BHS functions as intended and provides all Deplaning Passengers at Terminal 1 with checked baggage with reasonable access to the Inbound BHS. DELTA has agreed to reasonably cooperate with MAC and other Terminal 1 Airlines to develop procedures to assign and/or allocate the baggage carrousels and other related belts and components. To the extent AIRLINE uses the Inbound BHS, AIRLINE agrees to reasonably cooperate with MAC and DELTA regarding assignment and allocation of the baggage carrousels and other related belts and components.

a.

If MAC or another Terminal 1 Airline believes DELTA is not assigning and/or allocating the baggage carrousels and other related belts and components in the manner described above or DELTA is not following any applicable baggage carrousel assignment or allocation procedures, such Airline or MAC, as applicable, must first attempt to cooperate with

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DELTA to address its concerns. If, after a reasonable attempt by MAC or such Airline and DELTA to cooperate to address such concerns, MAC shall investigate the alleged issue (if it hasn’t already) and MAC may, but it not required to either: (a) (i) request DELTA assign or allocate the baggage carrousels and other related belts and components in a specific manner to address such concerns, and (ii) if DELTA agrees with such assignment or allocation, DELTA agrees to implement such direction from MAC in such manner, or (b), if DELTA does not agree with such assignment or allocation, MAC may, after sixty (60) days’ notice take over responsibility from DELTA for allocating and/or assigning the baggage carrousels and other related belts and components, and DELTA agrees to relinquish such responsibility to MAC in such case, provided that (x) MAC shall assign and/or allocate the baggage carrousels and other related belts and components in a reasonable and nondiscriminatory manner so that the Inbound BHS functions as intended and provides all Deplaning Passengers at Terminal 1 with checked baggage with reasonable access to the Inbound BHS, and (y) MAC shall reasonably cooperate with DELTA and other Terminal 1 Airlines to develop procedures to assign and/or allocate the baggage carrousels and other related belts and components.

b.

MAC may, if approved by a Majority-In-Interest of the Terminal 1 Signatory Airlines (excluding Affiliated Airlines) in accordance with the procedures in Section VII.B.1, implement a dynamic baggage allocation system in the Inbound BHS. In such event, DELTA shall integrate the dynamic baggage allocation system into operations consistent with the general requirements of this provision and MAC, DELTA, and other Terminal 1 Airlines will cooperate to develop the dynamic baggage allocation system procedures, rules, and parameters.

7.

If DELTA ceases to operate and maintain the Inbound BHS pursuant to Section VIII.D.4 or VIII.D.5 above, MAC shall appoint such other contractor or Airline to perform such services as MAC deems appropriate. Thereafter, DELTA’s share (calculated as described in Section VIII.D.2.b) of MAC’s or such third-party provider’s actual costs of operating and maintaining the Inbound BHS shall be included in DELTA’s rents, fees and charges under this Lease and MAC’s payment obligation under Section VIII.D.2.c shall terminate.

8.	Except as stated in this Section VIII.D, in no event shall MAC have any affirmative duty to operate, maintain, or repair the Inbound BHS, or pay for its operation, maintenance, or repair.

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E.	PASSENGER BOARDING BRIDGES (PBBs)

1.	Provision or Replacement of PBBs

AIRLINE acknowledges that MAC may, at its discretion, provide or replace AIRLINE-owned or MAC-owned passenger boarding bridges and associated equipment where required (e.g. 400 Hz power, pre-conditioned air, luggage lifts, etc.) (“PBB(s)”) within Terminal 1.

2.	Ownership and Disposal

a.

As of the date of this Agreement, MAC owns the PBBs within Terminal 1 as shown below identified by the PBBs gate number. PBBs not shown below are owned either by AIRLINE or other Signatory Airlines at the Airport. Concourse A gates, Concourse B gates, C1-C8, C11-C27, D1, D5, D6, E1-E6, E11, E13, E15, F5, F8, F10-F16, G1, G2, G4, G5, G6A/B, G8, G9, G19, G20, G22.

b.

If MAC replaces an AIRLINE-owned PBB, AIRLINE agrees to transfer the existing PBB, without warranty of any kind, to MAC at no charge and MAC agrees to dispose of the existing PBB and incorporate any salvage value into the PBB replacement project. AIRLINE shall provide MAC with a Bill of Sale or Transfer Agreement in a form reasonably acceptable to MAC and AIRLINE.

c.	Where applicable and as directed by AIRLINE, AIRLINE agrees to remove and relocate an existing PBB at no cost to MAC. Existing PBBs may be designated for refurbishment instead of being disposed.

d.	MAC will pay for and own all PBBs that it elects to replace per this Section E.

3.	Maintenance and Operation

AIRLINE is responsible for all maintenance, repair, and operation of PBBs that AIRLINE owns, and shall pay all costs of maintaining, repairing and operating the PBBs that AIRLINE owns.

For Terminal 1 only, AIRLINE is responsible for all maintenance, repair, and operation of PBBs owned by MAC that AIRLINE uses, and shall pay all costs of maintaining, repairing and operating those PBBs; and shall comply with the following conditions relating to equipment training, maintenance and potential equipment modification needs.

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a.

AIRLINE will train its personnel in proper PBB maintenance procedures in accordance with the recommendations and requirements noted in the training section of the O & M manuals that come with each bridge.

b.

AIRLINE will operate and maintain the PBB according to the manufacturer’s specifications as again outlined in the associated O & M manual(s), or as modified by mutual agreement with MAC. Purchase of any necessary maintenance parts and supplies as well as spare part replacement shall be the responsibility of the AIRLINE. Computerized records of such training and maintenance will be kept by the AIRLINE and summaries of this information will be made available to MAC on an as requested basis. Such maintenance reports shall include activities related to predictive (i.e. replacement of wear parts) and preventative (i.e. lubrication, exercise, oil changes, etc.) maintenance as well as any corrective maintenance.

c.	Air conditioning units shall be considered as appurtenances integral to the PBB, and will be operated and maintained by the AIRLINE under the same O & M conditions as outlined in this Agreement.

d.	No equipment modifications or additions will be made without MAC’s advance written consent as outlined in the standard MAC construction permit process.

e.

On or about July 1 of each year, AIRLINE shall submit to MAC for MAC’s approval, which approval shall not be unreasonably withheld or denied, a 12-month maintenance schedule for each MAC-owned PBB being maintained by AIRLINE.

f.	AIRLINE shall report to MAC no later than March 1 any repair and maintenance completed on each PBB within the past Fiscal Year, and the cost expended for all repairs and maintenance.

g.	AIRLINE shall make the MAC owned PBB’s available for use by other airlines that use AIRLINE’s gates without additional charge.

In the event that AIRLINE fails, after the applicable notice and cure period, to meet its responsibilities under this Section VIII.E.3, MAC shall have the right, but no obligation, to perform any such responsibilities. AIRLINE shall reimburse MAC upon demand for any costs incurred by MAC plus an administrative fee of fifteen percent (15%) of such costs.

Notwithstanding anything to the contrary, AIRLINE’s operation and maintenance responsibilities for MAC owned PBBs shall not include any obligation to incur Capital Costs or to undertake any Capital Project in connection with the PBBs unless such Capital Project is a direct result of AIRLINE not maintaining such PBB in accordance with this Section; provided, however, for purposes of the PBBs, a “Capital Project” shall include without limitation the performance of any extraordinary, non-recurring major maintenance of the PBBs, provided that any single item of the foregoing has a Capital Cost of $30,000 or more and a useful life in excess of three years.

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IX. Damage or Destruction of Premises

4.	Insurance and Indemnification

AIRLINE agrees to indemnify and hold harmless MAC for the use and operation of any PBBs by AIRLINE, its Affiliated Airlines or its subtenants as and to the extent required by the general indemnity set forth in Section X.A.

5.	Accessibility

AIRLINE is responsible for the provision of accessible facilities related to the use of both AIRLINE-owned and MAC owned PBBs used by AIRLINE to individuals with disabilities, if and to the extent required by applicable federal laws and regulations, including 49 CFR 27 and applicable Americans with Disabilities Act rules of the Department of Transportation and Department of Justice for airport operators. AIRLINE is responsible for the provision of accessible services related to the use of all PBBs used by AIRLINE to individuals with disabilities, if and to the extent required by applicable federal laws and regulations, including applicable Air Carrier Access Act rules for carriers.

IX.	DAMAGE OR DESTRUCTION OF PREMISES

A.	DAMAGE OR DESTRUCTION

1.

If any building of MAC in which AIRLINE occupies Premises hereunder shall be partially damaged by fire, explosion, the elements, the public enemy, or other casualty, but shall not be rendered thereby untenantable, the same shall be repaired with due diligence by MAC. If the damage shall be so extensive as to render such building untenantable in whole or in part but capable of being repaired in ninety (90) days, the same shall be repaired with due diligence by MAC and the rent payable hereunder with respect to the portion of AIRLINE’s Premises so rendered untenantable shall be proportionately paid up to the time of such damage and shall thence forth cease and be abated until such time as such untenantable portion of such building shall be fully restored to tenantable condition.

2.

If any such building is completely destroyed by fire, explosion, the elements, the public enemy, or other casualty, or be so damaged that the same cannot reasonably be repaired with due diligence by MAC within ninety (90) days of such casualty, MAC shall, within sixty (60) days of such casualty give AIRLINE written notice that it intends or does not intend to repair or reconstruct such building, as follows:

a.

If MAC elects to repair and reconstruct the building, then the same shall be repaired with due diligence by MAC and the rent payable h’ereunder with respect to the portion of AIRLINE’s Premises rendered untenantable as a result of such casualty shall be proportionately paid up to the time of such casualty and shall thenceforth cease and be abated until such time as such untenantable portion of such building shall be restored to tenantable condition.

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X. Indemnity and Liability Insurance

b.

If MAC determines not to repair or reconstruct such building (whether by delivery of notice to said effect or by deemed notice as hereinafter described), then this Agreement shall be deemed terminated as to the portion of the AIRLINE’s Premises rendered untenantable as a result of such casualty with respect to such portion, and rent payable hereunder with respect to such portion shall be proportionately paid through the date of such casualty and shall thenceforth cease.

If no written notice of intention to repair and restore is timely received by AIRLINE within the above-referenced sixty (60) day period, then MAC shall be deemed to have elected not to repair or reconstruct the building. Except as expressly set forth in this Article IX, MAC shall have no obligation to repair or rebuild any of the facilities at the Airport in the event of damage by the elements, fire, explosions or other casualty or causes beyond the control of MAC.

c.	Proceeds of any insurance maintained by MAC payable with respect to such casualty shall be applied to such repair or reconstruction or shall be credited to the appropriate Airport Cost Centers.

B.	FORCE MAJEURE

Except as expressly provided in this Agreement, neither MAC nor AIRLINE shall be deemed to be in default hereunder if either party is prevented from performing any of the obligations, other than payment of rents, fees and charges hereunder, by reason of strikes, boycotts, labor disputes, embargoes, shortages of energy or materials, acts of the public enemy, terrorism, weather conditions and the results of acts of nature, riots, rebellion, sabotage, or any other similar circumstances for which it is not responsible or which are not within its control.

X.	INDEMNITY AND LIABILITY INSURANCE

A.	INDEMNIFICATION

1.

AIRLINE agrees to indemnify, defend, save and hold harmless MAC and its Commissioners, officers, and employees (collectively, “Indemnitees”) from and against any and all liabilities, losses, damages, suits, actions, claims, judgments, settlements, fines or demands of any person other than an Indemnitee arising by reason of injury or death of any person, or damage to any property, including all reasonable costs for investigation and defense thereof (including but not limited to attorneys’ fees, court costs, and expert fees), of any nature whatsoever arising out of or incident to (a) the use or occupancy of, or operations of AIRLINE at or about the Airport (unless such use or occupancy or operations are pursuant to another agreement with MAC that provides for indemnification under its terms in which case those terms shall apply), or (b) the acts or omissions of AIRLINE’s officers, agents, employees, contractors, subcontractors, licensees, or invitees,

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X. Indemnity and Liability Insurance

regardless of where the injury, death or damage may occur (unless such acts or omissions are pursuant to another agreement with MAC that provides for indemnification under its terms in which case those terms shall apply), unless such injury, death or damage is caused by (i) the negligent act or omission or willful misconduct of an Indemnitee whether separate or concurrent with negligence of others, including AIRLINE or (ii) the breach by an Indemnitee of this Agreement. MAC shall give AIRLINE reasonable notice of any such claims or actions. In indemnifying or defending MAC, AIRLINE shall use legal counsel reasonably acceptable to MAC and shall control the defense of such claim or action.

2.

AIRLINE further agrees that if a prohibited incursion into the Air Operations Area occurs, or the safety or security of the Air Operations Area, the Airfield, or other sterile area safety or security is breached by or due to the negligence or willful act or omission of any of AIRLINE’s employees, agents, or contractors and such incursion or breach results in a civil penalty action being brought against the MAC by the U.S. Government, AIRLINE agrees to reimburse MAC for all expenses, including attorney fees, incurred by MAC in defending against the civil penalty action and for any civil penalty or settlement amount paid by MAC as a result of such incursion or breach of airfield or sterile area security; provided, however, MAC shall allow AIRLINE to participate in both the defense of, and any settlement discussions to resolve, such civil penalty. MAC shall notify AIRLINE of any allegation, investigation, or proposed or actual civil penalty sought by the U.S. Government for such incursion or breach. Civil penalties and settlement and associated expenses reimbursable under this Paragraph include but are not limited to those paid or incurred as a result of violation of 49 CFR 1542, “Airport Security,” FAR Part 108, “Airplane Operator Security,” or FAR Part 139, “Certification and Operations: Land Airports Serving Certain Air Carriers.”

3.	The provisions of this Article shall survive the expiration of this Agreement with respect to matters arising before such expiration or before early termination or before relinquishment of Premises.

B.	LIABILITY INSURANCE

1.

AIRLINE shall provide, without cost or expense to MAC, and maintain in force throughout the full Term hereof the following insurance coverages as appropriate, insuring AIRLINE and MAC against the liabilities set forth in Subsection A next above:

a.

Aircraft liability insurance and comprehensive general public liability insurance for claims of property damage, bodily injury, or death allegedly resulting from AIRLINE’s activities into, on, and leaving any part of the Airport, in an amount not less than four hundred million dollars ($400,000,000) per occurrence for Airlines operating aircraft over one hundred (100) seats, and not less than two hundred million dollars ($200,000,000) for Airlines operating aircraft with ninety-nine (99) or fewer seats, and not less than one hundred million dollars ($100,000,000) for Airlines operating aircraft with fifty-nine (59) or fewer seats. For purposes of this Section, the number of seats is determined based upon the largest aircraft in AIRLINE’s fleet.

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b.	Liquor liability insurance for any facility of AIRLINE serving alcoholic beverages on the Airport in an amount not less than ten million dollars ($10,000,000).

c.

Hangarkeepers liability insurance in an amount adequate to cover any non-owned property in the care, custody and control of AIRLINE on the Airport, but in any event in an amount not less than ten million dollars ($10,000,000).

d.	Automobile liability insurance in an amount adequate to cover vehicles operating on the Airport in an amount not less than five million dollars ($5,000,000) combined single limit.

2.

Notwithstanding anything to the contrary in this Article, MAC may allow the insurance coverage required herein to be provided through a self-insurance plan established by AIRLINE. The self-insurance plan may consist of a combination of primary, excess umbrella insurance and self-insurance protection and must be no less than the limits stated in the Article. The self-insurance plan must be approved in writing by MAC prior to becoming effective at the Airport. If AIRLINE requests MAC’s approval of a self-insurance plan, it must submit a copy of its self-insurance plan current financial statements annually showing the limits of its established self-insurance retention and proof of the primary and excess umbrella insurance, provided AIRLINE shall not be required to submit such financial statements if such financial statements are available at no charge through public sources. If the self-insurance plan is approved by the MAC and becomes effective, AIRLINE shall not increase the self-insurance retention levels stated in the self-insurance plan approved by MAC.

3.

MAC, in operating the Airport, will carry and maintain comprehensive general liability insurance in such amounts as would normally be maintained by public bodies engaged in carrying on similar activities. MAC presently carries three hundred million dollars ($300,000,000) of comprehensive general liability insurance.

4.

MAC reserves the right to reasonably adjust the limits of coverage required hereunder from time to time throughout the period of this Agreement. In such event, MAC shall provide AIRLINE with written notice of such adjusted limits and AIRLINE shall comply within sixty (60) days of receipt thereof to the extent such coverage is available on commercially reasonable terms to AIRLINE.

5.

All policies of insurance required herein shall be with companies reasonably acceptable to MAC that are licensed, authorized, eligible, or admitted to conduct business with in the State of Minnesota and having a current A.M. Best Key Rating of at least A- VII or its international equivalent and shall name MAC as an additional insured to the extent AIRLINE is required to indemnify MAC

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pursuant to Subsection A above. AIRLINE shall provide a copy of the additional insured endorsement to such policy at MAC’s request. Each such policy shall provide that such policy may not be materially changed (e.g., coverage limits reduced below the minimum specified in this Agreement) or otherwise materially altered, or cancelled by the insurer during its term without first giving at least thirty (30) days written notice to MAC. Certificates of valid policies of insurance with required coverages shall be delivered to MAC. AIRLINE agrees to allow MAC to inspect, at AIRLINE’s headquarters, any insurance policies required of AIRLINE under this Agreement upon reasonable notice to AIRLINE if reasonably necessary in MAC’s capacity as an additional insured (or if MAC was required to be an additional insured hereunder and AIRLINE failed to include MAC as an additional insured, in connection with a claim against MAC); provided, however, that an AIRLINE representative shall have the right to be present at such inspection and neither MAC nor its employees, contractors, or representatives, may take any photographs, make any copies, or otherwise reproduce, in whole or in part, any portion of the policies nor shall such persons or entities disclose the contents thereof outside of MAC unless such disclosure is required due to pursuit of a claim by or against MAC under such insurance in its capacity as an additional insured. MAC and AIRLINE understand and agree that MAC is obligated to protect trade secret data in accordance with the Minnesota Government Data Practices Act and further, that MAC shall give AIRLINE reasonable opportunity to demonstrate the trade secret status of any data relating to AIRLINE’s insurance, and to procure a court order protecting the same, prior to MAC’s release of the same.

6.	Before the expiration of any then current policy of insurance, AIRLINE shall deliver to MAC evidence that such insurance coverage has been renewed.

7.

If at any time AIRLINE shall fail to obtain or to maintain in force the insurance required herein, MAC may notify AIRLINE of its intention to purchase such insurance for AIRLINE’s account. If AIRLINE has not delivered evidence of insurance to MAC before the date on which the current insurance expires, MAC may provide such insurance by taking out policies in companies satisfactory to it. Such insurance shall be in amounts no greater than those stipulated herein or as may be in effect from time to time. The amount of the premiums paid for such insurance by MAC shall be paid by AIRLINE upon receipt of MAC’s billing therefor, with interest at the prime interest rate announced by a major money center bank.

8.

MAC shall cause Terminal 1 and Terminal 2 including the loading piers, but exclusive of improvements, facilities and fixtures constructed or installed by AIRLINE and concessionaires as their separate leasehold improvements, to be insured throughout the Term of the Agreement for not less than 90 percent of its and their full insurable value against perils of fire, extended coverage, vandalism, and malicious mischief. MAC shall also carry boiler and pressure vessel explosion, sprinkler leakage and glass breakage insurance. AIRLINE shall be relieved from liability under this Article X and Commission waives all right of recovery from AIRLINE hereunder for damage or destruction of its property insured hereunder to the extent but not beyond the extent that such cost of repair is recoverable through such insurance provided, however, that AIRLINE shall reimburse the Commission for any increase in premium resulting from inclusion therein of a waiver of subrogation endorsement.

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X. Indemnity and Liability Insurance

9.

AIRLINE shall cause all improvements, installations, fixtures and equipment installed by it hereunder to be insured throughout the Term of the Agreement for not less than 90 percent of their full insurable value against perils of fire, extended coverage, vandalism and malicious mischief, and with pressure vessel coverage.

C.	OTHER INSURANCE

Subject to Section VI.M., MAC may carry additional insurance in such amounts and of such types as would normally be maintained by public bodies engaged in carrying on similar activities.

D.	ENVIRONMENTAL LIABILITY

1.	Indemnification

AIRLINE hereby indemnifies and agrees to defend, protect, and hold harmless, MAC and its Commissioners, officers, employees and agents, and their respective successors (hereafter “Environmental Indemnitees”), from and against any and all losses, liabilities, fines, damages, injuries, penalties, response costs, or claims of any and every kind whatsoever paid, incurred or asserted against, or threatened to be asserted against, any Environmental Indemnitee, relating to or regarding the release of any Environmentally Regulated Substances or violation of Environmental Laws arising out of or as a result of AIRLINE’S use or Lease of the Premises, including both within the Premises and on the Airport, (hereinafter “Environmental Claims”) including, without limitation: (a) all consequential damages; (b) the reasonable costs of any investigation, study, removal, response or remedial action, as well as the preparation and implementation of any monitoring, closure or other required plan or response action (i) as and to the extent required under applicable Environmental Laws for the current use of the affected portions of the Airport, as directed by the MPCA or other regulating authority, or (ii) as to the extent required by applicable Environmental Laws or the MPCA to allow for a Planned Future Use; (c) all reasonable costs and expenses incurred by any Environmental Indemnitee in connection therewith, including but not limited to, reasonable attorneys’ fees and reasonable fees for professional services or firefighting or pollution control equipment related to spills, releases or unintended discharges; and (d) any costs arising from any inaccuracy, incompleteness, breach or misrepresentation under Subsections D.2. of this Article and Section XVI.B.4. of this Agreement. This indemnification, and AIRLINE’s obligations hereunder, shall survive the cancellation, termination or expiration of the Term of this Agreement with respect to matters arising prior thereto. This indemnity and not the general indemnity shall govern AIRLINE’s indemnification, defense, and hold harmless obligations for Environmental Claims.

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2.	Claims Relating to Environmentally Regulated Substances

AIRLINE represents and warrants that subsequent to November 1, 1989, to the best of AIRLINE’s actual knowledge, except as previously disclosed to the MAC or any applicable regulatory body as required, (a) no enforcement, investigation, cleanup, removal, remedial or response action or other governmental or regulatory actions have been asserted against AIRLINE with respect to the Premises, pursuant to any Environmental Laws or relating to Environmentally Regulated Substances; (b) no violation or noncompliance with Environmental Laws has occurred with respect to AIRLINE’s past or present operations conducted on the Premises; (c) no claims have been made or been threatened by any third party against the AIRLINE with respect to the Premises relating to Environmental Laws or Environmentally Regulated Substances, including by any governmental entity, agency or representative (collectively “Governmental Entity”).

3.	Testing and Reports

AIRLINE shall provide to MAC within ten (10) business days of request, a copy of any notice regarding violation of any Environmental Law arising out of AIRLINE’s past or present operations on the Premises, a copy of any inquiry regarding violations by Environmental Law arising out of AIRLINE’s past or present operations on the Premises by any Governmental Entity, a copy of any reports required by the Environmental Laws regarding violation of any Environmental Law arising out of AIRLINE’s past or present operation of the Premises, or a copy of any notice of the emission or release of Environmentally Regulated Substances in violation of any Environmental Law arising out of AIRLINE’s past or present operations on the Premises. If MAC has a reasonable basis to believe that AIRLINE is not meeting the obligations of Section XVI.B.3. of this Agreement, MAC may by notice require AIRLINE to conduct a reasonable review of its records for such documents as MAC reasonably believes have not been provided and submit any such documents as required.

4.	Notification

AIRLINE shall notify MAC in writing within fifteen (15) business days of any matter that AIRLINE obtains knowledge of that may give rise to an indemnified claim under Subsection D.1. of this Article or that constitutes any emission or release or any threatened emission or release of any Environmentally Regulated Substance in, on, under or about the Premises or the Airport arising out of AIRLINE’s past or present operations which is or may be in violation of the Environmental Laws. AIRLINE shall promptly follow the notification procedures outlined in the MSP Integrated Spill Response and Coordination Plan (“Integrated Plan”) regarding any spills, releases or accidental discharges that occur on the Airport. AIRLINE shall use commercially reasonable efforts to notify MAC of any spill of Environmentally Regulated Substances at the Premises or at the Airport which requires notification to a regulatory agency pursuant to any applicable Environmental Law.

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5.	Right to Investigate

Subject to Subsections D.3. and D.6. of this Article, upon reasonable notice to AIRLINE, MAC shall have the right, but not the obligation or duty, at any time from and after the date of this Agreement, to investigate, study and test the Premises (at MAC’s own expense, unless otherwise provided herein) during normal business hours , except under emergency circumstances, to determine whether Environmentally Regulated Substances are located in, on or under the Premises or the Airport, or were emitted or released therefrom, which are not in compliance with Environmental Laws. In conducting such investigation, MAC shall not unreasonably interfere with AIRLINE’S operations on and use of the Premises. AIRLINE shall be entitled to have a representative present during such investigation. Upon the reasonable request of MAC, AIRLINE shall provide a list of any and all Environmentally Regulated Substances used by AIRLINE at the Airport that are required to be listed in the MSP NPDES permit.

6.	Right to Take Action

MAC shall have the right, but not the duty or obligation, to take whatever reasonable action it deems appropriate to protect the Premises from any material impairment to its value resulting from any escape, seepage, leakage, spillage, discharge, deposit, disposal, emission or release of Environmentally Regulated Substances from the Premises or the Airport which is not in full accordance with any Environmental Law and arises out of AIRLINE’s past or present operations during the Term of this Agreement. The MAC shall notify the AIRLINE of its intention to take such action in writing thirty (30) days before proceeding under this Subsection D.6. Within that thirty (30) day period, AIRLINE shall have the opportunity to take whatever reasonable action is deemed appropriate by MAC or provide MAC a binding commitment to do so within a reasonable time. If AIRLINE does not take such action or provide a binding commitment within the thirty (30) day period, MAC may proceed under the terms of this Subsection D.6. MAC shall not be obligated to provide such 30 days’ advance notice if doing so may reasonably result in material harm to person or property, but, in such circumstance, MAC shall provide as much advance notice as reasonably practicable under the circumstances. All costs associated with any action by the MAC in connection with this provision, including but not limited to reasonable attorneys’ fees, shall be subject to Subsection D.1. of this Article.

7.	Environmental Responsibility

a.	Spill Coordination and Responsibility

AIRLINE agrees to implement the Integrated Plan. AIRLINE is obligated to ensure that it has adequate resources to respond to a discharge, including retaining a discharge recovery contractor and providing the necessary equipment to respond to a discharge, in accordance with the Integrated Plan. AIRLINE agrees to supply, upon request by MAC, a copy of AIRLINE’S Spill Prevention, Control and

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X. Indemnity and Liability Insurance

Countermeasure (“SPCC”) plan, if AIRLINE is required to maintain by MPCA or EPA, which details the steps and measures AIRLINE intends to take to prevent spills from occurring on the Airport, the spill preparedness and training that AIRLINE has in place, the response actions AIRLINE intends to take and the notification procedures to be implemented by AIRLINE in the event of a spill at the Airport (caused by AIRLINE) in accordance with the Integrated Plan.

Annually, AIRLINE shall verify to MAC that it is complying with this Section D.7 and the Integrated Plan as detailed in the plan.

Subject to all other terms of this Agreement, if MAC incurs costs related to a spill or other environmental expenses related to Environmentally Regulated Substances as a result of its exercise of its rights pursuant to Section D.6 above, unless due to the gross negligence of MAC, MAC will bill AIRLINE for all MAC’s actual third party costs incurred, plus a fifteen percent (15%) administrative fee on such incurred costs, provided that such administrative fee cannot exceed $200,000 per incident. AIRLINE shall pay MAC within thirty (30) days of AIRLINE’S receipt of the invoice. AIRLINE may then determine which AIRLINE, AIRLINE agent, AIRLINE clientele or other party, is responsible for such costs and AIRLINE may seek reimbursement from such parties at AIRLINE’s expense.

b.	Minnesota Pollution Control Agency (“MPCA”) Permits

AIRLINE agrees to make application as a co-permittee on and comply with the MSP NPDES Permit.

AIRLINE (i) shall only conduct vehicle and aircraft maintenance in accordance with the applicable terms and conditions of the MSP NPDES Permit, and (ii) shall only store waste materials outside in accordance with the applicable terms and conditions of the MSP NPDES permit. AIRLINE shall ensure its dumpsters are covered at all times except when being filled with waste and shall prevent its equipment from having releases to stormwater.

AIRLINE is prohibited from, to the extent in violation of the MSP NPDES permit, discharging wash waters with detergents or containing Environmentally Regulated Substances to stormwater, except as provided below. For products containing Environmentally Regulated Substances that may be exposed to stormwater as part of AIRLINE’S operation on the Premises (e.g. pavement deicers, rubber removal chemicals, detergents, etc.), AIRLINE use shall be limited to those products which are approved by the Minnesota Pollution Control Agency (MPCA).

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XI. Assignment, Subletting, and Ground Handling

c.	Tanks

AIRLINE shall own and hold title to any aboveground storage tanks installed at any time by AIRLINE at the Premises, and shall apply for and obtain in AIRLINE’s or any affiliated company’s name any permits required by applicable laws in connection with such tanks. Installation of any underground tanks by AIRLINE shall be prohibited, and any installation of any above ground tanks shall require the written approval of MAC. AIRLINE and MAC acknowledge and agree that any tanks installed on the Premises by AIRLINE during the Term of this Agreement will remain under the ownership and control of AIRLINE until such tanks are removed from the Premises by AIRLINE or AIRLINE no longer leases the premises containing such tanks, whichever is earlier. With respect to tanks closed after January 1, 2019, at the expiration or termination of this Agreement, AIRLINE is required to remove all tanks which it installed within the Premises in accordance with applicable Environmental Laws and provide information to MAC which adequately demonstrates that the tanks have been closed and removed in accordance with applicable Environmental Laws; provided, however, that in the event AIRLINE demonstrates to the reasonable satisfaction of MAC that removal of any such tank is impractical, infeasible or unreasonably costly relative to the benefits of removal, such tank may be closed in place in accordance with applicable Environmental Laws. Provided further, that AIRLINE’s obligation to remove or close any tank under this subsection may be waived upon written consent from MAC, which consent may be withheld, conditioned or delayed in its sole yet reasonable discretion. Should a release from any tank installed or operated by AIRLINE be discovered, AIRLINE shall be required to conduct all remediation or corrective action required to bring the Premises into compliance with applicable Environmental Laws or as required pursuant to Section X.D.1 above.

d.	Miscellaneous Environmental Operating Conditions

AIRLINE agrees to take steps to implement, maintain and comply with the then-applicable MPCA approved plans or procedures including the Integrated Spill Plan, Recovered Fuels Plan, Oil/Water Separator Plan, and any required procedures as required by the then-applicable MPCA AST program or other MPCA regulations.

XI.	ASSIGNMENT, SUBLETTING, AND GROUND HANDLING

A.	ADVANCE APPROVAL

Except as provided in this Article, and except with respect to arrangements in effect on the date of execution of this Agreement for which the consent of MAC has previously been obtained, AIRLINE shall have no right to assign or sublease this Agreement, without the prior written consent of MAC, which rights of consent are granted to MAC by MAC Ordinance No. 58 §11(a), and which rights are absolute and expressly reserved to the MAC hereby.

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XI. Assignment, Subletting, and Ground Handling

1.

AIRLINE, when requesting an approval of an assignment or sublease under this Article, shall include with its request a copy of the proposed agreement, if prepared, or a detailed summary of the material terms and conditions to be contained in such agreement. Any proposed agreement or detailed summary thereof shall provide the following information:

a.	The Premises to be assigned, sublet or used;

b.	The terms;

c.	If a sublease, the rentals and fees to be charged; and

d.	All material terms and conditions of the assignment or sublease that MAC may reasonably require.

If the agreement is subsequently executed, AIRLINE shall submit a fully executed copy of such agreement to MAC promptly upon the execution thereof.

2.

MAC shall have the right to examine the terms of any agreement or arrangement submitted to it for approval pursuant to this Article and determine whether such agreement or arrangement is most appropriately characterized as an assignment or sublease, regardless of AIRLINE’s characterization of such agreement or arrangement.

3.

If AIRLINE fails to obtain written approval from MAC prior to the effective date of any such assignment or sublease, MAC, in addition to the rights and remedies set forth in Article XIV, shall have the right to refuse to recognize such agreement, and the assignee or sublessee Airline shall acquire no interest in this Agreement or any rights to use the Premises.

B.	ASSIGNMENT

1.	AIRLINE shall not assign this Agreement, in whole or part, without the advance written approval of MAC.

2.	It shall not be unreasonable for MAC to disapprove or condition an assignment of the Agreement under any or all of the following circumstances, among others:

a.	MAC determines that the proposed assignee is not substantially as creditworthy as the AIRLINE, unless AIRLINE agrees to guarantee the obligations of the proposed assignee.

b.	The proposed assignment is either (1) for less than the entire Premises or (2) for less than the remainder of the Term, or both (1) and (2).

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c.	The proposed assignment does not require the assignee to accept and comply with all provisions of the Agreement, including but not limited to accepting Signatory Airline status.

3.

Notwithstanding the foregoing, this Section shall not be interpreted to preclude the assignment of this Agreement in whole and AIRLINE’s rights and obligations hereunder to a parent, subsidiary, or merged company; provided that, such parent, subsidiary, or merged company conducts an Air Transportation Business at the Airport and that such parent, subsidiary, or merged company assumes all rights and obligations hereunder. Written notice of such assumption shall be provided by the parent, subsidiary, or merged company prior to the effective date of such assignment.

C.	SUBLEASE AGREEMENT

1.

AIRLINE shall not sublet its Premises, except to an Affiliated Airline or Alliance Partner, in whole or part, without the advance written approval of MAC. AIRLINE may sublet or license the Premises to an Affiliated Airline or an Alliance Partner without the advance written approval of MAC.

2.

It shall not be unreasonable for MAC to disapprove or condition a sublease of AIRLINE’s Premises if the proposed sublessee is not an Air Transportation Company and MAC reasonably concludes that the space can be used by another Air Transportation Company.

3.	AIRLINE may, subject to a sublease approved by MAC, charge a sublessee of its Premises:

a.	A reasonable charge for any services provided by AIRLINE;

b.	A reasonable charge for any AIRLINE-owned property provided by AIRLINE or actual costs other than rentals incurred by AIRLINE; and

c.	Reasonable rentals not to exceed one hundred fifteen percent (115%) of AIRLINE’s rentals for such portion of the Premises.

4.

AIRLINE shall remain fully and primarily liable during the Term of this Agreement for the payment of all rents, fees, and charges due and payable to MAC for the Premises that are subject to a sublease agreement, and the AIRLINE shall remain fully responsible for the performance of all of its other obligations hereunder, unless otherwise agreed to by MAC.

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XI. Assignment, Subletting, and Ground Handling

D.	GROUND HANDLING AGREEMENT

1.

AIRLINE shall be entitled to provide Ground Handling services to other Airlines in Terminal 1 and Terminal 2 and Terminal Ramp, subject to MAC’s Rules and Regulations and Ordinances and Section III.C of this Agreement, if applicable.

2.

AIRLINE shall not contract with other companies, excluding Signatory Airlines for Ground Handling services in Terminal 1 and Terminal 2 and Terminal Ramp for AIRLINE’s aircraft, without advance written approval of MAC, which shall not be unreasonably withheld, conditioned, or delayed so long as such Ground Handling service provider has executed a permit or other agreement reasonably required by MAC to provide such services at the Airport.

3.

AIRLINE shall remain fully and primarily liable during the Term of this Agreement for the payment of all rents, fees, and charges due and payable to MAC for the Premises that are subject to a Ground Handling agreement, and the AIRLINE shall remain fully responsible for the performance of all of its other obligations hereunder, unless otherwise agreed to by MAC.

4.

MAC reserves the right to charge third parties other than Airlines a reasonable Ground Handling fee not to exceed 5% of gross receipts and a reasonable annual administrative fee, and require such third party to enter into a license agreement with MAC for their right to provide Ground Handling services to AIRLINE or Airlines. Notwithstanding the previous sentence, a third party that is a wholly owned subsidiary of AIRLINE, shall not be charged the Ground Handling fee for Ground Handling services provided to AIRLINE, but shall still be charged the annual administrative fee and the Ground Handling fee for Ground Handling services provided to other Airlines.

5.	Ground Handling rights outside Terminal 1 and Terminal 2 will be addressed in separate agreements between MAC and the affected airlines.

E.	BANKRUPTCY

Any receiver, trustee, custodian, or other similar official appointed pursuant to any proceeding relating to bankruptcy, reorganization, or other relief as set forth in Section XIV.A.8., herein shall agree to:

1.	Perform promptly every obligation of AIRLINE under this Agreement until this Agreement is either assumed or rejected under the Federal Bankruptcy Code;

2.	Pay on a current basis all rents, fees and charges set forth in this Agreement;

3.	Reject or assume this Agreement within sixty (60) days of filing a petition under the Federal Bankruptcy Code;

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XII. Dispute Resolution

XIII. [Intentionally Omitted]

XIV. Events of Default; Remedies

4.	Cure or provide adequate assurance of a prompt cure of any default of the AIRLINE under this Agreement;

5.

Provide to MAC such adequate assurance of future performance under this Agreement as may be requested by MAC, including the procurement of a bond from a financially reputable surety covering any costs or damages incurred by MAC in the event that MAC, within five (5) years after assumption or assignment of this Agreement, exercises its rights to relet the Premises.

6.

In addition to the other rights of MAC hereunder, to the extent necessary, to effect its rights under Section VI.J of the Lease in any future bankruptcy involving AIRLINE pursuant to the doctrines of setoff and/or recoupment.

XII.	DISPUTE RESOLUTION

Except in respect to proceedings in unlawful detainer, in the event of any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, the parties shall use their best efforts to settle the dispute by negotiation. If MAC and AIRLINE are still unable to resolve their dispute, each agrees to consider submitting such dispute to mediation or other acceptable form of alternate dispute resolution.

XIII.	[INTENTIONALLY OMITTED]

XIV.	EVENTS OF DEFAULT; REMEDIES

A.	EVENTS OF DEFAULT

The occurrence and continuation of any one or more of the following shall constitute an event of default:

1.	AIRLINE fails to make payment in full when due of any rents, fees, charges or any other amount payable hereunder within five business days after its receipt of written notice thereof from MAC;

2.

AIRLINE shall fail to make any PFC remittance to MAC in a timely fashion and does not remedy such failure within five business days after its receipt of written notice thereof from MAC, or shall fail to timely comply with its PFC reporting requirements to the MAC and does not remedy such failure five business days after its receipt of written notice thereof from MAC, or any other entity, in connection with PFCs collected on behalf of MAC;

3.	AIRLINE fails to submit a Monthly Activity Report to MAC on or before the 10th day of each month and does not submit such report within five business days after notice of such failure from MAC;

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XIV. Events of Default; Remedies

AIRLINE shall make or permit any unauthorized assignment or transfer of this Agreement, or any interest herein, or of the right to use or possession of the Premises, or any part thereof, and AIRLINE does not remedy such situation five business days after its receipt of written notice thereof from MAC;

4.	Any insurance required by the terms hereof shall at any time not be in full force or effect;

5.

Failure of AIRLINE to perform, comply with, or observe, in any material respect, any other term, condition or covenant of this Agreement not identified elsewhere in Section A of this Article within thirty (30) days after receipt of notice from MAC of such failure, or for such longer period of time as may be reasonably necessary to cure the event of default, but only for such longer period if: (a) AIRLINE is reasonably capable of curing the event of default and (b) AIRLINE promptly and continuously undertakes to cure and diligently pursues the curing of the event of default at all times until such event of default is cured;

6.

Any representation or warranty of a material fact made by AIRLINE herein or in any certificate or statement furnished to the MAC pursuant to or in connection with this Agreement proves untrue in any material and adverse respect as of the date of issuance or making thereof;

7.

(a) AIRLINE shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to AIRLINE, or seeking to adjudicate AIRLINE a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to AIRLINE or any of its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for AIRLINE or for all or any substantial part of any of its property; or (b) AIRLINE shall make a general assignment for the benefit of its creditors; or (c) there shall be commenced against AIRLINE any case, proceeding or other action of nature referred to in clause (a) above or seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of any of its property, which case, proceeding or other action results in the entry of an order for relief or remains undismissed, unvacated, undischarged and unbonded for a period of sixty (60) days; or (d) AIRLINE shall take any action consenting to or approving of any of the acts set forth in clause (a) or (b) above; or (e) AIRLINE shall generally not, or shall be unable to, pay its debts as they become due or shall admit in writing its inability generally to pay its debts as they become due;

8.

Any unappealable money judgment, writ or warrant of attachment or similar process, or any combination thereof, that may reasonably materially and adversely impact AIRLINE’s operations hereunder and involves an amount in excess of $50,000,000 shall be entered or filed against the AIRLINE or any of its assets and shall remain undischarged, unvacated, unbonded and unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale or execution thereunder;

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XIV. Events of Default; Remedies

9.	Any act occurs that deprives AIRLINE permanently of any material right, power or privilege necessary for the conduct and operation of its Air Transportation Business; or

10.

If AIRLINE ceases to provide scheduled air service at the Airport for a period of thirty (30) consecutive days or abandons or fails to use its Exclusive Use Space for a period of thirty (30) consecutive days, except when such cessation or abandonment is due to the default of MAC or the circumstances described in Section IX.B.

B.	REMEDIES

If an event of default occurs hereunder, MAC, at its option, may at any time thereafter, do one or more of the following as MAC in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

1.	Declare all rents, fees and other charges payable hereunder, whether currently or hereafter accruing, to be immediately due and payable;

2.

Proceed by appropriate court action or actions, either at law or in equity, to enforce performance by AIRLINE of the applicable covenants and terms of this Agreement or to recover damages for the breach thereof;

Enter and take possession of the Premises, (and remove and store at AIRLINE’S cost any property including aircraft owned by parties other than AIRLINE) and/or the rights of the AIRLINE hereunder without such re-entry terminating AIRLINE’s obligations for the full Term hereof, which remedy shall be in addition to all other remedies at law or in equity, including action for forcible entry and lawful detainer, for ejectment or for injunction;

3.

Terminate all rights of AIRLINE under this Agreement (without terminating the continuing obligation of AIRLINE to fulfill its past and future obligation hereunder) and in such case AIRLINE further agrees to indemnify and hold harmless MAC against all loss in rents, fees, and charges and other damages which MAC shall incur by reason of such termination, including, without limitation, costs of restoring and repairing the Premises and putting the same in rentable condition, costs of reletting the Premises to another Airline (including without limitation AIRLINE improvement costs and related fees), loss or diminution of rents and other damage which MAC incurs by reason of such termination, and all reasonable attorneys’ fees and expenses incurred in enforcing the terms of this Agreement;

4.

In the event of any default hereunder, AIRLINE shall reimburse MAC for all reasonable fees and costs incurred by MAC, including reasonable attorneys’ fees, relating to such default and/or the enforcement of MAC’s rights hereunder; and

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XV. Termination

5.	Apply all Contract Security granted by AIRLINE to any unpaid obligations of AIRLINE hereunder.

XV.	TERMINATION

A.	TERMINATION BY MAC

This Agreement may be terminated by MAC pursuant to the provisions of Article XIV above and as otherwise specified in this Agreement.

B.	TERMINATION BY AIRLINE

1.

If MAC shall fail to perform, comply with, or observe, in any material respect, any term, condition or covenant of this Agreement within thirty (30) days after receipt of notice from AIRLINE of such failure, or for such longer period of time as may be reasonably necessary to cure the event of default but only for such longer period if: (a) MAC is reasonably capable of curing the event of default and (b) MAC promptly and continuously undertakes to cure and diligently pursues the curing of the event of default at all times until such event of default is cured, then AIRLINE, if not then in default beyond any applicable notice and cure period, may, without limiting any of its other rights and remedies against MAC, at its option cancel this Agreement and thereby terminate this Agreement.

2.

It is further understood and agreed that, at any time when AIRLINE is not then in default, it may cancel this Agreement on sixty (60) days’ notice in writing to MAC upon the happening of any one of the following events:

a.

Issuance by any court of competent jurisdiction of an injunction in any way preventing or restraining the use of the Airport or any part thereof essential for AIRLINE’s operations hereunder and the remaining in force of such injunction for a period of at least ninety (90) days. Inability of the AIRLINE to use the Airport or any part thereof essential for AIRLINE’s operations hereunder for a period of not less than ninety (90) days because of fire, explosion, earthquake, or other casualty or acts of God or the public enemy, unless within sixty (60) days of the casualty, MAC gave AIRLINE written notice of its intention to repair or reconstruct, as provided in Section IX.A. herein.

b.

The lawful assumption by the United States of America or any authorized agency thereof of the operation, control, or use of the Airport and the facilities thereon or any substantial part or parts thereof, in such manner as substantially to restrict AIRLINE for a period of not less than ninety (90) days from operating thereon for the carrying of passengers, cargo, express, property, and United States mail.

c.

Termination or the suspension or substantial modification for a period of not less than ninety (90) days of the operating authority of the AIRLINE to serve the Minneapolis-St. Paul metropolitan area through the Airport by final order of the DOT or other governmental agency, federal or state, having jurisdiction over the AIRLINE.

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XVI. General Provisions

3.

If any of the foregoing continues for a period of less than ninety (90) days, AIRLINE shall have the right upon written notice to MAC to abatement of rents, fees and charges to the extent and for the period that AIRLINE is unable to carry on its operations hereunder.

C.	TERMINATION BY GOVERNMENT TAKING

If the Premises, or any portion thereof, shall be taken by governmental authority through exercise of its power of eminent domain or other authority justifying such taking, the Agreement shall terminate with respect to such portion of the Premises and the rents, fees and charges in respect to the Premises shall cease as of the date possession is taken by the taking authority, and MAC shall be entitled to all damages payable by reason of taking, subject to the claim of AIRLINE for the value of its leasehold, which claim or claims as to validity and amount shall be a matter for determination between AIRLINE and MAC, and if AIRLINE and MAC cannot reach a determination, then by the court having jurisdiction of such proceeding, provided that nothing herein contained shall preclude AIRLINE from asserting any claims or rights it may have against such governmental authority as to its separate property, leasehold improvements, and trade fixtures.

XVI.	GENERAL PROVISIONS

A.	INTERPRETATION

Nothing herein shall be construed or interpreted in any manner whatsoever as limiting, relinquishing or waiving MAC’s right of control over the operation of the Airport, and it is understood and agreed that this Agreement is entered into in recognition of the aforesaid rights and functions of MAC. Subject to the foregoing, this Agreement and the rights of the parties hereunder shall be interpreted in the light of the following:

1.	Severability

If any covenant, condition or provision herein is held to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such covenant, condition or provision shall be deemed amended to conform to applicable laws so as to be valid or enforceable or, if it cannot be so amended without materially altering the intention of the parties, it shall be stricken. If stricken, all other covenants, conditions and provisions of this Agreement shall remain in full force and effect provided that the striking of such covenants, conditions or provisions does not materially prejudice either MAC or AIRLINE in either of their respective rights and obligations contained in the valid covenants, conditions or provisions of this Agreement.

2.	No Oral Agreements

All agreements related to the conditions, agreements, and understandings between the parties concerning the use and occupancy of the Airfield, Terminal Apron, Terminal 1, and Terminal 2 shall be in writing, duly authorized and executed by the respective parties and may not be amended, changed, modified, or altered without the written consent of the parties hereto. Nothing herein shall preclude the adoption and enforcement of MAC Rules and Regulations and Ordinances and MAC Policies including but not limited to, Ordinance 115, MSP Field Rules, and Terminal 2 Operating Procedures.

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XVI. General Provisions

B.	COMPLIANCE WITH LAW

1.

AIRLINE shall not use the Airport or any part thereof, or knowingly permit the same to be used by any of its employees, officers, agents, subtenants, invitees, or licensees for any illegal purposes. AIRLINE shall, at all times during the Term of this Agreement, comply with all applicable regulations, ordinances, and laws of any Municipal, County, or State government or of the U.S. Government, and of any political division or subdivision or agency, authority, or commission thereof which may have jurisdiction to pass laws or ordinances or to make and enforce rules or regulations with respect to the uses hereunder of the Premises (and, to the extent not in conflict with the foregoing, MAC’s Rules and Regulations and Ordinances). AIRLINE agrees to indemnify, defend, and hold MAC harmless from any and all costs incurred by MAC with respect to AIRLINE’s failure to comply with any applicable lawful regulations, ordinances, and laws of any Municipal, County, or State government or of the U.S. Government, and of any political division or subdivision or agency, authority, or commission thereof which may have jurisdiction to pass laws or ordinances or to make and enforce rules or regulations with respect to the uses hereunder of the Premises (and, to the extent not in conflict with the foregoing, MAC’s Rules and Regulations and Ordinances) as and to the extent required under the general indemnity set forth in Section X.A. hereof. Notwithstanding the foregoing, nothing in this Agreement is intended to waive AIRLINE’S right to challenge the authority or legality of a law, ordinance or regulation.

2.	At all times during the Term of this Agreement, AIRLINE shall, in connection with its activities and operations at the Airport:

a.

Comply with and conform to all present and future applicable lawful statutes and ordinances, and regulations promulgated thereunder, of all Federal, State, and other government bodies of competent jurisdiction that apply to or affect, either directly or indirectly, AIRLINE or AIRLINE’s operations and activities under this Agreement. AIRLINE shall comply with all applicable provisions of the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 and federal regulations promulgated thereunder 28 C.F.R. parts 35, 36, and 37.

b.

Make, at its own expense, all non-structural improvements, repairs, and alterations to its Exclusive Use Space and Preferential Use Space (subject to prior written approval of MAC), equipment, and personal property that are required to comply with or conform to any of such statutes and ordinances.

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XVI. General Provisions

c.

Reimburse MAC for AIRLINE’s proportionate share of all non-structural improvements, repairs, and alterations to its Joint Use Space that are required to comply with or conform to any of such statutes and ordinances.

d.	At all times during the Term of this Agreement, AIRLINE shall be an independent contractor.

e.

AIRLINE shall be solely and fully responsible for ensuring that Airline’s operations, wherever they may occur at the Airport, and any improvements made by AIRLINE pursuant to this Agreement, shall comply with the applicable provisions of Title II and Title III of the Americans with Disabilities Act, 42 U.S.C. §§ 12101 et seq., as amended from time to time (“ADA”), and the Air Carrier Access Act, 49 U.S.C. § 41705, as amended from time to time (“ACAA”), including without limitation any obligation to provide boarding and deplaning assistance at the Airport. In the event of a violation of or non-compliance with the applicable provisions of Title II or III of the ADA or the ACAA, AIRLINE shall develop a work plan to correct such violation or non-compliance. MAC’s approval of or acceptance of any aspect of AIRLINE’s activities under this Agreement shall not be deemed or construed in any way as a representation that such item, activity or practice complies with the ADA or the ACAA. MAC shall comply with the ADA and the ACAA as applicable to any facilities constructed by MAC and any improvements made by MAC at the Airport as well as any operations, services, or procedures offered or controlled by MAC.

3.	Compliance with Environmental Laws

AIRLINE shall keep and maintain and shall conduct its operations on the Airport in connection with this Agreement, in full compliance with all applicable Environmental Laws. AIRLINE shall further ensure that its employees, agents, contractors and subcontractors occupying or present on the Airport in connection with this Agreement, and any other invitees or persons conducting any activities on the Airport under the control of AIRLINE in connection with this Agreement comply with all applicable Environmental Laws. By virtue of its operational control of the Premises, AIRLINE shall be fully responsible for obtaining in AIRLINE’S name all necessary permits or other approvals under the Environmental Laws and shall have full responsibility for signing and submitting any necessary applications, forms, documentation, notifications or certifications relating thereto. Upon request of MAC, AIRLINE shall provide copies to MAC of any such applications, forms, documents, notifications or certifications.

C.	ADDITIONAL FEDERAL REQUIREMENTS

1.	General Civil Rights Provisions

AIRLINE agrees to comply with pertinent statutes, Executive Orders and such rules as are promulgated to ensure that no person shall, on the grounds of race, creed, color, national origin, sex, age, or disability be excluded from participating in any activity conducted with or benefiting from Federal assistance. If AIRLINE transfers its obligation to another, the transferee is obligated in the same manner as AIRLINE.

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XVI. General Provisions

This provision obligates AIRLINE for the period during which the property is owned, used or possessed by AIRLINE and the Airport remains obligated to the Federal Aviation Administration. This provision is in addition to that required by Title VI of the Civil Rights Act of 1964.

2.	Compliance with Nondiscrimination Requirements

During the performance of this Agreement, AIRLINE, for itself, its assignees, and successors in interest (hereinafter referred to as the “AIRLINE”) agrees as follows:

a.

Compliance with Regulations: AIRLINE (hereinafter includes consultants) will comply with the Title VI List of Pertinent Nondiscrimination Acts and Authorities, as they may be amended from time to time, which are herein incorporated by reference and made a part of this Agreement.

b.

Nondiscrimination: AIRLINE, with regard to the work performed by it during the Agreement, will not discriminate on the grounds of race, color, or national origin in the selection and retention of subcontractors, including procurements of materials and leases of equipment. AIRLINE will not participate directly or indirectly in the discrimination prohibited by the Nondiscrimination Acts and Authorities, including employment practices when the Agreement covers any activity, project, or program set forth in Appendix B of 49 CFR part 21.

c.

Solicitations for Subcontracts, Including Procurements of Materials and Equipment: In all solicitations, either by competitive bidding, or negotiation made by AIRLINE for work to be performed under a subcontract, including procurements of materials, or leases of equipment, each potential subcontractor or supplier will be notified by AIRLINE of AIRLINE’S obligations under this Agreement and the Nondiscrimination Acts and Authorities on the grounds of race, color, or national origin.

d.

Information and Reports: AIRLINE will provide all information and reports required by the Acts, the Regulations, and directives issued pursuant thereto and will permit access to its books, records, accounts, other sources of information, and its facilities as may be determined by MAC or the Federal Aviation Administration to be pertinent to ascertain compliance with such Nondiscrimination Acts and Authorities and instructions. Where any information required of AIRLINE is in the exclusive possession of another who fails or refuses to furnish the information, AIRLINE will so certify to MAC or the Federal Aviation Administration, as appropriate, and will set forth what efforts it has made to obtain the information.

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XVI. General Provisions

e.

Sanctions for Noncompliance: In the event of AIRLINE’S noncompliance with the nondiscrimination provisions of this Agreement, MAC will impose such contract sanctions as it or the Federal Aviation Administration may determine to be appropriate, including, but not limited to:

1)	Withholding payments to AIRLINE under the Agreement until AIRLINE complies; and/or

2)	Cancelling, terminating, or suspending the Agreement, in whole or in part.

f.

Incorporation of Provisions: AIRLINE will include the provisions of subparagraphs (a) through (f) in every subcontract, including procurements of materials and leases of equipment, unless exempt by the Acts, the Regulations and directives issued pursuant thereto. AIRLINE will take action with respect to any subcontract or procurement as the sponsor or the Federal Aviation Administration may direct as a means of enforcing such provisions including sanctions for noncompliance. Provided, that if AIRLINE becomes involved in, or is threatened with litigation by a subcontractor, or supplier because of such direction, AIRLINE may request MAC to enter into any litigation to protect the interests of MAC. In addition, AIRLINE may request the United States to enter into the litigation to protect the interests of the United States.

3.	Title VI Clauses for Transfer of Real Property Acquired or Improved Under the Airport Improvement Program

a.

AIRLINE, for itself, its heirs, personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree as a covenant running with the land that:

1)

In the event facilities are constructed, maintained, or otherwise operated on the property described in this Agreement for a purpose for which a Federal Aviation Administration activity, facility, or program is extended or for another purpose involving the provision of similar services or benefits, AIRLINE will maintain and operate such facilities and services in compliance with all requirements imposed by the Nondiscrimination Acts and Regulations listed in the Pertinent List of Nondiscrimination Authorities (as may be amended) such that no person on the grounds of race, color, or national origin, will be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of said facilities.

b.

With respect to this Agreement, in the event of breach of any of the above Nondiscrimination covenants, MAC will have the right to terminate the Agreement and to enter, re-enter, and repossess said lands and facilities thereon, and hold the same as if the (lease, license, permit, etc.) had never been made or issued.

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XVI. General Provisions

4.	Clauses for Construction/Use/Access to Real Property Acquired Under the Activity, Facility or Program

a.

AIRLINE, for itself, its heirs, personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree, as a covenant running with the land, that (1) no person on the ground of race, color, or national origin, will be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of said facilities, (2) that in the construction of any improvements on, over, or under such land, and the furnishing of services thereon, no person on the ground of race, color, or national origin, will be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination, (3) that the lessee will use the premises in compliance with all other requirements imposed by or pursuant to the List of Nondiscrimination Acts and Authorities.

b.

With respect to this Agreement, in the event of breach of any of the above nondiscrimination covenants, MAC will have the right to terminate the lease and to enter or re-enter and repossess said land and the facilities thereon, and hold the same as if said Agreement had never been made or issued.

5.	Title VI List of Pertinent Nondiscrimination Acts and Authorities

During the performance of this Agreement, AIRLINE, for itself, its assignees, and successors in interest (hereinafter referred to as the “AIRLINE”) agrees to comply with the following nondiscrimination statutes and authorities; including but not limited to:

•	Title VI of the Civil Rights Act of 1964 (42 USC § 2000d et seq., 78 stat. 252) (prohibits discrimination on the basis of race, color, national origin);

•	49 CFR part 21 (Non-discrimination in Federally-assisted programs of the Department of Transportation—Effectuation of Title VI of the Civil Rights Act of 1964);

•

The Uniform Relocation Assistance and Real Property Acquisition Policies Act of 1970, (42 USC § 4601) (prohibits unfair treatment of persons displaced or whose property has been acquired because of Federal or Federal-aid programs and projects);

•	Section 504 of the Rehabilitation Act of 1973 (29 USC § 794 et seq.), as amended (prohibits discrimination on the basis of disability); and 49 CFR part 27;

•	The Age Discrimination Act of 1975, as amended (42 USC § 6101 et seq.) (prohibits discrimination on the basis of age);

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XVI. General Provisions

•	Airport and Airway Improvement Act of 1982 (49 USC § 471, Section 47123), as amended (prohibits discrimination based on race, creed, color, national origin, or sex);

•

The Civil Rights Restoration Act of 1987 (PL 100-209) (broadened the scope, coverage and applicability of Title VI of the Civil Rights Act of 1964, the Age Discrimination Act of 1975 and Section 504 of the Rehabilitation Act of 1973, by expanding the definition of the terms “programs or activities” to include all of the programs or activities of the Federal-aid recipients, sub-recipients and contractors, whether such programs or activities are Federally funded or not);

•

Titles II and III of the Americans with Disabilities Act of 1990, which prohibit discrimination on the basis of disability in the operation of public entities, public and private transportation systems, places of public accommodation, and certain testing entities (42 USC §§ 12131 – 12189) as implemented by U.S. Department of Transportation regulations at 49 CFR parts 37 and 38;

•	The Federal Aviation Administration’s Nondiscrimination statute (49 USC § 47123) (prohibits discrimination on the basis of race, color, national origin, and sex);

•

Executive Order 12898, Federal Actions to Address Environmental Justice in Minority Populations and Low-Income Populations, which ensures nondiscrimination against minority populations by discouraging programs, policies, and activities with disproportionately high and adverse human health or environmental effects on minority and low-income populations;

•

Executive Order 13166, Improving Access to Services for Persons with Limited English Proficiency, and resulting agency guidance, national origin discrimination includes discrimination because of limited English proficiency (LEP). To ensure compliance with Title VI, you must take reasonable steps to ensure that LEP persons have meaningful access to your programs (70 Fed. Reg. at 74087 to 74100);

•	Title IX of the Education Amendments of 1972, as amended, which prohibits you from discriminating because of sex in education programs or activities (20 USC 1681 et seq).

6.

AIRLINE, by accepting this Agreement, agrees for itself and its successors and assigns that it will not make use of the Airport premises in any manner which might interfere with the landing and taking off of aircraft from the Airport or otherwise constitute a hazard. In the event the aforesaid covenant is breached, MAC reserves the right to enter upon the Airport premises and cause the abatement of such interference at the expense of AIRLINE.

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XVI. General Provisions

7.

AIRLINE, by accepting this Agreement, expressly agrees for itself and its successors and assigns that it will not erect nor permit the erection of any structure or object, nor permit the growth of any tree on the Airport premises, above the main sea level elevation that would exceed FAR Part 77 standards or elevations affecting the Airport navigable airspace. In the event the aforesaid covenants are breached, MAC reserves the right to enter upon the permitted premises and to remove the offending structure or object and cut the offending tree, all of which shall be at the expense of AIRLINE.

D.	ECONOMIC NONDISCRIMINATION

AIRLINE agrees to furnish service on a reasonable, and not unjustly discriminatory basis to all users thereof, and to charge reasonable, and not unjustly discriminatory prices for each unit or service, provided that AIRLINE may be allowed to make reasonable and nondiscriminatory discounts, rebates, or other similar types of price reductions to volume purchasers.

E.	GRANTING OF MORE FAVORABLE TERMS

MAC covenants and agrees not to enter into any lease, contract, or agreement with any other Airline making use of the Airport with more favorable terms, rates or charges or which unjustly discriminates against AIRLINE’s use of the Airport, unless the same rights, privileges, terms, rates, charges and concessions are concurrently and automatically made available to AIRLINE. Without limiting the generality thereof, the foregoing shall not be construed to limit the right of MAC to enter into agreement with any other Airline at varying terms, rates, and conditions for leasing hangars and ground areas.

F.	CONSENTS, APPROVALS, AND NOTICES

1.

Wherever in this Agreement the consent or approval of MAC or AIRLINE is required, such consent or approval shall mean the consent or approval of the Executive Director in writing on behalf of MAC and a representative designated by AIRLINE in writing on behalf of AIRLINE.

2.

All notices required by this Agreement shall be in writing and shall be given by registered or certified mail by depositing the same in the U.S. mail in the continental United States, postage prepaid, return receipt requested, or by personal or courier delivery or by reputable overnight courier or by email with proof of delivery or receipt. Either party shall have the right, by giving written notice to the other, to change the address at which its notices are to be received. Notice shall be given to:

a.	MAC:

Director of Commercial Management and Airline Affairs Metropolitan

Airports Commission

6040 28th Avenue South

Minneapolis MN 55450

If by email, to the email address of the current Director of Commercial Management and Airline Affairs.

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XVI. General Provisions

b.	AIRLINE:

[as set forth below

in AIRLINE’s

signature page hereto]

If by email, to the email address of the employee designated by AIRLINE.

c.	If notice is given in another manner or place, it shall also be given at the place and in the manner specified above.

d.

The effective date of such notice, consent, or approval shall be the date of the receipt as shown by the U.S. Postal Service Return Receipt or the courier receipt, the email confirmation, or the date personal delivery is certified, unless provided otherwise in this Agreement.

G.	WAIVER

1.

Waiver of any provision of this Agreement by either party shall not be deemed binding unless such waiver is in writing, signed by the party making the waiver and addressed to the other party, nor shall any custom or practice which may evolve between the parties in the administration of the terms of this Agreement be construed to waive or lessen the right of either party to insist upon the performance of the other party in strict accordance with the terms of this Agreement.

2.

Waiver by either party of breach of any covenant, condition, or agreement herein by the other party shall not operate as a waiver of any subsequent breach by such other party or release such other party from its obligation under the terms of the Agreement.

H.	APPLICABLE LAW AND FORUM SELECTION

1.

This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the State of Minnesota, and the Rules and Regulations and Ordinances of MAC as well as applicable federal law.

2.

Subject to Article XII, any cause of action, claim, suit, demand, or other case, or controversy arising from or related to this Agreement shall only be brought in a state district court located in the county of Hennepin, Minnesota or in a federal district court located in Minnesota. The parties irrevocably admit themselves to, and consent to, the jurisdiction of either or both of said courts. The provisions of this Section shall survive the termination of this Agreement.

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XVI. General Provisions

I.	SUCCESSORS

All covenants, stipulations, and agreements in this Agreement shall extend to and bind the legal representatives, successors, and assigns of the respective parties hereto.

J.	INSPECTION

1.

MAC shall have the right, but not the obligation or duty, to inspect AIRLINE’s operations at all reasonable times and upon reasonable prior written notice to AIRLINE, for any purpose connected with this Agreement, in the exercise of MAC’s governmental functions, for the purpose of determining whether AIRLINE is fulfilling the obligations imposed on it under the provisions of this Agreement.

2.

If inspection reveals that AIRLINE is not fulfilling such obligations or any thereof, and MAC has sent AIRLINE written notice to that effect, and AIRLINE has not within thirty (30) days proceeded to the fulfillment thereof, MAC may proceed to do the work necessary to such fulfillment, and AIRLINE shall reimburse MAC in the amount of the cost thereof plus a 15 percent administrative charge.

3.

The failure of MAC to inspect or monitor or give AIRLINE notice of a default or a notice of a hazardous or unsafe condition with respect to AIRLINE’s operations under this Agreement shall not release AIRLINE from its liability to perform its obligations under this Agreement or impose any liability on MAC.

4.

AIRLINE shall have the right to inspect the Airport or any part thereof at any reasonable time, upon request to the Executive Director and the granting of such request by the Executive Director, such request not to be unreasonably denied, and the Executive Director or the Executive Director’s representative shall accompany AIRLINE’s representative on any and all inspections.

K.	QUIET ENJOYMENT

So long as AIRLINE is not in default in its obligations hereunder, MAC covenants and agrees that AIRLINE shall have, hold and enjoy peaceful and uninterrupted possession of all of the Premises and of its rights to operate in, to and from the Airport as hereby granted.

L.	NON-LIABILITY OF AGENTS AND EMPLOYEES

1.

No member, officer, agent, director, or employee of MAC or AIRLINE shall be charged personally or held contractually liable by or to the other party under any term or provision of this Agreement or because of any breach thereof or because of its or their execution or attempted execution.

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XVI. General Provisions

2.

AIRLINE expressly agrees that MAC shall not be liable to AIRLINE, its contractors, agents, officers, employees, passengers, or invitees for personal injury or for any loss or damage to real or personal property occasioned by flood, fire, earthquake, lightning, windstorm, hail, explosion, riot, strike, civil commotion, aircraft, smoke, vandalism, malicious mischief, or acts of civil authority, or other casualty except to the extent caused by the negligence or willful misconduct of MAC, its contractors, subcontractors, agents or any of their employees or officers.

3.

MAC expressly agrees that AIRLINE shall not be liable to MAC, its contractors, agents, officers, employees, or invitees for personal injury or for any loss or damage to real or personal property occasioned by flood, fire, earthquake, lightning, windstorm, hail, explosion, riot, strike, civil commotion, aircraft, smoke, vandalism, malicious mischief, or acts of civil authority, or other casualty except to the extent caused by the negligence or willful misconduct of AIRLINE, its contractors, subcontractors, agents or any of their employees or officers.

4.	The provisions of this Section shall survive the termination of this Agreement.

M.	NO PARTNERSHIP OR AGENCY

Nothing contained in this Agreement is intended or shall be construed in any respect to create or establish any relationship other than that of lessor and lessee, and nothing herein shall be construed to establish any partnership, joint venture or association or to make AIRLINE the general representative or agent of MAC for any purpose whatsoever.

N.	SECURITY

In conjunction with AIRLINE’s operations at Airport, reasonable access shall be made available for both persons and vehicles to AIRLINE’s aircraft parked in designated parking areas via Terminal 1 or Terminal 2 doors, field access gates, passenger loading bridges, and the ramp gates to the SIDA, AOA, or other defined security area. In order to maintain the security of restricted areas on Airport, AIRLINE will be responsible for the control of persons and vehicles entering the SIDA via the ramp gates to and from AIRLINE’s aircraft. AIRLINE agrees to implement and maintain security measures with respect to access control to and from AIRLINE’s aircraft and with respect to the use of the SIDA, as required by federal regulations. Such security measures shall be reduced to writing and be provided to the Airport Security Coordinator. AIRLINE agrees to implement and maintain, as a minimum, the following security measures concerning access control to and from the SIDA:

1.	During all hours, access points to the SIDA shall be secured and locked.

2.	AIRLINE and its agents shall challenge any persons not recognized as being authorized to have access to the SIDA from AIRLINE’s operations.

3.	AIRLINE and its agents shall restrict the activities of its employees who are authorized to be in the SIDA to that portion of the SIDA in which AIRLINE is authorized to operate.

MSP Airline Agreement 1-1-19

XVI. General Provisions

4.

AIRLINE and its agents are responsible for ensuring that personnel are trained in the security procedures described in this Agreement and in all other security procedures, Rules and Regulations and Ordinances developed by MAC. MAC may require attendance at courses conducted by MAC.

5.

AIRLINE and its agents shall not allow any unescorted person into the SIDA unless that person has a valid Airport identification badge. Identification badges shall not be considered valid unless the color code of the badge corresponds with the location in which such person may enter, as designated by MAC. People who do not have valid identification badges to be present on the SIDA shall be escorted at all times they are present on the SIDA by a person with a valid identification badge and valid escort endorsement. Issuance of AOA SIDA identification badges shall be made only by MAC and shall be at the sole discretion of MAC. Airport identification badges shall be denied to people not meeting security requirements.

6.

AIRLINE and its agents shall abide by the Airport’s security program and comply with applicable security procedures including, but not limited to, the wearing of security identification badges by AIRLINE’s and its agents’ personnel and clearly identifying each of AIRLINE’s vehicles by placing AIRLINE’s company or agent’s name on each vehicle, and fully comply with any vehicle identification or licensing system adopted by MAC.

7.	AIRLINE and its agents shall immediately notify the Airport Police of any suspicious activities observed in or about the SIDA.

8.	Any unresolved questions concerning Airport security shall be directed to the Airport Security Coordinator.

9.

AIRLINE further agrees to reimburse MAC for any penalties or fines levied against MAC by the FAA, Transportation Security Administration, or Customs and Border Patrol due to AIRLINE’s or its agents’ failure to abide by any applicable security measures.

10.

The Airport Security Coordinator or his or her designated alternate will periodically evaluate compliance with this Section. Failure of AIRLINE to fully comply with the procedures set forth in this Section shall be sufficient grounds for MAC to immediately take any and all necessary corrective measures until security that is acceptable to MAC is restored. AIRLINE shall pay any costs of such corrective measures, plus an administrative fee of fifteen percent (15%) of such costs.

11.

AIRLINE must immediately return each MAC-issued security identification badge to the airport badging office upon expiration of badge or upon termination of badgeholder’s employment or contract. Further, AIRLINE must promptly report any loss or theft of an individual’s MAC-issued security identification, the termination of any badgeholder whose security identification is not recovered; or the suspension of any badgeholder.

MSP Airline Agreement 1-1-19

XVI. General Provisions

12.	AIRLINE must comply within established timelines with any security audits conducted by the MAC including audits of airport-issued security badges.

13.	AIRLINE and AIRLINE contractors must comply with the applicable provisions of MAC Ordinance 117 (or as amended).

O.	SUBORDINATION TO AGREEMENTS WITH THE U.S. GOVERNMENT

This Agreement shall be subordinate and subject to the terms of any existing or future agreement between MAC and the United States, relative to the development, operation, or maintenance of the Airport, including but not limited to “Sponsor’s Grant Assurances” or like agreement that has been or may be furnished by MAC to the United States of America, its boards, commissions, or agencies, including without limitation the FAA, or any other agreement that is required by applicable laws as a condition precedent to receiving Federal financial assistance for development of the Airport and other Airport programs and activities. In the event that the FAA or its successors require any modifications or changes in this Agreement as a condition precedent to the granting of funds for the further improvement of the Airport or otherwise complying with the MAC’s assurances or like agreements, AIRLINE shall not withhold its consent to such amendments, modifications, revisions, supplements or deletions of any of the terms, conditions or requirements of this Agreement as may reasonably be required to obtain such funds. MAC agrees to provide AIRLINE with advance written notice of any provisions that would adversely modify the material terms of this Agreement.

This Agreement and all the provisions hereof shall be subject to whatever right the United States Government now has or in the future may acquire affecting the control, operation, regulation, and taking over of said Airport or the exclusive or non-exclusive use of the Airport by the United States during the time of war or national emergency.

P.	PFC ACT AND ASSURANCES

1.

Notwithstanding anything to the contrary in this Agreement, no provision of this Agreement shall impair the authority of MAC to impose a Passenger Facility Charge or to use the Passenger Facility Charge revenue as provided in the Aviation Safety and Capacity Expansion Act of 1990, 49 U.S.C. § 40117 (the “PFC Act”).

2.

AIRLINE acknowledges that MAC has given to the United States of America, acting by and through the FAA, certain assurances set forth in the PFC Act and implementing regulations at 14 C.F.R. Part 158 (“PFC Assurances”), and AIRLINE agrees that this Agreement shall be subordinate and subject to the PFC Assurances.

3.

In the event that the FAA or its successors require any modifications or changes in this Agreement as a condition precedent to the collection of PFCs or otherwise complying with the PFC Act, AIRLINE shall not withhold its consent to such amendments, modifications, revisions, supplements or deletions of any of the terms, conditions or requirements of this Agreement as may reasonably be required to collect PFCs or comply with the PFC Act. MAC agrees to provide AIRLINE with advance written notice of any provisions that would adversely modify material terms of this Agreement.

MSP Airline Agreement 1-1-19

XVI. General Provisions

Q.	NO EXCLUSIVE RIGHT

Nothing herein contained shall be deemed to grant to AIRLINE any exclusive right or privilege within the meaning of Section 308 of the Federal Aviation Act for the conduct of any activity on the Airport.

R.	CONCERNING DEPRECIATION AND INVESTMENT CREDIT

Neither AIRLINE nor any successor of AIRLINE under this Agreement may claim depreciation or an investment credit under the Internal Revenue Code of 1986, as amended (the “Code”), with respect to the Premises. AIRLINE represents as an irrevocable election under Code Section 142(b)(1)(B) that it will not claim such depreciation or investment credit with respect to the Premises. MAC acknowledges this AIRLINE representation and election as part of its books and records.

S.	ATTORNEYS’ FEES

In any action brought by either party for the enforcement of any provisions of this Agreement, the party prevailing in said action shall be entitled to recover reasonable attorney’s fees from the other party, unless the court shall otherwise award.

T.	SAVINGS

MAC and AIRLINE acknowledge that they have thoroughly read this Agreement, including all exhibits thereto, and have sought and received whatever competent advice and counsel was necessary for them to form a full and complete understanding of all rights and obligations herein. MAC and AIRLINE further acknowledge that this Agreement is the result of extensive negotiations between them and that this Agreement shall not be construed against either party by reason of that party’s preparation of all or part of this Agreement.

U.	MASTER TRUST INDENTURES

1.	Subordination of Facilities Construction Credits

The obligations of MAC under this Agreement, if any, which constitute Facilities Construction Credits or other forms of rental credits, are made subject and subordinate to the terms and payment provisions of the MAC revenue obligations issued pursuant to Minnesota Statutes, § 473.608, Subd. 12a., and the terms and provisions of Senior Trust Indenture which controls the issuance of such obligations, including MAC’s obligation to meet its rate covenants under the Trust Indentures.

MSP Airline Agreement 1-1-19

XVI. General Provisions

2.	Airline Cooperation

a.

The AIRLINE agrees that it will cooperate with MAC, the underwriters and their counsel to satisfy any ongoing disclosure requirements necessary under applicable law in order to market the MAC revenue obligations, including provision of annual reports of AIRLINE or any parent.

b.	AIRLINE shall cooperate with MAC and the underwriters of MAC’s revenue obligations so that the provisions of Rule 15c2-12 of the Securities Exchange Act of 1934, as amended, are complied with.

V.	AIRLINE SPECIFIC PROVISIONS

Exhibit Z (if applicable) is hereby incorporated into this Agreement by reference.

MSP Airline Agreement 1-1-19

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers on the dates below.

METROPOLITAN AIRPORTS COMMISSION

By:	/s/ Eric L. Johnson
Eric L. Johnson

Director
Its:	Commercial Management & Airline Affairs

Date:	April 23, 2019

MN AIRLINES, LLC d/b/a SUN COUNTRY AIRLINES

By:	/s/ Jude Bricker
Jude Bricker

Its:	President & CEO

Date:

Notice Address: Sun Country Airlines Attn: General Counsel 1300 Corporate Center Curve Eagan, MN 55121

MSP Airline Agreement 1-1-19

STATE OF MINNESOTA	)
)SS
COUNTY OF HENNEPIN	)

This instrument was acknowledged before me on the 23rd day of April, 2019, by Eric L. Johnson as the authorized representative of the Metropolitan Airports Commission.

(Notary Seal)	/s/ Karen Racek
Notary Public

STATE OF Minnesota	)
)SS
COUNTY OF Dakota	)

This instrument was acknowledged before me on the 16th day of April, 2019, by Jude Bricker the President & CEO of MN Airlines, LLC.

(Name)	(Title)	(Corporation)

(Notary Seal)	/s/ Victoria Rene Palpant
Notary Public

EXHIBIT A
January 1, 2019

DESIGN CRITICAL AIRCRAFT
RUNWAY END / DISPLACED THRESHOLD COORDINATES
MINNEAPOLIS
SAINT PAUL
RICHFIELD
BLOOMINGTON
NATIONAL CEMETERY
GUN CLUB LAKE
AIRPORT DATA
DIMENSIONS LESS THAN CRITERIA
LEGEND
DECLARED DISTANCES
RUNWAY DATA
BENCH MARKS
MINNEAPOLIS-ST. PAUL INTERNATIONAL AIRPORT
WOLD-CHAMBERLAIN FIELD
AIRPORT LAYOUT PLAN
Metropolitan Airports Commission
ISSUED AS ASBUILT UPDATE
ISSUED AS ASBUILT UPDATE
NO. DATE DESCRIPTION

DESIGN CRITICAL AIRCRAFT RUNWAY END DISPLACED THRESHOLD COORDINATES

E HIBIT B ANUARY 1, 2019 100 FIELD RUNWAY 50 FIELD RUNWAY 50 ROADS 33.3 FIELD RUNWAY 66. MIDFIELD TENANTS 91.5 FIELD RUNWAY .5 MIDFIELD TENANTS PROPERTY LINE INFORMATION NOT ERIFIED

RWY 8200' x 150'
RWY 10,000' x 200'
30R DEICING PAD
30L DEICING PAD
SHEET 13 & 14 of 28
SHEET 15 & 16 of 28
SHEET 17 of 28
SHEET 17,18 & 19 of 28
SHEETS 11 & 12 of 28
SHEETS 2,3,4 & 5 of 28
SHEETS 9 & 10 of 28
SHEET 24 ,25,26,27& 28 of 28
SHEET 22 & 23 of 28
SHEET 8 of 28
Lindbergh Terminal
Green Parking Ramp
Gold Parking Ramp
Parking Expansion Rental Auto Companies)
POST OFFICE
Bldg "B"
Maroon Parking Ramp
EMC
N. 58° 38' 58" W. TRUE
N. 58° 38' 28" W. TRUE
EL. 827.5 LOW PT. (4-22)
EL. 824.3
EXIST. 200' DISP. THRHLD 120+30.0 EL. 819.8
122+30.0 EL. 819.5 (LOW PT.)
121+00 EL. 814.4 (LOW PT.)
BLAST FENCE
ROFA
LOC
PAPI

EXHIBIT C

Date : JANUARY 1, 2019

Page 1 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
3H — SPACE CATEGORY
635 — ROOM NUMBER
NJ // — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title TERMINAL BUILDING

Area

FM002

EXHIBIT C

Date : JANUARY 1, 2019

Page 2 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
2A — SPACE CATEGORY
635 — ROOM NUMBER
NJ /J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
MAIN TERMINAL BASEMENT PLAN

FM100

VALET EXIT
UP
VALET ENTRY
DOWN
OUTBOUND ROADWAY
INBOUND ROADWAY
"D" STREET

EXHIBIT C

Date : JANUARY 1, 2019

Page 3 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
2A — SPACE CATEGORY
835 — ROOM NUMBER
NJ /J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
MAIN TERMINAL BAGGAGE CLAIM

FM101

MAIN LEVEL PLAN: MAIN TERMINAL BUILDING
KEY PLAN
SCALE:
A
B
C
D
E
F
G

EXHIBIT C

Date : JANUARY 1, 2019

Page 4 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
2A — SPACE CATEGORY
— ROOM NUMBER
NJ — FINISH (RATE) NON-JANITORED OR JANITORED
— AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
MAIN TERMINAL TICKETING LEVEL

FM102

EXHIBIT C

Date : JANUARY 1, 2019
Page 5 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

1 MEZZANINE LEVEL PLAN: MAIN TERMINAL BUILDING

A
B
C
D
E
F
G
SCALE
KEY PLAN

HOST — TENANT NAME
3H — SPACE CATEGORY
635 — ROOM NUMBER
NJ — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A–F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H–V	NON-AIRLINE	MISC. SPACE
4A–Z	NON-AIRLINE	MISC SPACE
5		MECHANICAL
6		UNOCCUPIED SPACE (SHOWN HATCHED)
7A		INT'L ARRIVALS PROCESSING
7B		INT'L ARRIVALS OFFICE
7C		INT'L ARRIVALS TOILET
7D		INT'L ARRIVALS MECH
J		JANITORED SPACE
NJ		NON-JANITORED SPACE

MINNEAPOLIS/ST.PAUL
INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
MAIN TERMINAL
MEZZANINE

FM103

① MAIN LEVEL PLAN: CONCOURSE G

OUTBOUND ROADWAY
A
B
C
D
E
F
G
KEY PLAN
SCALE

② GROUND LEVEL PLAN: CONCOURSE G

EXHIBIT C

Date : JANUARY 1, 2019

Page 6 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
2A — SPACE CATEGORY
635 — ROOM NUMBER
NJ — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE G

FM106

ROOF PLAN: CONCOURSE G
RAMP DOWN
FOURTH LEVEL PLAN: CONCOURSE G
KEY PLAN
SCALE
A
B
C
D
E
F
G

EXHIBIT C

Date : JANUARY 1, 2019
Page 7 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
3A — SPACE CATEGORY
625 — ROOM NUMBER
NJ — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE G

FM107

1 MAIN LEVEL PLAN: CONCOURSE G
2 GROUND LEVEL PLAN: CONCOURSE G
A
B
C
D
E
F
G
KEY PLAN
SCALE:

EXHIBIT C

Date : JANUARY 1, 2019

Page 8 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
3A — SPACE CATEGORY
625 — ROOM NUMBER
NJ // — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L. ARRIVALS PROCESSING	
7B	INT'L. ARRIVALS OFFICE	
7C	INT'L. ARRIVALS TOILET	
7D	INT'L. ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title TERMINAL BUILDING

Area CONCOURSE G

FM108

1 MAIN LEVEL PLAN: CONCOURSE F
2 GROUND LEVEL PLAN: CONCOURSE F
A
B
C
D
E
F
G
KEY PLAN
SCALE

EXHIBIT C

Date : JANUARY 1, 2019
Page 9 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
3A — SPACE CATEGORY
603 — ROOM NUMBER
NJ / J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE F

FM110

1 FOURTH LEVEL PLAN: CONCOURSE F

2 THIRD LEVEL PLAN: CONCOURSE F

A
B
C
D
E
F
G
KEY PLAN
SCALE

EXHIBIT C

Date : JANUARY 1, 2019

Page 10 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission

6040 28th Avenue So.
Minneapolis, MN 55450

HOST – TENANT NAME
2A – SPACE CATEGORY
625 – ROOM NUMBER
NJ – FINISH RATE: NON-JANITORED OR JANITORED
2734 – AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE F

FM111

1 MAIN LEVEL PLAN: CONCOURSE E

2 GROUND LEVEL PLAN: CONCOURSE E

A
B
C
D
E
F
G
KEY PLAN
SCALE:

EXHIBIT C

Date : JANUARY 1, 2019
Page 11 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
2A — SPACE CATEGORY
635 — ROOM NUMBER
NJ — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A–F	NON–AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON–AIRLINE	AUTO RENTAL FACILITIES
3H–V	NON–AIRLINE	MISC. SPACE
4A–Z	NON–AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON–JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE E

FM112

EXHIBIT C

Date : JANUARY 1, 2019
Page 12 of 28

LEGEND

TERMINAL BUILDING AREA

1 ROOF PLAN: CONCOURSE E

2 THIRD LEVEL PLAN: CONCOURSE E

A
B
C
D
E
F
G
KEY PLAN
SCALE

Metropolitan
Airports
Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
2H — SPACE CATEGORY
825 — ROOM NUMBER
NJ — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE E

FM113

EXHIBIT C

Date : JANUARY 1, 2019

Page 13 of 28

LEGEND

TERMINAL BUILDING AREA

MAIN LEVEL PLAN: CONCOURSE C&D
GROUND LEVEL PLAN: CONCOURSE C&D
KEY PLAN
SCALE
A
B
C
D
E
F
G

Metropolitan Airports Commission

6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
3A — SPACE CATEGORY
625 — ROOM NUMBER
NJ / J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE C & D

FM115

1 ROOF PLAN: CONCOURSE C, D & TRAM
3 FOURTH LEVEL PLAN: CONCOURSE D
2 THIRD LEVEL PLAN: CONCOURSE C, D & TRAM
A
B
C
D
E
F
G
KEY PLAN
SCALE

EXHIBIT C

Date : JANUARY 1, 2019
Page 14 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
3H — SPACE CATEGORY
825 — ROOM NUMBER
NJ — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE C – D

FM116

MAIN LEVEL PLAN: CONCOURSE C, EMC , & APM MAINTENANCE BUILDING
GROUND LEVEL PLAN: CONCOURSE C, EMC , & APM MAINTENANCE BUILDING
KEY PLAN
A
B
C
D
E
F
G
SCALE

EXHIBIT C

Date : JANUARY 1, 2019
Page 15 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
3A — SPACE CATEGORY
625 — ROOM NUMBER
NJ — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE C

FM118

1 ROOF PLAN: CONCOURSE C & EMC

2 THIRD FLOOR PENTHOUSE & MEZZANINE: CONCOURSE C & EMC

A
B
C
D
E
F
G
KEY PLAN
SCALE

EXHIBIT C

Date : JANUARY 1, 2019
Page 16 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST – TENANT NAME
3H – SPACE CATEGORY
625 – ROOM NUMBER
NJ // – FINISH RATE: NON-JANITORED OR JANITORED
2734 – AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE C

FM120

PENTHOUSE LEVEL PLAN: A/G CONNECTOR
MAIN LEVEL PLAN: CONCOURSE C
GROUND LEVEL PLAN: CONCOURSE C
A
B
C
D
E
F
G
KEY PLAN
SCALE

EXHIBIT C

Date : JANUARY 1, 2019
Page 17 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
3A — SPACE CATEGORY
825 — ROOM NUMBER
NJ — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE C

FM121

(1) PENTHOUSE LEVEL PLAN: CONCOURSE C

(2) BASEMENT LEVEL PLAN: CONCOURSE C

A
B
C
D
E
F
G
KEY PLAN
SCALE:

EXHIBIT C

Date : JANUARY 1, 2019

Page 18 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST – TENANT NAME
3A – SPACE CATEGORY
825 – ROOM NUMBER
NJ /J – FINISH RATE: NON-JANITORED OR JANITORED
2734 – AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2H	AIRLINE	MISC. SPACE
2J	AIRLINE	TENANT COMMON USE
3A-F	NON-AIRLINE	CONCESSION FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE C

FM122

1 PENTHOUSE LEVEL PLAN: CONCOURSE A
2 GROUND LEVEL PLAN: CONCOURSE A
B
C
D
E
F
G
KEY PLAN
SCALE

EXHIBIT C

Date : JANUARY 1, 2019
Page 19 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
3A — SPACE CATEGORY
625 — ROOM NUMBER
NJ /J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title TERMINAL BUILDING

Area CONCOURSE A

FM124

3 PENTHOUSE PLAN: CONCOURSE B

2 GROUND LEVEL PLAN: CONCOURSE B

1 TUNNEL PLAN: CONCOURSE B

B
C
D
E
F
G
KEY PLAN
SCALE

EXHIBIT C

Date : JANUARY 1, 2019

Page 20 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST – TENANT NAME
2H – SPACE CATEGORY
625 – ROOM NUMBER
NJ – FINISH RATED NON-JANITORED OR JANITORED
2734 – AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A–F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H–V	NON-AIRLINE	MISC. SPACE
4A–Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title TERMINAL BUILDING

Area CONCOURSE B

FM125

GREEN RAMP
ABOVE
GOLD RAMP
ABOVE

1 BASEMENT LEVEL PLAN: GREEN/GOLD PARKING & HUB TRAM

A
B
C
D
E
F
G
SCALE
KEY PLAN
PROJECT NORTH
TRUE NORTH

EXHIBIT C

Date : JANUARY 1, 2019

Page 21 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan
Airports
Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
2H — SPACE CATEGORY
825 — ROOM NUMBER
NJ // — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL
INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
HUB AREA
BASEMENT PLAN

FM126

1 BASEMENT LEVEL PLAN: BLUE/RED PARKING & HUB TRAM

A
B
C
D
E
F
G
KEY PLAN
SCALE
PROJECT NORTH
TRUE NORTH

EXHIBIT C

Date : JANUARY 1, 2019
Page 22 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST – TENANT NAME
3A – SPACE CATEGORY
625 – ROOM NUMBER
NJ – FINISH RATE (NON-JANITORED OR JANITORED)
2734 – AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
HUB AREA
BASEMENT

FM135

GROUND LEVEL PLAN: BLUE/RED PARKING EXPANSION
KEY PLAN
SCALE
A
B
C
D
E
F
G
PROJECT NORTH
TRUE NORTH

EXHIBIT C

Date : JANUARY 1, 2019

Page 23 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST – TENANT NAME
2H – SPACE CATEGORY
635 – ROOM NUMBER
NJ – FINISH RATE: NON-JANITORED OR JANITORED
2734 – AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A–F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H–V	NON-AIRLINE	MISC. SPACE
4A–Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
HUB AREA
GROUND LEVEL

FM137

BLUE PARKING
RED PARKING
J

1 SECOND FLOOR PLAN: BLUE/RED PARKING EXPANSION

A
B
C
D
E
F
G
KEY PLAN
SCALE:

EXHIBIT C

Date : JANUARY 1, 2019
Page 24 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
2A — SPACE CATEGORY
635 — ROOM NUMBER
NJ /J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2F	AIRLINE	GATE LOBBY
2I	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5		MECHANICAL
6		UNOCCUPIED SPACE (SHOWN HATCHED)
7A		INT'L ARRIVALS PROCESSING
7B		INT'L ARRIVALS OFFICE
7C		INT'L ARRIVALS TOILET
7D		INT'L ARRIVALS MECH
J		JANITORED SPACE
NJ		NON-JANITORED SPACE

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
RED AND BLUE RAMPS

FM138

EXHIBIT C

Date : JANUARY 1, 2019
Page 25 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

BLUE PARKING
RED PARKING
HELIX #1
HELIX #2
HELIX #3
HELIX #4
ROOF

1 THIRD FLOOR PLAN: BLUE/RED PARKING

A
B
C
D
E
F
G
KEY PLAN
SCALE
PROJECT NORTH
TRUE NORTH

HOST — TENANT NAME
3A — SPACE CATEGORY
825 — ROOM NUMBER
NJ // — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
HUB AREA
THIRD FLOOR

FM139

EXHIBIT C

Date : JANUARY 1, 2019
Page 26 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

BLUE PARKING
RED PARKING

1 FOURTH FLOOR PLANS: BLUE/RED PARKING

A
B
C
D
E
F
G
KEY PLAN
SCALE
PROJECT NORTH
TRUE NORTH

HOST — TENANT NAME
2A — SPACE CATEGORY
635 — ROOM NUMBER
NJ /J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
HUB AREA
FOURTH FLOOR

FM140

BLUE PARKING
RED PARKING

① FIFTH THROUGH EIGHTH FLOOR PLANS: BLUE/RED PARKING

A
B
C
D
E
F
G
KEY PLAN
SCALE
PROJECT NORTH
TRUE NORTH

EXHIBIT C

Date : JANUARY 1, 2019
Page 27 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
2A — SPACE CATEGORY
635 — ROOM NUMBER
NJ /J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
HUB AREA
FIFTH FLOOR

FM141

BLUE PARKING
RED PARKING

(1) SIXTH FLOOR PLANS: BLUE/RED PARKING

A
B
C
D
E
F
G
KEY PLAN
SCALE
PROJECT NORTH
TRUE NORTH

EXHIBIT C

Date : JANUARY 1, 2019
Page 28 of 28

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
2A — SPACE CATEGORY
635 — ROOM NUMBER
NJ /J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A–F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H–V	NON-AIRLINE	MISC. SPACE
4A–Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
HUB AREA
SIXTH FLOOR

FM142

Minneapolis-St. Paul International Airport

Airline Operating Agreement and Terminal Building Lease

Exhibit D

TERMINAL APRON EFFECTIVE JANUARY 1, 2019

Airline	January 1, 2019
American (E11, E12, E13, E14, E15, E16)	590
Frontier (E3)	139
MAC (E1, B Hardstand)	219
Delta (A, B, C, D, F, G)	8,966
United (E5, E6, E7, E8, E9, E10)	785
Spirit (E2, E4)	302

Total (lineal feet)	11,001

EXHIBIT D

Date : JANUARY 1, 2019

Page 1 of 2

LEGEND

TERMINAL APRON

RWY 8200'x 150'
N. 58° 38' 58" W. TRUE
EL.827.5 LOW PT. (4-22)
EXIST. 200' DISP. THRHLD 120+30.0 EL. 819.8
122+30.0 EL. 819.5 (LOW PT.)
ROFA
LOC
PAPI
RVR
GS ANT
DME
WC
Concourse
Concourse C
Concourse B
Concourse G
30R DEICING PAD
30L DEICING PAD
TERMINAL 1
Main Terminal
Green Parking Ramp RAMP
Blue Parking Ramp RAMP
Gold Parking Ramp RAMP
Red Parking Ramp RAMP
USPS AIRPORT MAIL CENTER
QUICK RIDE Parking Ramp RAMP
NSP
PORTAL
VEHICULAR TUNNEL
EL. 824.3
N. 58° 38' 28" W. TRUE
EL. 827.5
RWY 10,000'x 200'
EMAS
121+00 EL.814.4 (LOW PT.)
30L
30R

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
3H — SPACE CATEGORY
835 — ROOM NUMBER
NJ /J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2H	AIRLINE	MISC. SPACE
2J	AIRLINE	TENANT COMMON USE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL APRON DETAIL

Area

FM001

APRON LENGTH

PIER G	2376 L.F.
PIER F	2344 L.F.
PIER E	1964 L.F.
PIER D&C	3180 L.F.
PIER A	1253 L.F.
PIER B	1020 L.F.
GRAND TOTAL	12137 L.F.

RWY 8200'x 150'
N. 58° 38' 58" W. TRUE
EL.827.5 LOW PT. (4-22)
EXIST. 200' DISP. THRHLD 120+30.0 EL. 819.8
122+30.0 EL. 819.5 (LOW PT.)
30R DEICING PAD
Concourse C
Concourse G
Main Terminal
Green Parking Ramp
Blue Parking Ramp
Gold Parking Ramp
Red Parking Ramp
Bldg "B"
Maroon Parking Ramp
30L DEICING PAD
RWY 10,000'x 200'
N. 58° 38' 28" W. TRUE
EL. 827.5
EL. 824.3
121+00 EL.814.4 (LOW PT.)
EMAS
LOC
PAPI

EXHIBIT D

Date : JANUARY 1, 2019
Page 2 of 2

LEGEND

- LEASED AREA
- SHARED AREA
- MTM LEASED AREA
- SHORT TERM LEASE AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST / 3H / 835 / NJ / 2734 — TENANT NAME, SPACE CATEGORY, ROOM NUMBER, FINISH RATE: NON-JANITORED OR JANITORED, AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL APRON DETAIL

Area

FM001

SIGNATURE
FLIGHT SUPPORT
A.R.F.F.
E. 70th. S
459.83'
300'
RVR
EXIST. 1550'
DISP. THRESHOLD
66+38.75-EL.831.7
WC
T2-HUMPHREY APRON
TERMINAL 2
LRT
PARKING
RAMP
PARKING
RAMP
RWY 4/35
+16.97 (4)
EL.833.6
(HIGH PT.)
QTA
FACILITY
QTA
FACILITY
DELTA
4th. Ave. So.

EXHIBIT E

Date : JANUARY 1, 2019
Page 1 of 4

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
2A — SPACE CATEGORY
635 — ROOM NUMBER
NJ /J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT
Title

Area
HUMPHREY TERMINAL

FM000

EXHIBIT E

Date : JANUARY 1, 2019
Page 2 of 4

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

1 HUMPHREY TERMINAL GROUND FLOOR PLAN

HOST – TENANT NAME
3H – SPACE CATEGORY
835 – ROOM NUMBER
NJ /J – FINISH RATE: NON-JANITORED OR JANITORED
2734 – AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT
Title

Area
HUMPHREY TERMINAL GROUND FLOOR PLAN

2
3
4
5
6
7
8
9
10
11
12
HOST
2A
635
NJ /J
2734
TENANT NAME
SPACE CATEGORY
ROOM NUMBER
FINISH RATE: NON-JANITORED OR JANITORED
AREA IN SQUARE FEET

1 HUMPHHREY TERMINAL SECOND FLOOR PLAN

EXHIBIT E

Date : JANUARY 1, 2019

Page 3 of 4

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission

6040 28th Avenue So.
Minneapolis, MN 55450

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title

Area

HUMPHREY TERMINAL SECOND FLOOR PLAN

1 TERMINAL 2 THIRD FLOOR PLAN

EXHIBIT E

Date : JANUARY 1, 2019

Page 4 OF 4

LEGEND

TERMINAL BUILDING AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
3H — SPACE CATEGORY
825 — ROOM NUMBER
NJ /J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title

Area

HUMPHREY TERMINAL THIRD FLOOR PLAN

EXHIBIT G

1/1/2019

Other Areas

Other Areas includes, but is not limited to, the following MAC facilities:

•	Cargo Area

•	Other Roads (Non AOA and Non Terminal Area)

•	Hangars and Other Buildings (Includes any other MAC facility not flowing to airline rates and charges)

Exhibit G Other Areas

EXHIBIT I
January 1, 2019

NBOUND
TOTAL LENGTH OF SYSTEM: 2,682'-7"

OUTBOUND
TOTAL LENGTH OF SYSTEM: 31,270'-11"

TOTAL LENGTH OF CB S: 33,954'-6"

EXHIBIT J

1/1/2019

Leased Premises

Not applicable.

EXHIBIT M

2019 Version

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Indirect Cost Center Allocations

	Indirect Cost Centers
	Maintenance	Equipment	ARFF	Police	Administration
Cost Center	Labor(%)	Building_(%)	(%)	(%)	(%) /1
Airfield	47.50	52.5	70.0	22.50
Terminal One	17.25	1.5	20.0	18.00
Terminal Apron	9.00	30.5
Humphrey Terminal 2	4.00	1.0	2.5	5.00
International Arrivals Facility	0.75		1.0	1.25
Landside Area	11.50	8.0	2.5	30.25
Other Areas	8.00	6.5	4.0	23.00
Equipment Buildings	2.00

Total	100.0	100.0	100.0	100.0	100.0

/1

The annual costs associated with Administration shall be allocated to each of the Airport Cost Centers according to the following calculation: (1) the ratio of (a) (i) the annual costs associated with a particular direct Airport Cost Center plus (ii) the annual amount allocated to such direct Airports Cost Center from the indirect Airport Cost Centers (other than Administration) to (b) the total annual cost of all Airport Cost Centers (other than Administration), times (2) the total annual costs for the Administration Airport Cost Center.

Example:

Terminal Building annual cost	$10,000,000
Indirect cost center allocations to Terminal Building:
Maintenance labor	650,000
Equipment buildings	50,000
ARFF	200,000
Police	1,000,000
Subtotal	$11,900,000	[A]
Total annual costs of all cost centers	$80,000,000	[B]
Terminal Building share of total annual costs of all cost centers	14.9%	[C=AIB]
Administration annual costs	$15,000,000	[D]
Terminal Building share of Administration annual costs	$2,231,250	[C*D]

EXHIBIT M

2020 Version

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Indirect Cost Center Allocations

	Indirect Cost Centers
	Maintenance	Equipment	ARFF	Police	Administration
Cost Center	Labor(%)	Building_(%)	(%)	(%)	(%) /1
Airfield	50.0	55.0	70.0	25.0
Terminal One	20.0	2.0	20.0	25.0
Terminal Apron	10.0	25.0
Humphrey Terminal 2	6.0	1.0	3.0	8.0
International Arrivals Facility	1.0		1.0	1.5
Landside Area	10.0	12.0	2.0	20.5
Other Areas	3.0	5.0	4.0	20.0
Equipment Buildings

Total	100.0	100.0	100.0	100.0	100.0

/1

The annual costs associated with Administration shall be allocated to each of the Airport Cost Centers according to the following calculation: (1) the ratio of (a) (i) the annual costs associated with a particular direct Airport Cost Center plus (ii) the annual amount allocated to such direct Airports Cost Center from the indirect Airport Cost Centers (other than Administration) to (b) the total annual cost of all Airport Cost Centers (other than Administration), times (2) the total annual costs for the Administration Airport Cost Center.

Example:

Terminal Building annual cost	$10,000,000
Indirect cost center allocations to Terminal Building:
Maintenance labor	650,000
Equipment buildings	50,000
ARFF	200,000
Police	1,000,000
Subtotal	$11,900,000	[A]
Total annual costs of all cost centers	$80,000,000	[B]
Terminal Building share of total annual costs of all cost centers	14.9%	[C=AIB]
Administration annual costs	$15,000,000	[D]
Terminal Building share of Administration annual costs	$2,231,250	[C*D]

EXHIBIT N

1/1/2019

Metropolitan Airports Commission

Minneapolis St Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Landing Fees

Article
Reference		201x
VI.C.1	Direct Operation and Maintenance Expense	$16,233,184
	Direct Debt Service	7,295,269
	Maintenance Labor Allocation	10,657,735
	Equipment Building Allocation	4,432,320
	Fire Allocation	6,649,950
	Police Allocation	4,366,093
	Administration Allocation	6,725,738
	Fine, Assessment, Judgement, Settlement	0
	Debt Service Reserve Fund Deposit	0
	Operation Reserve Account Deposit	0
	Coverage Account Deposit	0
	Landing Fee Repair and Replacement Amount	14,988,467
	Cost of Runway 17/35 Deferral	79,535

	Total Airfield Cost	$71,428,291
	Less:
VI.C.2	Service Fees	$(232,275)
	General Aviation and Non-Signatory Landing Fees	(995,000)
	Debt Service on Capital Costs Disapproved by a Majority-In-Interest of Signatory Airlines	0

	Total Adjustments	$(1,227,275)
	Net Airfield Cost	$70,201,016
VI.C.3	Total Landed Weight of Signatory Airlines (1,000-lbs Units)	23,186,000
	Landing Fee Rate per 1,000 lbs	$3.03

EXHIBIT N

1/1/2019

Metropolitan Airports Commission

Minneapolis St Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Terminal Apron Rates

Article Reference		201x
VI.D.1	Direct Operation and Maintenance Expense	$273,645
	Direct Debt Service	10,931
	Maintenance Labor Allocation	2,019,360
	Equipment Building Allocation	2,574,967
	Administration Allocation	661,116
	Debt Service Reserve Fund Deposit	0
	Operation Reserve Account Deposit	0
	Coverage Account Deposit	0
	Ramp Fee Repair and Replacement Amount	868,234
	Concourse A and B Apron Deferral	159,950

	Total Terminal Apron Cost	$6,568,203
VI.D2	Lineal Feet of Terminal Apron	11,001
	Terminal Apron Rate per Lineal Foot	$597.06

EXHIBIT N

1/1/2019

Metropolitan Airports Commission

Minneapolis St Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Terminal Building Rates, Fees and Charges (Janitored and Unjanitored Space)

Article Reference		201x
VI.E.1.a	Direct Operation and Maintenance Expense	$45,643,223
	Direct Debt Service	25,806,918
	Maintenance Labor Allocation	3,870,440
	Equipment Building Allocation	126,638
	Fire Allocation	1,899,986
	Police Allocation	3,492,874
	Administration Allocation	10,954,248
	Debt Service Reserve Fund Deposit	0
	Operation Reserve Account Deposit	0
	Coverage Account Deposit	0
	Cost of Concourse A, B, C and D Deferral	2,910,537

	Total Terminal Building Cost	$94,704,864
Less:
VI.E.1.b	IAF Maintenance and Operations Expense	$(1,854,994)
	Ground Power	(974,701)
	Loading Dock	(2,108,485)
	Carrousels and Conveyors	0
	Concession Utilities	(1,554,996)
	Items in V1.K	(3,142,896)
	Janitorial Operation and Maintenance Expense	(10,481,262)

	Total Adjustments	$(20,117,334)
	Net Terminal Building Cost	$74,587,530
VI.E.1c	Total Rentable Space	1,192,437
	Terminal Building Rental Rate per square foot for
	Unjanitored Space	$62.55

	Janitored Space Rate Calculation
VI.E.2	Total Direct Janitored Operation and Maint. Exp.	$10,481,262
	Total Janitored Space /1	1,164,341
	Janitored Rate per square Foot	$9.00
	Terminal Building Rental Rate per square foot for
	Unjanitored Space	$62.55

	Terminal Building Rental Rate per square foot for
	Janitored space	$71.55

/1	Excludes MAC and Mechanical Space

EXHIBIT N

1/1/2019

Metropolitan Airports Commission

Minneapolis St Paul International Airport

Illustration of Calculation of Rates for Rents, Fees and Charges

Calculation of Cost per Enplaned Passenger

Budget 2019
Landing Fees-Signatory	$70,201,016
Landing Fees-T2 Non-Signatory	45,000
Landing Fees-Commuter Non-Signatory	150,000
Ramp Fees-Signatory	6,568,203
Ramp Fees-T2 Non-Signatory	200,000
Airline Repair and Replacement	4,814,528
Terminal 1 Building Rentals	39,645,504
IAF Fees	3,981,832
Queue Line, MUFIDS, PA System, EE Screening	2,235,544
Gate Fee for E1 and B15	429,000
Baggage Maintenance Fee (including Carrousels & Conveyors)	1,550,000
Porter Service Fee-T1	310,000
T2 Lobby Fees	10,992,739
T2 FIS Surcharge	1,885,009
T2 Building Rentals	955,119
Revenue Sharing	(16,181,148)

Total Costs	$127,782,346
Enplaned Passengers	18,700,000
Airline Cost per Enplaned Passenger	$6.83

EXHIBIT O

1/1/2019

Metropolitan Airports Commission

Minneapolis-St. Paul International Airport

Table of Initial Rentable Square Footage

The table of initial rentable square footage presented below includes the amount and breakdown of rentable square footage as of January 1, 2019, which amount may change from time to time.

Rentable Square Footage
	Lindbergh	HUB	G	F	E	D	C	B	A
Type of Space	Terminal	Buildling	Concourse	Concourse	Concourse	Concourse	Concourse	Concourse	Concourse	Total
Airline Space	52,260	1,509	32,720	47,585	26,071	17,314	97,722	2,163	10,542	287,886
Holdroom	—	—	34,572	34,324	26,564	12,238	49,674	10,488	11,317	179,177
Concession	101,756	946	35,049	20,828	12,984	9,070	26,605	3,571	5,877	216,686
Baggage Makeup	65,527	—	7,003	—	—	—	—	—	—	72,530
Tug Drive	44,105	—	—	—	—	—	—	—	—	44,105
Baggage Claim	38,476	—	—	—	—	—	—		—	38,476
Ticket Counter	8,736	—	—	—	—	—	—		—	8,736
Other*	259,409	23,228	532	3,584	17,145	3,447	32,787	2,531	2,178	344,841

Total	570,269	25,683	109,876	106,321	82,764	42,069	206,788	18,753	29,914	1,192,437

*	Other includes non-airline space, other/unoccupied space, holdroom stairs, airline toilets, miscellaneous space and garage.

Metropolitan Airports Commission Minneapolis-St. Paul International Airport Maintenance Responsibility Matrix	EXHIBIT P 1/1/2019 Page 1 of 6

	TICKET (3)	AIRLINE (3)	*	MEZZ	OPERATIONS
SPACE CATEGORY	COUNTERS	OFFICES	HOLDROOMS	OFFICES	OFFICES
SPACE TYPE (Note 1)	E	E	P	E	E

RESPONSIBILITY (Note 2)
Interior Room
1. Custodial Service	T	O	M	O	O
2. Cleaning, painting, & repair of interior floor covering, walls, ceilings, windows, doors	M	T	M	T	T
3. Trash removal	T	T	M	T	T
4. Door locks & keys	M	M	M	M	M
5. Pest Extermination	M	M	M	M	M
6. Gate Hold Podium/Backwall/Airline Improvements	T	T	T	T	T

Electrical & Lighting
1. Relamping	M	T	M	T	T
2. Replace ballasts	M	T	M	T	T
3. Replace fixtures	M	T	M	T	T
4. Repair of outlets & fixtures	M	T	M	T	T

HVAC
1. Maint. & repair of internal distribution system	M	M	M	M	M
2. Conditioned air	M	M	M	M	M
3. Outlets	M	T	M	T	T

Plumbing & Sewer System
1. Maintenance & Repair of internal distribution system	NA	T	NA	T	T
2. Maint. & Repair of fixtures and drains.	NA	T	NA	T	T
Bag Make Up Devices
1. Maint & Repair of conveyors	T	NA	NA	NA	NA
2. Cleaning	T	NA	NA	NA	NA

Bag Claim Devices
1. Maint. & Repair of carousels	M	NA	NA	NA	NA
2. Cleaning	M	NA	NA	NA	NA

Elevators & Escalators
1. Maint. & Repair	NA	NA	NA	NA	NA
2. Cleaning	NA	NA	NA	NA	NA

*	Please note VIII., Sec. A. #4a.

Metropolitan Airports Commission Minneapolis-St. Paul International Airport Maintenance Responsibility Matrix	EXHIBIT P 1/1/2019 Page 2 of 6

	TICKET (3)	AIRLINE (3)	*	MEZZ	OPERATIONS
SPACE CATEGORY	COUNTERS	OFFICES	HOLDROOMS	OFFICES	OFFICES
Structural & Exterior
1. Roof	M	M	M	M	M
2. Exterior Walls	M	M	M	M	M
3. Foundation	M	M	NA	NA	M
4. Floors	M	T	T	T	T
5. Windows	NA	T	M	M	M
6. Public access Doors	NA	T	M	T	T
7. Bag cart o/h Doors	NA	NA	NA	NA	NA
8. Sidewalks	NA	NA	NA	NA	NA

NOTES:
#1 Key to Space Type
E= Exclusive Space
C = Common Use Space
M= MAC Space
P = Public Space

#2 Key to Responsibility
T- Tenant ( Airline or Concessionaire or Other)
M- MAC
O- Optional
N/A- Not Applicable

#3.Space Type in Auto Rental Building treated the same excel.maintmatrix

*	Please note VIII., Sec. A. #4a.

Metropolitan Airports Commission Minneapolis-St. Paul International Airport Maintenance Responsibility Matrix	EXHIBIT P 1/1/2019 Page 3 of 6

	OPERATIONS	BAG	BAG
SPACE CATEGORY	AREAS	MAKE UP	CLAIM	CONCESSION	CIRCULATION (3)
SPACE TYPE (Note 1)	E	E	C	E	P
RESPONSIBILITY (Note 2)
Interior Room
1. Custodial Service	T	T	M	T	M
2. Cleaning, painting, & repair of interior floor covering, walls, ceilings, windows, doors	T	T	M	T	M
3. Trash removal	T	T	M	T	M
4. Door locks & keys	M	M	M	T	M
5. Pest Extermination	M	M	M	T	M
6. Gate Hold Podium/Backwall/Airline Improvements	T	T	T	T	T

Electrical & Lighting
1. Relamping	T	T	M	T	M
2. Replace ballasts	T	T	M	T	M
3. Replace fixtures	T	T	M	T	M
4. Repair of outlets & fixtures	T	T	M	T	M

HVAC
1. Maint. & repair of internal distribution system	M	M	M	M	M
2. Conditioned air	M	M	M	M	M
3. Outlets	T	M	M	T	M

Plumbing & Sewer System
1. Maintenance & Repair of internal distribution system	T	T	M	T	M
2. Maint. & Repair of fixtures and drains. Bag Make Up Devices	T	T	M	T	M
1. Maint & Repair of conveyors	NA	T	NA	NA	NA
2. Cleaning	NA	T	NA	NA	NA

Bag Claim Devices
1. Maint. & Repair of carousels	NA	NA	M	NA	NA
2. Cleaning	NA	NA	M	NA	NA

Elevators & Escalators
1. Maint. & Repair	NA	NA	M	NA	M
2. Cleaning	NA	NA	M	NA	M

*	Please note VIII., Sec. A. #4a.

Metropolitan Airports Commission Minneapolis-St. Paul International Airport Maintenance Responsibility Matrix	EXHIBIT P 1/1/2019 Page 4 of 6

	OPERATIONS	BAG	BAG
SPACE CATEGORY	AREAS	MAKE UP	CLAIM	CONCESSION	CIRCULATION (3)
Structural & Exterior
1. Roof	M	M	NA	M	M
2. Exterior Walls	M	M	M	M	M
3. Foundation	M	M	M	M	M
4. Floors	T	T	M	T	M
5. Windows	T & M	T	M	T & M	M
6. Public access Doors	NA	NA	M	T	M
7. Bag cart o/h Doors	T	M	M	NA	NA
8. Sidewalks	NA	NA	M	NA	M

NOTES:
#1 Key to Space Type
E= Exclusive Space
C = Common Use Space
M= MAC Space
P = Public Space

#2 Key to Responsibility
T- Tenant ( Airline or Concessionaire or Other)
M- MAC
O- Optional
N/A- Not Applicable

#3.Space Type in Auto Rental
Building treated the same excel.maintmatrix

*	Please note VIII., Sec. A. #4a.

Metropolitan Airports Commission Minneapolis-St. Paul International Airport Maintenance Responsibility Matrix	EXHIBIT P 1/1/2019 Page 5 of 6

	REST (3)	MECH. (3)	MAC	TERMINAL	TUG
SPACE CATEGORY	ROOMS	ROOMS	OFFICES	RAMP	DRIVE
SPACE TYPE (Note 1)	P	M	M	P	C

RESPONSIBILITY (Note 2)
Interior Room
1. Custodial Service	M	M	M	NA	M
2. Cleaning, painting, & repair of interior floor covering, walls, ceilings, windows, doors	M	M	M	NA	M
3. Trash removal	M	M	M	T	M
4. Door locks & keys	M	M	M	NA	M
5. Pest Extermination	M	M	M	M	M
6. Gate Hold Podium/Backwall/Airline Improvements	T	NA	NA	T	T

Electrical & Lighting
1. Relamping	M	M	M	M	M
2. Replace ballasts	M	M	M	M	M
3. Replace fixtures	M	M	M	M	M
4. Repair of outlets & fixtures	M	M	M	M	M

HVAC
1. Maint. & repair of internal distribution system	M	M	M	NA	M
2. Conditioned air	M	M	M	NA	M
3. Outlets	M	M	M	NA	M

Plumbing & Sewer System
1. Maintenance & Repair of internal distribution system	M	M	M	NA	M
2. Maint. & Repair of fixtures and drains.	M	M	M	NA	M

Bag Make Up Devices
1. Maint & Repair of conveyors	NA	NA	NA	NA	T
2. Cleaning	NA	NA	NA	NA	T

Bag Claim Devices
1. Maint. & Repair of carousels	NA	NA	NA	NA	NA
2. Cleaning	NA	NA	NA	NA	NA

Elevators & Escalators

1. Maint. & Repair	NA	NA	NA	NA	NA
2. Cleaning	NA	NA	NA	NA	NA

*	Please note VIII., Sec. A. #4a.

Metropolitan Airports Commission Minneapolis-St. Paul International Airport Maintenance Responsibility Matrix	EXHIBIT P 1/1/2019 Page 6 of 6

	REST (3)	MECH (3)	MAC	TERMINAL	TUG
SPACE CATEGORY	ROOMS	ROOMS	OFFICES	RAMP	DRIVE
Structural & Exterior
1. Roof	M	M	M	NA	M
2. Exterior Walls	M	M	M	NA	M
3.Foundation	M	M	M	NA	M
4. Floors	M	M	M	NA	M
5. Windows	NA	NA	M	NA	NA
6. Public access Doors	NA	NA	M	NA	NA
7. Bag cart o/h Doors	NA	NA	NA	NA	NA
8. Sidewalks	NA	NA	M	NA	NA

NOTES:
#1 Key to Space Type
E= Exclusive Space
C = Common Use Space
M= MAC Space
P = Public Space

#2 Key to Responsibility
T- Tenant ( Airline or Concessionaire or Other)
M- MAC
O- Optional
N/A- Not Applicable

#3. Space Type in Auto Rental
Building treated the same excel.maintmatrix

*	Please note VIII., Sec. A. #4a.

EXHIBIT T

1/1/2019

Month-To-Month Premises

The following premise will be leased on a month-to-month basis:

•	Airline e-ticket machines, kiosks and cash-to-card machines

•	EAS airline space

•	Temporary use as a result of construction or other building alternation

•	Temporary use for operational necessity

Month-to-month premises will be marked MTM on Exhibit J.

Exhibit T Month-To-Month Premises

EXHIBIT V

1/1/2019

Short Term Gate Summary

The following is a summary of Terminal 1-Lindbergh Short Term Gates:

D1 (potential substitute B16)

D2

D3

D4

D5 (potential substitute B14)

D6

E2

E3

E6

E11

Exhibit V Short Term Gate Summary

MAIN LEVEL PLAN: CONCOURSE E
GROUND LEVEL PLAN: CONCOURSE E
KEY PLAN
SCALE:

EXHIBIT V

Date : JANUARY 1, 2019

Page 1 of 3

LEGEND

- TERMINAL BUILDING LEASED AREA
- SHARED AREA
- MTM LEASED AREA
- SHORT TERM LEASE AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST – TENANT NAME
2A – SPACE CATEGORY
635 – ROOM NUMBER
NJ – FINISH RATE: NON-JANITORED OR JANITORED
2734 – AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title TERMINAL BUILDING

Area CONCOURSE E

FM112

EXHIBIT V

Date : JANUARY 1, 2019

Page 2 of 3

LEGEND

- TERMINAL BUILDING LEASED AREA
- SHARED AREA
- MTM LEASED AREA
- SHORT TERM LEASE AREA

GATE C1
GATE C2
GATE C3
GATE C4
GATE C5
GATE C6
GATE C7
"C" STREET
INBOUND ROADWAY
A
B
C
D
E
F
G
KEY PLAN
SCALE

1 MAIN LEVEL PLAN: CONCOURSE C&D

2 GROUND LEVEL PLAN: CONCOURSE C&D

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
2A — SPACE CATEGORY
625 — ROOM NUMBER
NJ / J — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L ARRIVALS PROCESSING	
7B	INT'L ARRIVALS OFFICE	
7C	INT'L ARRIVALS TOILET	
7D	INT'L ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title TERMINAL BUILDING

Area CONCOURSE C & D

FM115

① TUNNEL PLAN: CONCOURSE B

② GROUND LEVEL PLAN: CONCOURSE B

*NOTE: CONCOURSE B GATES SUBJECT TO CHANGE.

③ PENTHOUSE PLAN: CONCOURSE B

B
C
D
E
F
G
KEY PLAN
SCALE

EXHIBIT V

Date : JANUARY 1, 2019

Page 3 of 3

LEGEND

- TERMINAL BUILDING LEASED AREA
- SHARED AREA
- MTM LEASED AREA
- SHORT TERM LEASE AREA

Metropolitan Airports Commission
6040 28th Avenue So.
Minneapolis, MN 55450

HOST — TENANT NAME
3A — SPACE CATEGORY
625 — ROOM NUMBER
NJ — FINISH RATE: NON-JANITORED OR JANITORED
2734 — AREA IN SQUARE FEET

Space Category Key

1A	PUBLIC	CIRCULATION
1B	PUBLIC	LOUNGE
1C	PUBLIC	TOILETS
2A	AIRLINE	TICKET COUNTER
2B	AIRLINE	AIRLINE SPACE
2C	AIRLINE	BAGGAGE MAKEUP
2D	AIRLINE	BAGGAGE CLAIM
2E	AIRLINE	GATE LOBBY
2F	AIRLINE	TUG DRIVE
2G	AIRLINE	BAGGAGE MAKEUP COMMON
2H	AIRLINE	TENANT COMMON USE
2J	AIRLINE	MISC. SPACE
3A-F	NON-AIRLINE	CONCESSION / FOOD & BEVERAGE
3G	NON-AIRLINE	AUTO RENTAL FACILITIES
3H-V	NON-AIRLINE	MISC. SPACE
4A-Z	NON-AIRLINE	MISC SPACE
5	MECHANICAL	
6	UNOCCUPIED SPACE (SHOWN HATCHED)	
7A	INT'L. ARRIVALS PROCESSING	
7B	INT'L. ARRIVALS OFFICE	
7C	INT'L. ARRIVALS TOILET	
7D	INT'L. ARRIVALS MECH	
J	JANITORED SPACE	
NJ	NON-JANITORED SPACE	

MINNEAPOLIS/ST.PAUL INTERNATIONAL AIRPORT

Title
TERMINAL BUILDING

Area
CONCOURSE B

FM125

Exhibit W

January 1, 2019

Memorandum of Understanding

For Ground Handling on Terminal 1 FIS Gates

This Memorandum of Understanding (“MOU”) is made the                  day of            , 20XX, between the Metropolitan Airports Commission, a public corporation of the State of Minnesota (“MAC”), (insert airline name) authorized to do business in the State of Minnesota (“AIRLINE”), and Delta Air Lines, Inc., a Delaware corporation authorized to do business in the State of Minnesota (“Delta”).

WHEREAS, the parties to this MOU desire to establish the terms and conditions by which AIRLINE permitted to contract with a 3rd party for the provision of ground handling services while operating from Terminal 1 of the Minneapolis-St. Paul International Airport (“Airport).

NOW, THEREFORE, in consideration of the foregoing and mutual promises and covenants set forth, the parties hereby agree as follows:

1.	Background Information

AIRLINE has requested from MAC the ability to contract with a 3rd party ground handling company (“Ground Handling Company”) for the provision of below-wing ground handling services for its international operations which occur on Gates G1-G10 of Terminal 1 (the “Gates”).

1.	Airline Operating Agreement & Terminal Building Lease

Pursuant to the Airline Operating Agreement and Terminal Building Lease (“Airline Agreement”) that both AIRLINE and Delta have separately entered into with the MAC, Airlines operating on the Gates have the option to either self-handle or utilize Delta for below-wing ground handling services. However, MAC, AIRLINE, and Delta would like to establish alternate terms and conditions by which AIRLINE is permitted to contract with a Ground Handling Company for the provision of below-wing ground handling services at the Gates without amending the Airline Agreement.

3.	Effective Date & Term

The effective date of this MOU shall be                        .

This MOU is terminable by any party providing 90 days advance written notice to the other two parties in accordance with this MOU.

4.	MAC Commitments

A.

Ensure the Ground Handling Company selected by AIRLINE executes and adheres to all of the requirements of MAC’s Limited Commercial Services License. This License establishes the insurance, indemnification, environmental, and financial requirements for operating at the Airport consistent with AIP grant assurances.

B.	Assist AIRLINE and Delta with ensuring the Ground Handling Company operates within the parameters established by this MOU and the Limited Commercial Services License.

C.	Assist with ensuring AIRLINE is provided access to FIS accessible gates in accordance with the Airline Agreement.

D.

In the event an aircraft is not able to depart the gate within the two hour limit for narrow-body aircraft and the three hour limit for wide-body aircraft identified in Section 5.D. and Delta is requiring use of the gate, MAC shall to the best of its ability assist AIRLINE in relocation of the aircraft to either another gate location designated by Delta or to a remote parking area designated by MAC or MAC’s agent.

E.	Establish ticket counters for AIRLINE and the Ground Handling Company independent of ticket counters occupied by Delta.

Exhibit W

January 1, 2019

5.	AIRLINE Commitments

A.

Provide in advance Delta and MAC with AIRLINE’s schedule on a monthly basis and the specific time in advance of the aircraft arrival that AIRLINE requests the Ground Handling Company to be allowed to stage equipment on the Delta designated gate. In most cases, Gate TBD shall be the gate designated by Delta; however this gate assignment is subject to change by Delta based on the operating conditions of any given day.

B.	Provide Delta with as much notice as possible of aircraft arrival and departure time changes that occur for various reasons on a day-to-day basis to ensure proper access to gates and the FIS bag room.

C.

To the best of AIRLINE’s ability, ensure only ground handling equipment incidental to the servicing of its aircraft operations may be positioned on the ramp adjacent to the applicable gate. Equipment may be staged on the gate no more than 20 minutes in advance of aircraft arrival and must be removed promptly upon departure of the aircraft.

D.

To the best of AIRLINE’s ability, ensure its aircraft does not remain on the gate after arrival any longer than two hours for narrow-body aircraft and three hours for wide-body aircraft. In the event an aircraft is not able to depart the gate within the applicable two or three hour limit and Delta is requiring use of the gate, AIRLINE shall relocate the aircraft to either another gate location designated by Delta or to a remote parking area designated by MAC or MAC’s agent. AIRLINE shall be responsible for the cost of parking its aircraft on another gate designated by Delta or within a remote parking area designated by MAC.

E.	AIRLINE assumes responsibility for its above-wing operations through use of AIRLINE’s employees or a 3rd party handler.

F.	AIRLINE shall secure ticket counter and outbound baggage areas from MAC and shall be responsible for all costs relating to the use of or construction of such areas.

G.	AIRLINE shall pay MAC all fees related to its use of a gate and the FIS facility as required by the Airline Agreement.

H.

In the event Airline exercises its rights pursuant to Section III.C.3 of the Agreement, AIRLINE agrees to indemnify, defend, save and hold harmless MAC and Delta and their respective Commissioners, officers, and employees (collectively, “Indemnitees”) from and against any and all liabilities, losses, damages, suits, actions, claims, judgments, settlements, fines or demands of any person other than an Indemnitee arising by reason of injury or death of any person, or damage to any property, including all reasonable costs for investigation and defense thereof (including but not limited to attorneys’ fees, court costs, and expert fees), of any nature whatsoever arising out of or incident to the use or occupancy of, or operations of AIRLINE at or about the Gates unless such injury, death or damage is caused by (i) the negligent act or omission of an Indemnitee whether separate or concurrent with negligence of others, including AIRLINE. MAC and Delta shall give AIRLINE reasonable notice of any such claims or actions. In indemnifying or defending MAC and Delta, AIRLINE shall use legal counsel reasonably acceptable to MAC and Delta and shall control the defense of such claim or action.

6.	Delta’s Commitments

A.	AIRLINE will have gate access in accordance with Article III.C. of the Airline Agreement.

B.	To the best of Delta’s ability, the gate designated for AIRLINE’s operation shall be clear of Delta’s equipment and accessories 30 minutes in advance of the AIRLINE’s scheduled arrival.

C.	To the best of Delta’s ability, neither Delta nor its equipment shall prevent the Ground Handling Company from reasonable use of and access to the FIS bag room in accordance with this MOU.

Exhibit W

January 1, 2019

7.	Notices

All notices and other communications under this Agreement shall be effective two (2) business days after deposit with the United States Postal Service, first class, postage prepaid, or when hand delivered or transmitted by Email, and shall be in writing and addressed to the parties at the following addresses:

To Delta:	Delta Air Lines, Inc.
1030 Delta Blvd.
Atlanta, GA 30320
Email: hank.moody@delta.com
To AIRLINE:

To MAC:	Metropolitan Airports Commission
6040 28th Avenue South
Minneapolis, MN 55450
Attn: Director, Commercial Management & Airline Affairs

Either party may change the address at which notice is to be made by providing notice of the change to the other party, in writing, in the manner provided for in this Section 6.

8.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

9.	Integration; Amendment and Modification

This Agreement embodies the entire agreement between the parties hereto relative to the subject matter hereof and shall not be modified, changed or altered in any respect except in writing.

10.	Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one agreement.

Exhibit Y

EXHIBIT Y

Alternate Rate Structure

Pursuant to Section VI.J of the Agreement, in the event that MAC elects to exercise its rights under that section, MAC shall use the “Alternate Section V.B.” and “Alternate Article VI” below to calculate rates and charges. Capitalized terms in this Exhibit Y shall have the meanings given to them in the Agreement.

ALTERNATE SECTION V.B. RENTS, FEES, AND CHARGES

B.	RENTS, FEES, AND CHARGES

1.

Landing Fees. AIRLINE shall pay to MAC monthly landing fees to be determined by multiplying the number of 1,000-pound units of AIRLINE’s Total Landed Weight during the month by the then-current landing fee rate. The landing fee rate shall be calculated according to procedures set forth in Article VI.

2.	Common Use Space Charges. AIRLINE shall pay for its use of the Common Use Space, calculated according to procedures set forth in Article VI.

3.

Terminal Apron Fees. AIRLINE shall pay to MAC monthly Terminal Apron fees to be determined by multiplying the number of lineal feet of Terminal Apron Preferential Use Space that is leased to AIRLINE (excluding Concourses A and B) during the month by the then-current Terminal Apron rate. AIRLINE shall pay to MAC monthly Terminal Apron fees associated with the Terminal Apron Preferential Use Space that is leased to AIRLINE for Concourses A and B shall be determined by multiplying the number of lineal feet at the rate of fifty percent (50%) of the lineal feet associated with the Terminal Apron of Concourses A and B during the month by the then-current Terminal Apron rate. The Terminal Apron rate shall be calculated according to the procedures set forth in Article VI hereof.

4.

Terminal 1 Building Rents. AIRLINE shall pay to MAC monthly Terminal 1 rentals for its Exclusive Use Space (janitored and unjanitored), Preferential Use Space and Joint Use Space in Terminal 1. The Terminal 1 rental rates shall be calculated according to procedures set forth in Article VI.

Terminal 1 rentals for Joint Use Space (except the IAF) shall be prorated among Signatory Airlines using the Joint Use Formula.

Terminal 1 rentals for Preferential Use Space and Exclusive Use Space shall be determined by multiplying the square feet of the space times the then current Terminal 1 rental rate in accordance with the procedures of Article VI.

5.

Carrousel and Conveyor Charges. AIRLINE shall pay to MAC monthly carrousel and conveyor charges based upon Operation and Maintenance Expenses and direct depreciation and interest costs. The carrousel and conveyor charges shall be calculated according to the procedures set forth in Article VI and shall be prorated among Signatory Airlines using the Joint Use Formula, provided however, that as long as DELTA operates and maintains the Inbound BHS and Outbound BHS, such costs incurred by DELTA will be charged to AIRLINE as specified in Sections VIII.C and VIII.D.

6.

IAF Gate Fees. If AIRLINE does not lease the applicable IAF gate as Preferential Use Space, AIRLINE shall pay to MAC monthly IAF gate fees determined by multiplying the number of arrivals at the IAF by AIRLINE’s propeller aircraft, narrow-body jet aircraft, and wide-body jet aircraft by $400, $800, and $1,200, respectively. MAC may reasonably increase these rates at any time with 60 day advance written notice to AIRLINE.

1 of 10

Exhibit Y

7.

IAF Use Fees. AIRLINE shall pay to MAC monthly IAF use fees determined by multiplying the number of AIRLINE’s international passengers arriving at the IAF during the month by the IAF use fee rate. The IAF use fee rate shall be calculated according to procedures set forth in Article VI.

8.	Other Fees and Charges. AIRLINE shall pay to MAC reasonable fees for the various other services provided by MAC to AIRLINE. These services include, but may not be limited to, the following:

a.	Use of Terminal 2 and the Terminal 2 ramp at rates established from time to time by MAC.

b.	Use of valet parking for AIRLINE’s employees at rates set forth in MAC Policies.

c.	Use of designated employee parking facilities by AIRLINE’s employees at rates established from time to time by MAC.

d.	Nonroutine Terminal Apron cleaning and other special services requested by AIRLINE at rates that reflect the costs incurred by MAC.

e.	Security and personnel identification badges for AIRLINE’s personnel at rates established from time to time by MAC.

f.	Charges for the cost of separately metered water and sewer and other such utilities not otherwise included in the calculation of rents, fees, and charges.

g.	Other charges as described in Section VI.M.

h.	Other charges as described in Section VI.K.

ALTERNATE ARTICLE VI. CALCULATION OF RENTS, FEES, AND CHARGES

A.	GENERAL

Each Fiscal Year, rents, fees, and charges will be reviewed and recalculated based on the principles and procedures set forth in this Article VI. The annual costs associated with each of the indirect cost centers shall be allocated to each of the applicable Airport Cost Centers based on the allocations as set forth in Exhibit M, Indirect Cost Center Allocation, which allocations may be reasonably adjusted from time to time by MAC and approved by a Majority-In-Interest of Signatory Airlines. Such approval may not be unreasonably withheld. Such allocation adjustment shall be deemed approved by a Majority-In-Interest of Signatory Airlines unless MAC receives, within forty-five (45) days after emailing or mailing such allocation adjustment: (a) written responses from a Majority-In-Interest of Signatory Airlines and such responses signify that a Majority-In-Interest of Signatory Airlines disapprove of such allocation adjustment or (b) a certificate from the chair of the MSP Airport Affairs Committee stating such disapproval, with supporting documentation establishing that a Majority-In-Interest of Signatory Airlines disapprove of such allocation adjustment.

2 of 10

Exhibit Y

B.	CALCULATION/COORDINATION PROCEDURES

1.

AIRLINE shall provide to MAC: (a) on or before August 1 of each year a preliminary estimate of Total Landed Weight for the succeeding calendar year of AIRLINE and each Affiliated Airline, unless separately reported to MAC by such Affiliated Airline; and (b) on or before October 1 of each year a final estimate of such weight. If the final estimate is not so received, MAC may continue to rely on the preliminary estimate for the MAC budgeting process. MAC will utilize the forecast in developing its preliminary calculation of Total Landed Weight for use in the calculation of rents, fees, and charges for the ensuing Fiscal Year.

2.

On or before October 15 of each Fiscal Year, MAC shall submit to AIRLINE a preliminary calculation of rents, fees, and charges for the ensuing Fiscal Year. The preliminary calculation of rents, fees, and charges will include, among others, MAC’s estimate of all revenue items, Operation and Maintenance Expenses, depreciation and imputed interest, Capital Outlays, required deposits, including amounts necessary to be deposited in the Coverage Account in order to meet MAC’s rate covenant under the Trust Indenture, and Rentable Space. The calculation of depreciation and imputed interest will be based on MAC’s determination of the useful life of each asset and the weighted average cost of capital, respectively, under generally accepted accounting principles, except that unless specifically prohibited by generally accepted accounting principles applicable to a particular project, (a) Terminal 1 projects involving building or structural changes added to the rate calculation after January 1, 1999 and which would otherwise have been depreciated over 20-25 years shall be depreciated over 30 years, and (b) ramp and runway projects involving replacement concrete or ramp work added to the rate calculation after January 1, 1999 and which would otherwise have been depreciated over 20-25 years shall be depreciated over 30 years.

3.

Within fifteen (15) days after receipt of the preliminary calculation of rents, fees, and charges, if requested by the Signatory Airlines, a meeting shall be scheduled between MAC and the Signatory Airlines to review and discuss the proposed rents, fees, and charges.

4.

MAC shall then complete a calculation of rents, fees, and charges at such time as the budget is approved, taking into consideration the comments or suggestions of AIRLINE and the other Signatory Airlines.

5.

If, for any reason, MAC’s annual budget has not been adopted by the first day of any Fiscal Year, the rents, fees, and charges for the Fiscal Year will initially be established based on the preliminary calculation of rents, fees, and charges until such time as the annual budget has been adopted by MAC. At such time as the annual budget has been adopted by MAC, the rents, fees, and charges will be recalculated, if necessary, to reflect the adopted annual budget and made retroactive to the first day of the Fiscal Year and any difference shall be charged, credited, or refunded to AIRLINE and paid or credit by AIRLINE or MAC, as applicable, within thirty (30) days thereafter.

6.

If, during the course of the year, MAC believes significant variances exist in budgeted or estimated amounts that were used to calculate rents, fees, and charges for the then current Fiscal Year, MAC may after notice to Airlines adjust the rents, fees, and charges for future reports to reflect current estimated amounts.

C.	LANDING FEES

MAC shall calculate the landing fee rate in the following manner:

1.	The total estimated Airfield Cost shall be calculated by totaling the following annual amounts:

3 of 10

Exhibit Y

a.	The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Airfield cost center.

b.

The estimated direct and allocated indirect depreciation and imputed interest on the net Capital Cost (after grants and PFCs) allocable to the Airfield cost center. MAC agrees to defer the start of recovery through landing fees of depreciation and imputed interest on $49.683 million of project costs included in the Runway 17/35 Program from their original date of beneficial occupancy to 2006. Carrying costs for such projects during this deferral period shall be calculated with the amount added to the original project cost (which, if debt funded, includes the allocated portion of capitalized interest, debt service reserve funds, issuance costs, and other such cost elements related to such debt) for recovery through the project’s depreciation and imputed interest calculations starting in 2006. Depreciation and imputed interest on these projects shall be recovered over the depreciation periods set forth in Section VI.B.2.

c.	The estimated imputed interest (net of grants and PFCs) on the historical cost of MAC’s investment in land.

d.	The total estimated direct and allocated indirect cost (net of grants and PFCs) of Capital Outlays allocable to the Airfield cost center.

e.

The amount of any fine, assessment, judgment, settlement, or extraordinary charge (net of insurance proceeds) paid by MAC in connection with the operations on the Airfield, to the extent not otherwise covered by Article X.

f.

The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indenture, including, but not limited to, its debt service reserve funds allocable to the Airfield cost center. MAC agrees to exclude from the calculation of landing fees the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenant under the Trust Indenture.

2.	The total estimated Airfield Cost shall be adjusted by the total estimated annual amounts of the following items to determine the Net Airfield Cost:

a.	Service fees received from the military, to the extent such fees relate to the use of the Airfield;

b.	General aviation and nonsignatory landing fees; and

c.	Depreciation and imputed interest on the Capital Cost, if any, disapproved by a Majority-In-Interest of Signatory Airlines.

3.

The Net Airfield Cost shall then be divided by the estimated Total Landed Weight (expressed in thousands of pounds) of the Signatory Airlines operating at the Airport to determine the landing fee rate per 1,000 pounds of aircraft weight for a given Fiscal Year.

D.	TERMINAL APRON FEES

MAC	shall calculate the terminal apron rate in the following manner:

4 of 10

Exhibit Y

1.	The total estimated Terminal Apron Cost shall be calculated by totaling the following annual amounts:

a.	The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Terminal Apron cost center.

b.

The estimated direct and allocated indirect depreciation and imputed interest on the net Capital Cost (after grants and PFCs) allocable to the Terminal Apron cost center (excluding hydrant fueling repairs and modifications).

c.	The total estimated direct and allocated indirect cost (net of grants and PFCs) of Capital Outlays allocable to the Terminal Apron cost center.

d.

The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indenture, including, but not limited to, its debt service reserve funds allocable to the Airfield cost center. MAC agrees to exclude from the calculation of landing fees the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenant under the Trust Indenture.

2.

The Terminal Apron Cost shall then be divided by the total estimated lineal feet of Terminal Apron, to determine the terminal apron rate per lineal foot for a given Fiscal Year. For the purposes of this calculation, lineal feet of Terminal Apron shall be computed as the sum of the following:

a.	Lineal feet of the Terminal Apron (excluding the Terminal Apron associated with Concourses A & B); and

b.	Fifty percent (50%) of lineal feet of the Terminal Apron associated with Concourse A & B.

E.	TERMINAL 1 RENTS

MAC shall calculate the Terminal 1 rental rate for unjanitored and janitored space in Terminal 1 as set forth in Subsections 1 and 2 of this Section.

1.	MAC shall calculate the Terminal 1 rental rate for unjanitored space in Terminal 1 in the following manner and as illustrated in Exhibit N.

a.	The total estimated Terminal Building Cost shall be calculated by totaling the following annual amounts:

1)	The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Terminal 1 cost center.

2)

The estimated direct and allocated indirect depreciation and imputed interest on the net Capital Cost (after grants and PFCs) allocable to the Terminal 1 cost center. MAC agrees to defer the start of recovery through Terminal 1 rents of depreciation and imputed interest on $121.574 million of project costs included in the Green Concourse Extension Program from their original date of beneficial occupancy to 2006. Carrying costs for such projects

5 of 10

Exhibit Y

during this deferral period shall be calculated with the amount added to the original project cost (which, if debt funded, includes the allocated portion of capitalized interest, issuance costs, and other such cost elements related to such debt) for recovery through the project’s depreciation and imputed interest calculations starting in 2006. Depreciation and imputed interest on these projects shall be recovered over the depreciation periods set forth by in Section VI. B. 2.

3)	The total estimated direct and allocated indirect cost (net of grants and PFCs) of Capital Outlays allocable to the Terminal 1 cost center.

4)

The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indenture, including, but not limited to, its debt service reserve funds allocable to the Airfield cost center. MAC agrees to exclude from the calculation of landing fees the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenant under the Trust Indenture.

b.	The total estimated Terminal Building Cost shall be reduced by the total estimated annual amounts of the following items to determine the Net Terminal Building Cost:

1)	Reimbursed expense:

a)	IAF Operation and Maintenance Expenses;

b)	Carrousel and conveyor Capital cost and Operation and Maintenance Expense;

c)	Ground power;

d)	Loading dock;

e)	Concession utilities, and

f)	Items described in Section VI.K and VI.M. to the extent directly reimbursed.

2)	Janitorial Operation and Maintenance Expenses, as incurred by MAC.

c.

The Net Terminal Building Cost shall then be divided by the total estimated Rentable Space in the Terminal 1 to determine the Terminal 1 rental rate per square foot for unjanitored space for a given Fiscal Year. (See Initial Rentable Square Footage, Exhibit O).

2.	MAC shall calculate the Terminal 1 rental rate for janitored space by totaling the following rates:

6 of 10

Exhibit Y

a.	The Terminal 1 rental rate per square foot for unjanitored space for a given Fiscal Year, as calculated in this Section; and

b.

An additional rate per square foot, the janitored rate, calculated by dividing the total estimated direct janitorial Operation and Maintenance Expenses, as determined by MAC, by the total janitored space in the Terminal 1 (excluding MAC and mechanical space).

F.	CARROUSEL AND CONVEYOR CHARGE

1.

MAC shall calculate the carrousel and conveyor charge, by totaling the following annual amounts: equipment charges associated with the carrousel and conveyor, including annual depreciation and imputed interest, Operation and Maintenance Expense, and service charge.

2.	MAC shall prorate the carrousel and conveyor charge among the Signatory Airlines using the Joint Use Formula.

3.

Notwithstanding anything herein to the contrary, so long as DELTA operates and maintains the Inbound BHS and Outbound BHS, such costs incurred by DELTA will be charged to AIRLINE as specified in Sections VIII.C and VIII.D.

G.	IAF USE FEES

The IAF use fee for use of the IAF and any associated gates shall be based upon:

1.	The cost of the maintenance and operation of the International Arrivals Facility which may include, but is not limited to:

a.	utilities;

b.	cleaning:

c.	maintenance (including the costs of maintaining the security equipment that existed as of April 1998), repair and replacement cost allocation;

d.	police, fire, and administrative cost allocation;

e.	costs of providing passenger baggage carts, if any;

f.	costs of providing staff parking for federal inspections agency staff; and

g.	$35,064 per month for recoupment for lost rental area in the G Concourse.

2.

Costs associated with the operation of dual international arrivals facility locations at the Airport, based on the appropriate allocation of costs between the two facilities, not otherwise funded by the federal inspections agencies including, but not limited to additional personnel and equipment used by those agencies; and

3.	Excess construction and financing costs, if any.

Each Fiscal Year, the IAF use fee shall be calculated by first summing the budgeted costs for items (1) through (4) above and then dividing by total estimated passengers arriving at the IAF. AIRLINE shall be billed for IAF use fees monthly, and such use fees shall be set annually at an estimated charge through MAC’s budget process and then adjusted at year end for actual costs and actual passengers arriving at the IAF pursuant to certified audit by MAC’s external auditors and such difference shall be charged, refunded, or credited to AIRLINE and paid or credited by AIRLINE or MAC within thirty (30) days thereafter.

7 of 10

Exhibit Y

On a monthly basis for compensation for use of gates G1-G10 for scheduled international aircraft arrivals, MAC shall pay DELTA, $400, $800 and $1,200, for each arrival by, respectively, propeller aircraft, narrow-body jet aircraft or wide-body aircraft at the IAF. MAC may reasonably increase these rates at any time with 60 day advance written notice to DELTA.

H.	YEAR-END ADJUSTMENTS OF RENTS, FEES, AND CHARGES

1.

As soon as practical following the close of each Fiscal Year, but in no event later than July 1, MAC shall furnish AIRLINE with an accounting of the costs actually incurred and revenues and credits actually realized during such Fiscal Year with respect to each of the components of the calculation of the rents, fees, and charges calculated pursuant to this Section broken down by rate making Cost Center.

2.

In the event AIRLINE’s rents, fees, and charges billed during the Fiscal Year exceed the amount of AIRLINE’s rents, fees, and charges required (as recalculated based on actual costs and revenues), such excess shall be refunded or credited to AIRLINE.

3.

In the event AIRLINE’s rents, fees, and charges billed during the Fiscal Year are less than the amount of AIRLINE’s rents, fees, and charges required (as recalculated based on actual costs and revenues), such deficiency shall be charged to AIRLINE in a supplemental billing.

4.	This section does not apply to Common Use Space charges. This provision shall survive an expiration or termination of this Agreement.

I.	[INTENTIONALLY OMITTED]

J.	[INTENTIONALLY OMITTED]

K.	AIRLINE SERVICES PROVIDED BY MAC IN TERMINAL 1

1.	SCOPE AND COSTS

In accordance with the terms of this Section VI.K, AIRLINE agrees to reimburse MAC for providing the services described in this Section that generally benefit the Signatory Airlines using Terminal 1 or that primarily benefit AIRLINE. Except as and to the extent set forth in Section VI.K.4. below, MAC is under no obligation to provide any of these airline services. However, if MAC agrees to provide the services it shall charge AIRLINE as specified in this Section VI.K.

2.	EXISTING SERVICES

For existing services historically provided by Airlines, the costs of providing such services will be recovered by MAC as follows: (a) if the services generally benefit the Airlines utilizing Terminal 1, the costs will be assessed using the Joint Use Formula; or (b) if the services primarily benefit a limited number of Airlines utilizing Terminal 1, MAC will directly bill those Airlines benefiting from the services their pro rata share based on Enplaned Passengers.

8 of 10

Exhibit Y

These airline services include but are not limited to porter services, security line management services, and technology related services such as flight information displays, ticket counter back wall monitors, and content management systems (but exclude future services, Employee Screening services, and services addressed elsewhere in this Agreement), the costs of which are not otherwise included in and recovered through the other rents, fees and charges assessed under this Article VI. Additionally, these airline services shall also include security costs for law enforcement officers within the ticketing or baggage claim or concourse areas of Terminal 1 to the extent these law enforcement officers are specifically requested by one or more Signatory Airlines and are in addition to the law enforcement officers MAC typically provides.

3.	FUTURE SERVICES

For future related airline services provided by MAC, AIRLINE shall reimburse MAC for the costs of such services in the manner described in Section VI.K.2, unless such costs are disapproved by a Majority-In-Interest of the Terminal 1 Signatory Airlines in accordance with the procedures in Section VII.B.1. Majority-In-Interest review shall not be required any services that primarily benefit a limited number of Airlines if those Airlines agree to pay for and be directly billed for those services.

4.	TERMINAL 1 AIRLINE EMPLOYEE SCREENING

Effective January 1, 2019, MAC shall begin performing (through a 3rd party contractor) the screening of AIRLINE’s and its contractors’ and subcontractors’ employees who enter secure areas from within Terminal 1 (“Employee Screening.”). This does not include AIRLINE employees entering secure, SIDA, or AOA areas from outside Terminal 1 such as the Airfield gates or other buildings at the Airport. The indemnification obligations of AIRLINE set forth in Section IX.A shall apply to this Section. MAC shall have sole and absolute discretion establishing Employee Screening locations and, subject to fulfilling its obligations in this Section, MAC makes no guarantee that existing AIRLINE or MAC screening locations will continue to be operated or available for screening functions; provided, however, that such locations shall be sufficient to perform the Employee Screening in a timely manner. Should MAC elect not to provide Employee Screening at an existing AIRLINE operated Employee Screening location, AIRLINE may continue to provide Employee Screening for its own employees and contractors at its own cost and expense at such location, provided that MAC may require such location to be closed at any time, in MAC’s sole discretion, and AIRLINE may elect to close such location at any time. Employee Screening will be performed at locations that screen employees of other tenants, contractors, and subcontractors at the Airport and/or MAC’s and its contractors’ and subcontractors’ employees. At any time, MAC may elect to transfer responsibility for Employee Screening to the Transportation Security Administration (or successor agency) if and to the extent the Transportation Security Administration (or successor agency) is willing to assume such responsibility, and AIRLINE shall reasonably cooperate with MAC to facilitate such move. Any expense MAC incurs for Employee Screening attributed to Signatory Airlines will be prorated among the Signatory Airlines using the Joint Use Formula and AIRLINE’s proportionate share shall be billed to AIRLINE directly. MAC may, upon 365 days’ advance notice to AIRLINE, stop performing Employee Screening.

9 of 10

Exhibit Y

L.	TERMINAL 1 COMMON USE SPACE CHARGES

Use of and charges for Common Use Space in Terminal 1 shall be governed under a Memorandum of Understanding between MAC and any Airline that desires to use such Common Use Space at Terminal 1. AIRLINE agrees that such Memorandum of Understanding will be superseded and no longer in effect if a MAC Ordinance and/or Rules or Regulations are adopted that governs use of and charges for Common Use Space at Terminal 1.

M.	MAC-OWNED SYSTEMS AND EQUIPMENT AND UTILITIES INSURANCE COSTS

MAC may seek to procure certain insurance policies, additional coverages and/or additional limits for the benefit of MAC and/or Airlines that insure against losses incurred by MAC and/or Airlines related to the failure or outage of MAC-Owned Systems and Equipment and/or the failure or outage of utilities or services described in Section VIII.A.4 (such as power, water, gas, fiber, HVAC, etc.). In connection with such procurement, upon AIRLINE’s timely request, AIRLINE shall have the opportunity to participate in the procurement and review of any such insurance policies (including the continuation of policies not yet in place as of the effective date of this Agreement if premiums will increase by more than 10%), and MAC shall consider, in good faith, AIRLINE’s comments, position, and concerns regarding such procurement. If any such policies are procured, AIRLINE shall reimburse MAC for premiums and other related costs of such insurance policies in the manner described below, unless such insurance policies are disapproved by a Majority-In-Interest of Signatory Airlines in accordance with the procedures in Section VII.B.1 and as modified below, in which case MAC may still elect to procure such insurance policies, but may not charge such insurance premium costs directly to Airlines, but such insurance premium costs will be reasonably allocated by MAC to all Airport Cost Centers that benefit from such insurance policies. Eighty percent (80%) of the premium costs for such insurance policies that are not disapproved by a Majority-In-Interest of Signatory Airlines (except that, for purposes of disapproval under this section, the MII rules will be altered by replacing references to a majority of all Signatory Airlines with reference to a majority of all Signatory Airlines responding to the notice) shall be allocated on a reasonable basis by MAC to Terminal 1 and Terminal 2, and twenty percent (20%) of such premium costs shall be reasonably allocated to other Airport Cost Center(s) that benefit from such insurance policies. Such insurance premium costs allocated to Terminal 1 will be charged to Terminal 1 Signatory Airlines using the Joint Use Formula. Such allocated insurance premium costs allocated to Terminal 2 will be included in Terminal 2 rates and charges prescribed by MAC Ordinance. Notwithstanding anything herein to the contrary, any insurance policies procured under this Section VI.M. shall be primary with respect to any damages covered thereby and respond prior to any insurance AIRLINE is required to maintain hereunder, provided that where more than one party is at fault each party’s insurance shall be primary with respect to that party’s portion of the liability.

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EXHIBIT Z

1/1/2019

EXHIBIT Z

SUN COUNTRY ONLY PROVISIONS

I.	DEFINITIONS

A.	“Sun Country” means MN Airlines LLC, d.b.a Sun Country Airlines

II.	COMMUNITY NOISE GROUP

The MSP Noise Oversight Committee (NOC) was established in August 2002 as an advisory board appointed to address aircraft noise issues associated with MSP, and SUN COUNTRY and MAC agree to participate in the NOC, or any successor organization or other organization in lieu thereof that is formed principally to explore programs and procedures working toward the goal of mitigating the impacts caused by aircraft noise.